As filed with the Securities and Exchange Commission on 12/7/12

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2012

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Low Duration Bond Fund

DBLSX (I-share)

DLSNX (N-share)

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	September 30, 2012	3

President’s Letter

Dear DoubleLine Funds Shareholder:

On behalf of the team at DoubleLine, I am pleased to deliver this Semi-Annual Report. On the following pages, you will find specific information regarding each Fund’s operations and holdings. Investor assets in the DoubleLine Funds grew to approximately $37.5 billion as of September 30, 2012. In this challenging economic and market environment, DoubleLine continues to strive to deliver superior risk-adjusted returns while working to avoid crossing the double line of risk on the road to successful investing.

Highlights of Financial Markets through our Semi-Annual reporting period

•

Agency Mortgage Backed Securities (MBS): The Agency MBS market returned 2.22% for the six-month period ending September 30, 2012. Lower coupon mortgages were up while higher coupon mortgages were flat to down in price over this time period. The lower coupons were up partly due to the announcement of a third round of quantitative easing (QE3) as the size of the program was larger than what the market was expecting. The Federal Reserve has stated it will be buying mainly lower coupon mortgages in this program to the size of $40 billion of Agency MBS a month in QE3. Keep in mind that one of the mandates in the extension of Operation Twist was reinvestment back into mortgages for the paydowns of the Federal Reserve’s mortgage portfolio purchased in QE1. This number amounts to around $25 billion per month. These two conditions bring the Federal Reserve’s expanded total monthly purchases to $65 billion. The market is producing between $120 and $150 billion of new mortgages per month so the Federal Reserve is buying about one half of all reporting new mortgages. Additionally, higher coupon mortgage performance has been hurt by faster prepayment speeds partly caused by HARP 2.0.

•

Non-Agency MBS: During the six-month period ending September 30, 2012, prices in the non-Agency MBS sector were high in spite of supply and legal/legislative concerns. The sector continues to provide better price performance, and improvements, in severities and defaults.

	Non-Agency MBS Indices Closing Prices
	3/31/2012	9/28/2012	% Change
ABX 06-2 AAA	49.54	58.45	8.91
ABX 07-1 AAA	38.84	47.02	8.18
PrimeX FRM1*	106.20	109.46	3.26
PrimeX FRM2*	97.46	99.58	2.12
Source: Morgan Stanley

* FRM = Fixed Rate Mortgage. Please see the definition of the PrimeX Index at the end of this letter, which includes the sub-indices FRM1 and FRM2.

Tradable supply for non-Agency MBS increased during this period, helped in part by the liquidation of the Maiden Lane portfolio (the Federal Reserve’s position from AIG), as well as short-term holders selling positions

4	DoubleLine Funds

as prices rose. Throughout the period, the average monthly BWIC (Bids Wanted in Competition) supply exceeded $20 billion.

There was significant legal and congressional activity during this period as well: an Attorney General settlement worth $25 billion with the five largest originators, the introduction of a bill by Senator Feinstein to refinance all existing ‘underwater’ current non-Agency mortgages, the Boxer-Menendez bill designed to make Home Affordable Refinance Program (HARP) refinancing on Agency mortgages easier, and a new and untested use of eminent domain as a way to buy performing mortgages out of non-Agency pools. The eminent domain issue has had an interesting effect of uniting the entire mortgage investment community against this type of activity.

•

Treasuries: The Treasury market continued to trade in lock step with the actions, both realized and expected, of monetary authorities in the U.S. and Europe. A steady stream of disappointing domestic economic statistics and rising concern about the approaching “fiscal cliff” pushed up expectations of new monetary accommodation from the Federal Reserve. Europe saw its sovereign debt crisis intensify, with both Greece and Spain on the brink of disaster, the survival of the Euro in question, and the authorities seemingly unable to fashion a coherent response. Demand for the safe-haven appeal of U.S. Treasuries – long maturity issues in particular – drove yields to new all-time lows in late July 2012. The 10-year Treasury note, which had made a previous low of 1.71% in September 2011 and which in early April sat at 2.16%, reached 1.40% on July 24.

The tide changed in August as European Central Bank’s Draghi made emphatic statements in support of the Euro. European governments, most notably Germany, made concrete progress toward a formal rescue mechanism in September. The Federal Reserve, as expected, unveiled a new open-ended asset purchase program at its September meeting. The program proved a boon to mortgage-backed securities and, to a lesser extent, inflation-indexed Treasuries, but did little to boost prices of conventional Treasury notes and bonds. Waning flight-to-quality demand pushed yields higher through August and September with the 10-year note yield ending September at 1.63%.

•

Corporates: After posting negative excess returns in the second quarter, both investment grade and high yield corporate bonds, as measured by the Barclays Capital U.S. Credit Index and Barclays Capital U.S. Corporate High Yield Index, delivered excess returns in the third quarter of 2012. Returns during both periods were influenced by continuing eurozone and global growth issues, as well as the ongoing quantitative easing moves implemented by the Federal Reserve which instilled a “risk on” mentality among investors. Market liquidity overshadowed corporate and macroeconomic fundamentals to some degree during the period with record levels of funds flowing into the high yield credit space in particular. Issuance in both the investment grade and high yield space remained robust during the period given what appeared to be the unlimited demand for corporate credit in the market and low inventory levels among dealers. Towards the end of the third quarter, concerns about forward corporate earnings trends dampened some of this enthusiasm. Yet, throughout most of the period, risk markets continued to revel in central bank stimulus, both in the U.S. and abroad, despite the headwinds with regard to corporate and macroeconomic fundamentals.

•

Emerging Markets Debt: Emerging markets (EM) external sovereign bonds, as measured by the JP Morgan Emerging Markets Bond Index Global Diversified (EMBI), were the best performing EM sector for the second and third quarter of 2012. Strong investor inflows to the asset class provided support for EM sovereign bonds, with spreads tightening approximately 68 basis points (bps) over the period. EM external corporate bonds, as measured by the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI), were the next best performing EM sector as credit assets benefited from U.S. and European commitment for central bank intervention. Both non-investment grade sovereign (as measured by the EMBI high yield sub-index) and

Semi-Annual Report	September 30, 2012	5

President’s Letter  (Cont.)

non-investment corporate EM bonds (as measured by the CEMBI high yield sub-index) outperformed their investment grade counterparts as investors sought higher yielding assets with developed market rates continuing to hover at historic lows. EM government local currency bonds, as measured by the JP Morgan Government Bond Index Emerging Markets Broad Diversified (GBI-EM), were more volatile and underperformed U.S. dollar-denominated EM sectors, which are the EMBI and CEMBI. Local currency bonds posted modestly negative returns in the second quarter and strong positive returns in the third quarter 2012.

•

Commercial MBS (CMBS): The commercial mortgage market continued to perform well through 2012 as the search for yield under the current rate environment caused investors to shift focus toward spread products. For the second and third quarter of this year, CMBS, as measured by the CMBS component of the Barclays Capital U.S. Aggregate Bond Index, returned 4.72% outperforming the Barclays Capital U.S. Aggregate Bond Index by 104 bps. We saw a fairly robust new issuance pipeline as $21 billion of CMBS multi-borrower conduit transactions were brought to market, with each deal managing to price tighter over the previous. Of the $21 billion in CMBS issuance brought to market during this period, $7 billion were brought to market in September with the 10-year super senior AAAs clearing on average at swaps +85 bps. The most recent wides prior to September were seen back in May and June of this year at swaps +140 – swaps +150. In terms of commercial real estate fundamentals, collateral performance has been lack-luster albeit with a majority of problem loans having already defaulted over the previous two years. Most collateral issues now deal specifically with servicer modifications as well as anticipating potential modifications that may affect the trust. We believe the market remains well supported as we enter the fourth quarter, especially with the announcement of QE3.

•

Global Equities: Following dismal second quarter performance off a first quarter high, the global equity markets, as measured by the MSCI All-World Country Index (MSCI ACWI), experienced a rally in the third quarter 2012. The MSCI ACWI returned 1.24% for the six-month period ending September 30, 2012. The rally at the end of the period reflected the global markets’ response to reflationary policies from the major central banks, including the U.S. Federal Reserve, the European Central Bank, and the Chinese government. The U.S. equity markets improved over the six-month period as well, as reflected in the three major U.S. equity indices’ returns: the S&P 500 Index returned 3.42%, the NASDAQ Composite Index returned 1.47%, and the Dow Jones Industrial Index returned 3.08%. Developed ex-U.S. equities as represented by the MSCI EAFE (Europe, Australia, and the Far East) Index returned -1.13% for the six-month period. In emerging markets, the MSCI EM Index returned -1.58%. The improvement during the third quarter was due in part to the anticipated central bank activity working to stimulate global growth to lead to continued gains in consumer demand within these markets. The challenges for the global equity markets include the U.S. Presidential Election, the looming U.S. fiscal cliff, and a slowing Chinese economy which has been an important contributor to global growth over the past decade.

•

Commodities: As measured by the Standard & Poor’s Goldman Sachs Commodity Excess Return Index, the broad-based commodities market posted a 2.3% decline for the six-month period ended September 30, 2012. Performance was mixed as half of the 24 commodities in the index generated positive returns and half were negative over the six-month period. The agricultural sector was the strongest performing sector, driven primarily by grains, returning over 16.2% as elevated temperatures in the Midwestern United States caused reduced crop yields. Precious metals rebounded from a second quarter loss to end the six-month period up 5.6% as the Federal Reserve announced a third round of quantitative easing, which subsequently drove investors to seek refuge in precious metals against fiat currency devaluation.

6	DoubleLine Funds

Performance:

DoubleLine Total Return Bond Fund

For the six-month period ended September 30, 2012, the DoubleLine Total Return Bond Fund Class I shares outperformed the Barclays Capital U.S. Aggregate Bond Index by 1.51% (5.19% versus 3.68%). Over this period, interest rates fell with the 2-year Treasury rate down 10 bps to 0.23%, the 5-year Treasury rate down 41 bps to 0.63%, and the 10-year Treasury rate down 58 bps to 1.63%. Despite the drop in rates and the Fund’s lower duration, the Fund still outperformed over the period. Prices on the Agency Collateralized Mortgage Obligations (CMOs) were up with both lower coupon passthroughs and fixed-rate CMOs outperforming. The Agency inverse interest-only holdings in the portfolio continued to generate high cash flows due to the low short-term interest rates and relatively slow prepayments. In the non-Agency mortgage sector, prices were up significantly for all sub-sectors. The Alt-A securities held in the Fund were the best performing sector.

Period Ended: 9-30-2012	6-Months
I-Share	5.19%
N-Share	5.07%
Barclays Capital US Aggregate Bond Index	3.68%

DoubleLine Core Fixed Income Fund

For the six-month period ended September 30, 2012, the DoubleLine Core Fixed Income Fund Class I shares outperformed the Barclays Capital U.S. Aggregate Bond Index by 1.44% (5.12% versus 3.68%). The Fund’s outperformance over that time period was helped by the allocation to Agency MBS in which the lower coupon passthroughs and fixed rate CMOs outperformed. The non-index allocations to both emerging markets fixed income and non-Agency MBS further helped the outperformance of the Fund with Alt-A non-Agency Residential Mortgage Backed Securities (RMBS) being the best performing sector. The Fund’s holdings in U.S. corporate securities were in line with the benchmark while the Fund’s under allocation to U.S. Treasuries further enhanced the performance of the Fund as this sector underperformed for the six months.

Period Ended: 9-30-12	6-Month
I-Share	5.12%
N-Share	5.00%
Barclays Capital US Aggregate Bond Index	3.68%

DoubleLine Emerging Markets Fixed Income Fund

For the six-month period ended September 30, 2012, the DoubleLine Emerging Markets Fixed Income Fund Class I shares underperformed the JP Morgan EMBI Global Diversified Index by -4.11% (5.48% versus 9.59%). The Fund was defensively positioned with an overweight allocation to investment grade securities and a shorter duration relative to the index. Over the period, high yield bonds, as measured by the EMBI high yield sub-index, outperformed investment grade bonds, as measured by the EMBI investment grade sub-index, driven by the commitment to large scale central bank intervention out of Europe and the U.S., leading to improving investor confidence in the global markets. Additionally, the Fund’s performance was negatively affected from an overweight allocation to corporate debt securities relative to the index, which is made up of sovereign and quasi-sovereign issuers. The Fund was underweight in Central and Eastern European, Middle East, and Africa (CEEMEA) exposure, which was the regional outperformer over the period.

Semi-Annual Report	September 30, 2012	7

President’s Letter  (Cont.)

Period Ended: 9-30-12	6-Month
I-Share	5.48%
N-Share	5.36%
JP Morgan Emerging Markets Bond Global Diversified Index	9.59%

DoubleLine Multi-Asset Growth Fund

For the six-month period ended September 30, 2012, the DoubleLine Multi-Asset Growth Fund Class I shares outperformed the Blended Benchmark (60% Barclays U.S. Capital Aggregate/25% Morgan Stanley Capital International All Country World Index/15% S&P 500 Goldman Sachs Commodity Total Return Index) by 0.52% (2.85% versus 2.33%). The Fund’s outperformance was helped by the allocation to the U.S. Fixed Income sector which performed well over the time period on the back of the drop in interest rates. Additionally, the non-Agency MBS portion of the portfolio also outperformed, with the Alt-A subsector being the top performer. The Fund’s holdings in equities underperformed over the time period detracting somewhat from the outperformance. The allocation to real assets remained a diversifier while also adding to the outperformance over the six months.

Period Ended: 9-30-12	6-Month
I-Share	2.85%
A-Share
No Load	2.76%
With Load	-1.61%
S&P 500 Index	3.43%
Blended Benchmark*	2.33%

* Blended Benchmark: 60% Barclays Capital Aggregate/25% Morgan Stanley Capital International All Country World Index/15% S&P 500 Goldman Sachs Commodity Total Return Index.

DoubleLine Low Duration Bond Fund

For the six-month period ended September 30, 2012, the DoubleLine Low Duration Bond Fund Class I shares outperformed the BofA Merrill Lynch 1-3 Year Treasury Index by 1.38% (1.83% versus 0.45%). All sectors of the Fund outperformed over the time period due to the high income generation of the underlying securities. Both the MBS and emerging markets fixed income holdings in the portfolio were the best performers adding to the outperformance of the Fund. The U.S. Treasury holdings in the Fund were the lowest performing securities given the current low interest rate environment.

Period Ended: 9-30-12	6-Month
I-Share	1.83%
N-Share	1.71%
BofA ML 1-3 Year Treasury	0.45%

8	DoubleLine Funds

On behalf of the team at DoubleLine, we thank you for your support of the Funds. We value the trust you have placed in us and if you have any questions please do not hesitate to call 877-DLINE11 (354-6311) or visit our website at www.doublelinefunds.com.

Sincerely,

Ronald R. Redell

November 1, 2012

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of September 30, 2012 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should note, including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and certain non-rated securities present a greater risk of loss to principal and interest than higher rated securities. The Emerging Markets Fixed Income Fund and the Multi-Asset Growth Fund are non-diversified meaning each may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, these Funds may be more susceptible to any single economic, political or regulatory event than a more diversified fund, and a decline in the market value of one of the Fund’s investments may affect that Fund’s value more than if the Fund were a diversified fund. The Core Fixed Income Fund, Emerging Markets Fixed Income Fund, Multi-Asset Growth Fund and Low Duration Bond Fund may invest in foreign securities, which involve political, economic, and currency risks, greater volatility, and differences in accounting methods. These risks are greater for investments in emerging markets. The Funds may invest in securities related to real estate, which may decline in value as a result of factors affecting the real estate industry. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Funds’ investments in derivatives potentially could lose more than the amount invested. Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Equities may decline in value due to both real and perceived general market, economic, and industry conditions. For more details regarding the risks of the Funds, please consult the current prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

ABX Index—The ABX Index consists of the 20 most liquid credit default swaps (CDS) on U.S. home equity asset-backed securities (ABS) and is used to hedge asset-backed exposure or to take a position in the subprime mortgage asset class. The ABX Index has four series (06-1, 06-2, 07-1 and 07-2) with five tranches per series. The ABX 07-1 AAA Index references underlying collateral of that 2007 vintage and AAA credit quality type, just as the ABX 06-2 AAA Index references underlying collateral of the 2006 vintage and AAA credit quality type.

Basis Point—A basis point (bps) is equal to 0.01%.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays Capital U.S. Corporate Index—The Barclays Capital U.S. Corporate Index is the corporate component of the Barclays Capital U.S. Credit Index. It consists of publically-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The corporate sub-sectors are industrial, utility and finance, which include both U.S. and non-U.S. corporations.

Semi-Annual Report	September 30, 2012	9

President’s Letter  (Cont.)

Barclays Capital U.S. Credit Index—This index is the US Credit component of the US Government/Credit Index and consists of publically issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The US Credit Index is the same as the former US Corporate Investment Grade Index.

Barclays Capital U.S. Government Index—This index is the US Government component of the US Government/Credit Index and includes securities issued by the US Government, including treasuries and agencies. This includes public obligations of the US Treasury with a remaining maturity of one year or more and publically issued debt of US Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US Government.

Barclays Capital U.S. Corporate High Yield Index—This index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issuer from countries designated as emerging markets (e.g. Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures, 144-As and pay-in-kind (PIK, as of October 1, 2009) are also included.

Barclays Capital U.S. MBS Index—The Barclays Capital U.S. MBS Index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

BofA Merrill Lynch 1-3 Year Treasury Index—The Index is an unmanaged index that tracks performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

Cash Flow—Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Dow Jones Industrial Index—This index, also referred to as The Dow, is a price-weighted measure of 30 U.S. blue-chip companies. It covers all industries with the exception of the transportation and utilities.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

JP Morgan Corporate Emerging Markets Bond Broad Diversified Index (CEMBI)—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa. The CEMBI also contains high yield and investment grade sub-indices.

JP Morgan Emerging Markets Bond Global Diversified Index (EMBI)—This index is uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global. The EMBI also contains high yield and investment grade sub-indices.

JP Morgan Government Bond Emerging Markets Broad Diversified Index (GBI EM)—This index is the first comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—The MSCI All Country (AC) World Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

Morgan Stanley Capital International EAFE Index (MSCI EAFE)—The MSCI EAFE (Europe, Australasia and Far East) is a market-capitalization weighted stock market index designed to measure equity market performance of developed markets outside of the U.S. and Canada. This index includes a selection of stocks from 21 developed markets, excluding the U.S. and Canada.

Morgan Stanley Capital International Emerging Markets Index (MSCI EM)—The MSCI Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. It consists of indices in 26 emerging economies, including but not limited to, Argentina, Brazil, China, India, Poland, Thailand, Turkey, and Venezuela.

NASDAQ Composite Index—The NASDAQ Composite Index is a broad-based capitalization-weighted index of stocks in all three NASDEQ tiers: Global Select, Global Market and Capital Market.

PrimeX—The PrimeX index is a synthetic credit default swap (CDS) index which references non-Agency, prime residential mortgage-backed securities (RMBS). There are 20 prime RMBS deals referenced from the 2005, 2006, and 2007 vintages. The vintages separate the PrimeX into four sub indices by cut-off dates and collateral type. The PrimeX Fixed-Rate Mortgage (FRM) 1 and FRM 2 are two of these sub indices that contain specific underlying collateral and vintage types.

S&P 500—Standard & Poor’s US 500 Index, a capitalized-weighted index of 500 stocks.

S&P/Goldman Sachs Commodity Excess Return Index (S&P GSCI)—Standard & Poor’s/Goldman Sachs Commodity Index, or GSCI, is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the Index a valuable economic indicator and commodities market benchmark. The S&P GSCI Excess Return Index (SPSCI ER) is one of the three S&P GSCI Indices published, measuring the return accrued from investing in uncollateralized nearby commodity futures. This Excess Return Index includes an Energy component, which was referenced in this commentary.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

10	DoubleLine Funds

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Semi-Annual Report	September 30, 2012	11

Schedule of Investments DoubleLine Total Return Bond Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 0.7%

	ARES Ltd.,
$1,159,778	Series 2006-5RA-A2	0.68%	#^	02/24/2018	1,139,030
19,338,965	Series 2006-6RA-A2	0.68%	#	03/12/2018	18,615,239

	Atrium Corporation,
2,330,466	Series 3A-A1	0.76%	#^	10/27/2016	2,310,669

	Avenue Ltd.,
6,595,985	Series 2004-1A-A1L	0.78%	#^	02/15/2017	6,552,683

	Belle Haven Ltd.,
1,150,145,174	Series 2006-1A-A1	0.71%	#^	07/05/2046	104,088,138

	Black Diamond Ltd.,
1,432,240	Series 2005-1A-A1	0.65%	#^	06/20/2017	1,414,452

	Canyon Capital Ltd.,
3,993,468	Series 2004-1A-A1A	0.84%	#^	10/15/2016	3,941,471

	Foxe Basin Ltd.,
4,033,195	Series 2003-1-AB	2.09%	#^	12/15/2015	4,025,086

	Galaxy Ltd.,
59,634,941	Series 2005-5A-A1	0.72%	#^	10/20/2017	59,110,702

	GSC Partners Fund Ltd.,
1,112,026	Series 2004-5A-A1	0.81%	#^	11/20/2016	1,110,715

	LCM LP,
20,000,000	Series 12A-A	1.87%	#^	10/19/2022	19,970,140

	Sargas II Ltd.,
1,473,833	Series 2006-1A-D	1.71%	#^	10/20/2018	1,471,321
526,369	Series 2006-1X-D	1.71%	#	10/20/2018	525,472

	Suffield Ltd.,
2,831,293	Series 4-A	2.55%	#^	09/26/2014	2,791,393

	Symphony Ltd.,
2,000,000	Series 2012-10A-X	1.44%	#^	07/23/2023	2,000,002

	Total Collateralized Loan Obligations (Cost $228,399,645)				229,066,513

NON-AGENCY COMMERCIAL MORTGAGE-BACKED OBLIGATIONS 4.5%

	Banc of America Commercial Mortgage, Inc.,
5,303,000	Series 2002-2-G	5.85%	^	07/11/2043	5,348,765
227,606,934	Series 2006-1-XP	0.35%	# I/O	09/10/2045	179,127
19,741,000	Series 2006-4-AM	5.68%		07/10/2046	22,083,980
100,848,230	Series 2006-4-XP	0.61%	# I/O	07/10/2046	394,922
11,700,000	Series 2007-2-AM	5.81%	#	04/10/2049	12,581,074
325,864,413	Series 2007-5-XW	0.56%	#^ I/O	02/10/2051	4,256,441

	BCRR Trust,
78,489	Series 2010-LEAF-32A	4.23%	^	12/22/2032	78,236

	Bear Stearns Commercial Mortgage Securities, Inc.,
1,233,593	Series 2001-TOP2-C	6.83%	#	02/15/2035	1,244,914
312,495	Series 2002-TOP8-A2	4.83%		08/15/2038	312,485
19,175,000	Series 2004-PWR3-A4	4.72%		02/11/2041	19,954,608
12,428,943	Series 2004-PWR4-A3	5.47%	#	06/11/2041	13,233,736
38,525,969	Series 2004-PWR5-X2	1.05%	# I/O	07/11/2042	2,697
101,324,329	Series 2004-PWR6-X2	0.85%	# I/O	11/11/2041	130,100
16,500,000	Series 2004-T14-A4	5.20%	#	01/12/2041	17,353,677
88,613,939	Series 2004-T16-X2	0.95%	# I/O	02/13/2046	75,499
19,890,951	Series 2005-PWR7-X2	0.39%	# I/O	02/11/2041	20,985
12,500,000	Series 2005-T18-AJ	5.01%	#	02/13/2042	13,331,656
19,225,000	Series 2006-PW14-AM	5.24%		12/11/2038	21,203,983
30,900,000	Series 2007-PW16-AM	5.91%	#	06/11/2040	33,911,746
16,350,000	Series 2007-PW17-AM	5.92%	#	06/11/2050	18,018,060
12,815,000	Series 2007-PW17-AMFL	0.92%	#^	06/11/2050	11,080,599
2,441,055	Series 2007-T28-A2	5.59%		09/11/2042	2,440,438

	Capital Trust,
14,478,140	Series 2005-3A-A2	5.16%	^	06/25/2035	14,478,140

	CD Commercial Mortgage Trust,
433,270	Series 2005-CD1-A2FL	0.34%	#	07/15/2044	433,122
5,969,915	Series 2006-CD2-AAB	5.51%	#	01/15/2046	6,153,714
37,500,000	Series 2006-CD2-AM	5.53%	#	01/15/2046	40,376,212
4,678,612	Series 2007-CD4-ASB	5.28%		12/11/2049	4,934,415
532,097,515	Series 2007-CD5-XP	0.31%	#^ I/O	11/15/2044	2,209,269

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Commercial Mortgage Trust,
$14,503,000	Series 2005-C3-AM	4.83%	#	05/15/2043	15,468,537
7,489,382	Series 2006-C4-ASB	5.92%	#	03/15/2049	7,897,755
14,140,000	Series 2007-C6-AM	5.89%	#	12/10/2049	15,454,546
11,250,000	Series 2008-C7-AM	6.06%	#	12/10/2049	12,311,021
7,000,000	Series 2009-RR1-CA4B	5.32%	#^	12/17/2049	7,451,185
307,948,684	Series 2012-GC8-XA	2.27%	#^ I/O	09/10/2045	41,669,245

	COBALT Commercial Mortgage Trust,
21,750,000	Series 2007-C2-AMFX	5.53%	#	04/15/2047	22,928,970

	Commercial Mortgage Acceptance Corporation,
14,313,783	Series 1998-C2-F	5.44%	^	09/15/2030	14,727,895

	Commercial Mortgage Pass-Through Certificates,
96,901,378	Series 2002-LC4-XA	2.71%	#^ I/O	12/10/2044	14,980,856
280,139,288	Series 2005-LP5-XC	0.47%	#^ I/O	05/10/2043	2,498,562
4,700,000	Series 2006-C8-AM	5.35%		12/10/2046	5,041,105
1,867,155	Series 2006-CN2A-A2FX	5.45%	^	02/05/2019	1,875,167
1,107,814	Series 2007-C9-A2	5.81%	#	12/10/2049	1,106,694
40,955,972	Series 2012-CR2-XA	2.14%	# I/O	08/15/2045	5,197,149

	Credit Suisse First Boston Mortgage Securities Corporation,
3,050,000	Series 1998-C2-F	6.75%	#^	11/15/2030	3,281,855
7,887,000	Series 2001-CF2-F	6.56%	^	02/15/2034	7,745,507
1,235,000	Series 2001-CF2-G	6.93%	^	02/15/2034	1,206,005
29,912	Series 2002-CKN2-A3	6.13%		04/15/2037	30,043
2,595,227	Series 2003-CPN1-A2	4.60%		03/15/2035	2,610,143
10,764,577	Series 2004-C1-A4	4.75%	#	01/15/2037	11,210,354
7,675,000	Series 2005-C6-AM	5.23%	#	12/15/2040	8,461,254

	Credit Suisse Mortgage Capital Certificates,
2,135,663	Series 2006-C3-AM	6.00%	#	06/15/2038	2,338,634
46,521,320	Series 2006-C5-AM	5.34%		12/15/2039	48,389,035
12,100,774	Series 2006-TF2A-A2	0.39%	#^	10/15/2021	11,772,347
5,963,456	Series 2006-TF2A-SVA1	0.45%	#^	10/15/2021	5,780,336
1,357,495,400	Series 2007-C1-ASP	0.57%	# I/O	02/15/2040	7,232,735
24,000,000	Series 2007-TFLA-C	0.39%	#^	02/15/2022	22,350,648
8,800,000	Series 2010-RR1-1B	5.69%	#^	04/16/2049	9,567,404
5,150,000	Series 2010-RR2-3B	5.34%	#^	12/15/2043	5,499,026
10,000,000	Series 2010-RR5-2B	5.34%	#^	12/18/2043	10,750,365

	Crest Ltd.,
1,128,126	Series 2003-2A-A1	0.84%	#^	12/28/2018	1,054,797

	DBRR Trust,
4,000,000	Series 2012-EZ1-A	0.95%	^	09/25/2045	4,004,612

	DBUBS Mortgage Trust,
204,106,255	Series 2011-LC2A-XA	1.61%	#^ I/O	07/10/2044	14,337,342

	DLJ Commercial Mortgage Corporation,
699,563	Series 1998-CF1-B4	7.60%	#^	02/15/2031	712,024
1,778,135	Series 2000-CKP1-B1	7.85%	#	11/10/2033	1,776,197

	Extended Stay American Trust,
53,175,390	Series 2010-ESHA-A	2.95%	^	11/05/2027	53,483,861
281,995,761	Series 2010-ESHA-XA1	3.13%	#^ I/O	01/05/2013	1,580,868
102,500,000	Series 2010-ESHA-XB1	1.17%	#^ I/O	01/05/2016	224,885

	Fontainebleau Miami Beach Trust,
13,175,000	Series 2012-FBLU-C	4.27%	^	05/05/2027	13,780,562
5,000,000	Series 2012-FBLU-E	5.25%	^	05/05/2027	5,214,055

	GE Capital Commercial Mortgage Corporation,
7,000,000	Series 2004-C3-B	5.51%	#	07/10/2039	7,421,102
11,781,000	Series 2005-C2-B	5.11%	#	05/10/2043	12,228,201
7,374,797	Series 2007-C1-AAB	5.48%		12/10/2049	7,815,294

	GMAC Commercial Mortgage Securities, Inc.,
750,440	Series 2001-C1-D	7.03%	#	04/15/2034	748,915
3,500,000	Series 2003-C2-E	5.66%	#	05/10/2040	3,593,921
14,612	Series 2003-C3-A3	4.65%		04/10/2040	14,616
4,597,317	Series 2004-C3-A4	4.55%		12/10/2041	4,599,409
23,800,000	Series 2006-C1-AJ	5.35%	#	11/10/2045	19,539,836

	Greenwich Capital Commercial Funding Corporation,
6,575,000	Series 2003-C2-B	5.03%		01/05/2036	6,770,534
4,000,000	Series 2003-C2-C	5.07%	#	01/05/2036	4,120,442
7,936,000	Series 2004-FL2A-D	0.54%	#^	11/05/2019	7,845,053
6,500,000	Series 2004-FL2A-G	0.71%	#^	11/05/2019	5,925,010
7,000,000	Series 2006-GG7-AM	6.06%	#	07/10/2038	7,705,239

12	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation II,
$9,055,000	Series 2006-GG6-AM	5.62%	#	04/10/2038	9,745,516
201,691,056	Series 2006-GG6-XC	0.15%	#^ I/O	04/10/2038	367,279
25,000,000	Series 2006-GG8-AM	5.59%		11/10/2039	27,508,037
43,200,000	Series 2007-EOP-A2	1.26%	#^	03/06/2020	43,187,256
36,080,111	Series 2011-GC3-X	1.31%	#^ I/O	03/10/2044	1,854,698
117,788,110	Series 2012-GC6-XA	2.40%	#^ I/O	01/10/2045	16,659,950
4,296,272	Series 2012-GCJ7-A1	1.14%		05/10/2045	4,341,636

	JP Morgan Chase Commercial Mortgage Securities Corporation,
3,271,525	Series 2001-CIB2-C	6.74%	#	04/15/2035	3,288,077
2,000,000	Series 2003-LN1-D	5.20%	#	10/15/2037	2,019,577
1,125,000	Series 2004-C3-A4	4.66%		01/15/2042	1,126,858
1,286,696	Series 2004-CB8-A1A	4.16%	^	01/12/2039	1,329,345
25,008,342	Series 2004-CBX-A5	4.65%		01/12/2037	25,623,022
23,038,143	Series 2004-CBX-X1	0.87%	#^ I/O	01/12/2037	314,436
5,000,000	Series 2004-LN2-A2	5.12%		07/15/2041	5,324,225
108,487,826	Series 2005-LDP4-X1	0.14%	#^ I/O	10/15/2042	749,651
258,689,444	Series 2006-CB14-X2	0.16%	# I/O	12/12/2044	68,553
298,859,932	Series 2006-CB16-X2	0.71%	# I/O	05/12/2045	1,498,783
9,704,000	Series 2006-LDP7-AM	6.06%	#	04/15/2045	10,955,564
164,113,339	Series 2006-LDP8-X	0.73%	# I/O	05/15/2045	2,802,728
10,599,893	Series 2007-C1-ASB	5.86%		02/15/2051	11,566,969
24,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	25,863,480
180,090,162	Series 2007-CB18-X	0.44%	# I/O	06/12/2047	2,094,989
21,380,000	Series 2007-CB20-AM	6.09%	#	02/12/2051	23,868,226
2,785,361	Series 2007-CB20-ASB	5.69%		02/12/2051	3,066,603
1,332,664,868	Series 2007-CB20-X1	0.20%	#^ I/O	02/12/2051	13,188,052
6,900,000	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	7,471,392
11,336,000	Series 2009-RR2-GEB	5.54%	^	12/17/2049	12,264,578
2,117,564	Series 2011-CCHP-A	2.60%	#^	07/15/2028	2,119,025
5,000,000	Series 2011-CCHP-B	3.50%	#^	07/15/2028	5,067,580
4,335,732	Series 2011-PLSD-A1	2.19%	^	11/13/2044	4,466,821
231,428,182	Series 2012-C6-XA	2.20%	# I/O	05/15/2045	27,756,339
496,698,000	Series 2012-C8-XA	2.38%	# I/O	10/15/2045	67,804,741
202,270,012	Series 2012-CBX-XA	2.23%	# I/O	06/16/2045	23,671,255

	LB-UBS Commercial Mortgage Trust,
565,000	Series 2004-C2-A4	4.37%		03/15/2036	590,983
5,614,000	Series 2004-C7-B	4.84%	#	10/15/2036	5,962,217
4,350,000	Series 2005-C3-AM	4.79%		07/15/2040	4,686,422
20,000,000	Series 2005-C7-AJ	5.32%	#	11/15/2040	21,188,030
11,954,000	Series 2006-C7-AJ	5.41%		11/15/2038	8,160,733
176,842,481	Series 2006-C7-XCL	0.33%	#^ I/O	11/15/2038	2,492,064
38,308,952	Series 2007-C1-AM	5.46%		02/15/2040	41,313,715
696,709,961	Series 2007-C7-XCL	0.12%	#^ I/O	09/15/2045	6,551,164

	Merrill Lynch Mortgage Investors Trust,
197,490,541	Series 1998-C1-IO	0.69%	# I/O	11/15/2026	4,949,409

	Merrill Lynch Mortgage Trust,
19,000,000	Series 2003-KEY1-A4	5.24%	#	11/12/2035	19,783,208
10,000,000	Series 2004-KEY2-A4	4.86%	#	08/12/2039	10,698,585
1,976,482	Series 2005-CKI1-A4FL	0.48%	#	11/12/2037	1,975,423
313,170,147	Series 2005-MCP1-XP	0.82%	# I/O	06/12/2043	1,482,861

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
1,724,525	Series 2006-4-A2FL	0.35%	#	12/12/2049	1,717,480

	Morgan Stanley Capital, Inc.,
1,485,000	Series 1999-LIFE-G	6.96%	#^	04/15/2033	1,487,871
4,665,751	Series 2003-T11-A4	5.15%		06/13/2041	4,775,667
169,436,158	Series 2004-HQ4-X2	0.51%	#^ I/O	04/14/2040	4,575
1,107,784	Series 2005-IQ10-AAB	5.18%	#	09/15/2042	1,115,718
360,267,177	Series 2006-HQ10-X1	0.18%	#^ I/O	11/12/2041	6,349,709
8,325,317	Series 2007-HQ12-A2FL	0.47%	#	04/12/2049	8,102,248
16,650,633	Series 2007-HQ12-A2FX	5.76%	#	04/12/2049	17,316,118
15,727,000	Series 2007-IQ16-AM	6.31%	#	12/12/2049	17,570,605
481,753,484	Series 2007-IQ16-X2	0.36%	#^ I/O	12/12/2049	3,390,581
10,000,000	Series 2008-T29-AAB	6.46%	#	01/11/2043	10,991,665

	Morgan Stanley Re-Remic Trust,
5,022,000	Series 2010-HQ4-AJ	4.97%	^	04/15/2040	5,274,097

	Multi Security Asset Trust,
3,798,802	Series 2005-RR4A-A3	5.00%	^	11/28/2035	3,813,048

	Nomura Asset Securities Corporation,
6,463,094	Series 1998-D6-A2	7.33%	#	03/15/2030	6,509,254
4,115,000	Series 1998-D6-A3	7.54%	#	03/15/2030	4,185,918

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Prudential Commercial Mortgage Trust,
$194,729	Series 2003-PWR1-A1	3.67%		02/11/2036	194,609

	Prudential Mortgage Capital Funding, LLC,
114,643	Series 2001-ROCK-F	8.21%	#^	05/10/2034	114,478

	RBSCF Trust,
10,000,000	Series 2010-RR3-WBTB	6.12%	#^	02/16/2051	11,116,970

	TIAA Seasoned Commercial Mortgage Trust,
16,746,000	Series 2007-C4-AJ	5.58%	#	08/15/2039	18,150,864

	UBS-Barclays Commercial Mortgage Trust,
110,000,000	Series 2012-C3-XA	2.21%	#^ I/O	08/10/2049	15,655,090

	Wachovia Bank Commercial Mortgage Trust,
5,840,000	Series 2005-C22-AM	5.52%	#	12/15/2044	6,330,986
9,112,289	Series 2006-C23-AM	5.47%	#	01/15/2045	10,044,868
357,984	Series 2006-C23-APB	5.45%		01/15/2045	357,884

	WF-RBS Commercial Mortgage Trust,
90,156,847	Series 2011-C4-XA	1.03%	#^ I/O	06/15/2044	3,477,124
119,815,505	Series 2012-C6-XA	2.68%	#^ I/O	04/15/2045	17,433,995
139,278,623	Series 2012-C8-XA	2.42%	#^ I/O	08/15/2045	18,897,950

	Total Non-Agency Commercial Mortgage-Backed Obligations (Cost $1,484,602,106)				1,490,403,180

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 29.6%

	ACE Securities Corporation,
36,849,546	Series 2006-HE1-A2C	0.41%	#	02/25/2036	35,250,662
10,238,825	Series 2006-NC1-A2C	0.42%	#	12/25/2035	10,057,490

	Adjustable Rate Mortgage Trust,
19,423,286	Series 2005-10-3A31	5.12%	#	01/25/2036	18,375,021
6,200,000	Series 2005-2-6M2	1.20%	#	06/25/2035	2,843,568
9,256,568	Series 2005-7-3A1	3.38%	#	10/25/2035	7,972,381
45,651,615	Series 2006-1-2A1	3.31%	#	03/25/2036	32,050,242
45,179,551	Series 2006-2-3A1	3.11%	#	05/25/2036	35,293,927
40,935,334	Series 2007-1-3A1	5.87%	#	03/25/2037	30,328,620
6,617,390	Series 2007-3-1A1	4.32%	#^	11/25/2037	4,075,505

	Aegis Asset Backed Securities Trust,
633,303	Series 2003-2-M2	2.77%	#	11/25/2033	468,561
4,949,202	Series 2004-1-M2	2.25%	#	04/25/2034	3,468,606
846,867	Series 2004-2-M2	1.52%	#	06/25/2034	436,942

	American General Mortgage Loan Trust,
12,000,000	Series 2010-1-A3	5.65%	#^	03/25/2058	12,534,024
12,000,000	Series 2010-1-A4	5.65%	#^	03/25/2058	12,353,724

	American Home Mortgage Investment Trust,
7,023,945	Series 2005-1-7A2	2.66%	#	06/25/2045	5,512,016
14,537,704	Series 2005-4-3A1	0.52%	#	11/25/2045	10,148,350
2,900,517	Series 2006-2-3A4	6.60%	#	06/25/2036	1,798,152
13,265,423	Series 2007-A-13A1	6.10%	#^	01/25/2037	7,984,982

	Amortizing Residential Collateral Trust,
18,662,326	Series 2002-BC7-M1	1.42%	#	10/25/2032	12,408,487

	Argent Securities, Inc.,
643,181	Series 2004-W6-M1	0.77%	#	05/25/2034	540,360

	Asset Backed Securities Corporation Home Equity Loan Trust,
7,797,130	Series 2003-HE6-M1	1.19%	#	11/25/2033	6,298,604
1,211,899	Series 2004-HE3-M2	1.90%	#	06/25/2034	892,957

	Banc of America Alternative Loan Trust,
8,317,728	Series 2005-10-4A1	5.75%		11/25/2035	7,525,314
7,978,239	Series 2005-5-2CB1	6.00%		06/25/2035	6,700,109
13,443,456	Series 2005-6-2CB2	6.00%		07/25/2035	12,542,704
5,652,940	Series 2005-6-4CB1	6.50%		07/25/2035	5,232,019
4,980,290	Series 2005-8-2CB1	6.00%		09/25/2035	3,897,024
4,125,577	Series 2006-5-CB14	6.00%	#	06/25/2046	3,278,404
7,703,564	Series 2006-6-CB3	6.00%		07/25/2046	6,439,529
23,349,845	Series 2006-7-A4	6.00%	#	10/25/2036	17,919,640
12,155,539	Series 2006-8-1A1	6.28%	# I/FI/O	11/25/2036	2,897,255
4,332,163	Series 2006-8-1A2	0.67%	#	11/25/2036	2,295,695
19,562,422	Series 2006-9-1CB1	6.00%		01/25/2037	13,612,375
3,155,404	Series 2007-2-2A1	6.00%		06/25/2037	2,231,107

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	13

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Banc of America Funding Corporation,
$228,774	Series 2005-6-2A9	5.50%		10/25/2035	230,496
23,293,543	Series 2006-2-3A1	6.00%		03/25/2036	23,909,832
806,791	Series 2006-2-4A1	0.00%	# I/F	03/25/2036	1,011,626
3,924,080	Series 2006-2-6A2	5.50%		03/25/2036	4,022,025
6,553,681	Series 2006-3-6A1	6.34%	#	03/25/2036	6,733,095
19,729,000	Series 2006-6-1A7	6.25%		08/25/2036	19,337,843
4,639,250	Series 2006-7-T2A5	6.04%	#	10/25/2036	3,381,253
21,867,424	Series 2006-7-T2A8	5.91%	#	10/25/2036	15,809,098
4,538,398	Series 2006-8T2-A8	6.10%	#	10/25/2036	3,527,345
2,574,535	Series 2006-B-7A1	5.63%	#	03/20/2036	2,233,132
23,947,541	Series 2006-D-6A1	5.18%	#	05/20/2036	18,505,809
2,461,278	Series 2006-G-2A1	0.44%	#	07/20/2036	2,150,355
1,300,486	Series 2006-H-3A1	5.95%	#	09/20/2046	954,011
2,979,870	Series 2007-1-TA10	5.84%	#	01/25/2037	2,248,905
4,065,622	Series 2007-3-TA1B	5.83%	#	04/25/2037	3,180,862
5,904,237	Series 2007-5-1A1	5.50%		07/25/2037	4,911,779
6,657,710	Series 2009-R14-3A	16.02%	#^ I/F	06/26/2035	7,746,266
6,107,936	Series 2009-R15A-4A2	5.75%	^	12/26/2036	3,944,630
4,387,915	Series 2010-R1-3A	13.95%	#^ I/F	07/26/2036	4,050,484
253,548,510	Series 2012-R4-A	0.49%	#^	03/04/2039	240,237,213
83,905,511	Series 2012-R5-A	0.49%	#^	10/03/2039	81,388,346

	Banc of America Mortgage Securities, Inc.,
3,919,084	Series 2004-K-4A1	5.27%	#	12/25/2034	3,876,646
16,108,960	Series 2006-1-A9	6.00%		05/25/2036	14,345,625
4,995,422	Series 2007-1-2A5	5.75%		01/25/2037	5,116,663

	BCAP LLC Trust,
7,904,407	Series 2007-AA2-2A7	6.00%		04/25/2037	6,469,520
8,557,603	Series 2007-AA2-2A8	5.75%		04/25/2037	6,915,797
18,000,000	Series 2008-RR3-A1B	6.63%	#	10/25/2036	13,234,635
7,325,044	Series 2010-RR10-5A1	7.73%	#^	04/27/2037	7,105,293
13,405,284	Series 2010-RR12-3A15	7.20%	#^	08/26/2037	12,506,507
3,350,000	Series 2010-RR5-2A3	6.10%	#^	04/26/2037	3,268,930
7,037,170	Series 2011-RR12-2A5	2.66%	#^	12/26/2036	6,959,761
16,168,629	Series 2012-RR1-3A3	3.50%	#^	10/26/2035	16,379,258

	Bear Stearns Adjustable Rate Mortgage Trust,
26,004,503	Series 2005-12-13A1	5.37%	#	02/25/2036	24,973,840
21,585,080	Series 2006-4-4A1	5.54%	#	10/25/2046	18,869,914
19,025,839	Series 2007-1-2A1	2.77%	#	02/25/2047	13,292,973

	Bear Stearns Alt-A Trust,
6,655,202	Series 2004-11-2A3	2.85%	#	11/25/2034	5,775,351
26,792,081	Series 2006-6-2A1	4.85%	#	11/25/2036	19,773,855

	Bear Stearns Asset Backed Securities Trust,
17,974,001	Series 2004-AC4-A2	5.50%	#	08/25/2034	18,504,162
44,491,699	Series 2005-AC2-1A	5.25%	#	04/25/2035	42,601,914
14,469,150	Series 2005-AC2-2A1	5.25%	#	04/25/2035	14,570,724
21,229,812	Series 2005-AC7-A4	5.50%	#	10/25/2035	19,464,808
23,507,965	Series 2006-AC1-1A1	5.75%	#	02/25/2036	18,760,602
3,296,953	Series 2007-SD1-1A2A	6.00%		10/25/2036	2,469,586
1,821,273	Series 2007-SD1-1A3A	6.50%		10/25/2036	1,427,564
10,505,450	Series 2007-SD1-23A1	5.43%	#	10/25/2036	7,648,598

	Centex Home Equity,
2,750,000	Series 2004-A-AF5	5.43%	#	01/25/2034	2,724,853

	Chase Funding Mortgage Loan Asset-Backed Certificates,
3,664,250	Series 2003-4-2M1	1.12%	#	03/25/2033	2,585,070

	Chase Mortgage Finance Corporation,
21,148,327	Series 2005-A1-2A4	2.73%	#	12/25/2035	18,676,500
18,315,643	Series 2006-S3-1A2	6.00%		11/25/2036	15,500,190
25,648,840	Series 2006-S4-A8	6.00%		12/25/2036	22,271,426
24,003,874	Series 2007-A2-6A4	3.01%	#	07/25/2037	22,875,584
9,235,092	Series 2007-S3-1A5	6.00%		05/25/2037	8,080,323
4,327,588	Series 2007-S3-2A1	5.50%		05/25/2037	4,451,612
10,729,332	Series 2007-S5-1A18	6.00%		07/25/2037	9,550,720

	Chaseflex Trust,
1,488,123	Series 2006-1-A2A	5.78%	#	06/25/2036	1,532,526
7,937,572	Series 2006-1-A5	5.78%	#	06/25/2036	8,014,277
11,755,111	Series 2006-2-A2B	0.42%	#	09/25/2036	8,122,400
9,708,591	Series 2007-1-1A1	6.50%		02/25/2037	6,169,780
21,202,036	Series 2007-M1-2F4	6.35%	#	08/25/2037	17,336,968

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citicorp Mortgage Securities, Inc.,
$28,893,491	Series 2005-1-1A4	5.50%		02/25/2035	30,769,502
6,074,712	Series 2006-7-1A1	6.00%		12/25/2036	5,878,049

	Citicorp Residential Mortgage Securities, Inc.,
6,594,000	Series 2006-2-A5	6.04%	#	09/25/2036	5,856,540

	Citigroup Mortgage Loan Trust, Inc.,
5,773,821	Series 2005-5-2A2	5.75%		08/25/2035	4,374,793
2,819,068	Series 2005-9-21A1	5.50%		11/25/2035	2,306,808
7,230,228	Series 2006-FX1-A6	5.85%	#	10/25/2036	5,807,373
3,677,359	Series 2006-WF1-A2D	5.92%	#	03/25/2036	2,604,182
20,731,766	Series 2006-WF2-A2D	6.15%	#	05/25/2036	13,090,120
1,954,433	Series 2007-12-2A1	6.50%	^	10/25/2036	1,323,199
2,015,864	Series 2007-2-2A	6.00%		11/25/2036	2,030,401
2,547,010	Series 2007-9-2A2	6.50%	^	05/25/2037	1,404,676
8,817,632	Series 2007-OPX1-A3A	5.97%	#	01/25/2037	6,012,615
93,506,088	Series 2007-WFH3-A2	0.38%	#	06/25/2037	75,011,425
20,000,000	Series 2008-AR4-1A1B	3.04%	#^	11/25/2038	11,320,970
3,956,319	Series 2010-12-3A1	4.00%	^	04/25/2037	4,060,766
3,617,013	Series 2010-2-5A1	5.50%	#^	12/25/2035	3,834,638
205,000,000	Series 2010-8-5A4	10.49%	#^	11/25/2036	145,550,000
32,517,720	Series 2010-8-5A6	4.00%	^	11/25/2036	33,907,771
171,000,000	Series 2010-8-6A4	9.09%	#^	12/25/2036	124,776,648
140,180,178	Series 2010-8-76I2	1.00%	^ I/O	06/25/2037	3,036,022
151,347,523	Series 2010-8-7A4	8.84%	#^	06/25/2037	117,549,805
8,573,037	Series 2011-12-1A1	3.50%	#^	04/25/2036	8,752,835
11,534,566	Series 2011-12-3A1	5.59%	^	09/25/2047	11,680,565

	Citimortgage Alternative Loan Trust,
12,226,390	Series 2006-A2-A2	6.00%		05/25/2036	9,886,240
3,980,500	Series 2006-A5-2A1	5.50%		10/25/2021	3,901,637
8,316,776	Series 2006-A5-3A3	6.00%		10/25/2036	6,562,452
12,932,365	Series 2007-A1-1A5	6.00%		01/25/2037	10,158,327
6,305,383	Series 2007-A1-1A7	6.00%		01/25/2037	4,952,857
16,133,133	Series 2007-A1-1A9	5.18%	# I/F I/O	01/25/2037	2,652,900
14,355,609	Series 2007-A3-1A1	6.00%	#	03/25/2037	10,703,743
33,036,854	Series 2007-A3-1A3	5.18%	# I/F I/O	03/25/2037	6,419,705
12,946,435	Series 2007-A3-1A4	5.75%		03/25/2037	9,484,519
3,383,109	Series 2007-A5-1A11	6.00%		05/25/2037	2,690,866
1,686,371	Series 2007-A8-A1	6.00%		10/25/2037	1,401,961

	Countrywide Alternative Loan Trust,
55,599,432	Series 2004-36CB-1A1	6.00%		02/25/2035	49,241,081
14,055,783	Series 2005-20CB-2A1	0.72%	#	07/25/2035	10,225,575
28,697,223	Series 2005-20CB-2A2	4.78%	# I/F I/O	07/25/2035	3,398,985
4,205,449	Series 2005-20CB-4A1	5.25%		07/25/2020	4,266,005
10,057,546	Series 2005-26CB-A11	12.66%	# I/F	07/25/2035	10,488,335
14,309,920	Series 2005-28CB-1A2	0.97%	#	08/25/2035	10,746,564
3,782,333	Series 2005-28CB-3A6	6.00%		08/25/2035	2,867,145
1,889,341	Series 2005-60T1-A7	34.35%	# I/F	12/25/2035	3,082,244
2,550,702	Series 2005-64CB-1A14	5.50%		12/25/2035	2,152,452
37,020,254	Series 2005-64CB-1A4	5.50%		12/25/2035	31,240,152
6,527,137	Series 2005-73CB-1A5	1.02%	#	01/25/2036	4,304,680
16,420,927	Series 2005-73CB-1A6	4.48%	# I/F I/O	01/25/2036	2,174,073
137,968,838	Series 2005-77T1-1A1	6.00%		02/25/2036	105,889,703
3,578,084	Series 2005-79CB-A5	5.50%		01/25/2036	2,639,515
7,619,854	Series 2005-85CB-2A6	20.84%	# I/F	02/25/2036	9,622,523
4,718,542	Series 2005-86CB-A5	5.50%		02/25/2036	3,559,222
10,226,889	Series 2005-J10-1A11	5.50%		10/25/2035	8,898,043
2,442,392	Series 2005-J10-1A13	0.92%	#	10/25/2035	1,786,882
1,257,886	Series 2005-J10-1A15	5.50%		10/25/2035	1,177,950
2,829,062	Series 2005-J11-1A3	5.50%		11/25/2035	2,789,576
2,895,308	Series 2005-J11-6A1	6.50%		09/25/2032	2,627,961
4,473,997	Series 2005-J13-2A5	0.70%	#	11/25/2035	3,103,258
8,947,994	Series 2005-J13-2A6	4.80%	# I/F I/O	11/25/2035	1,540,764
3,891,000	Series 2005-J1-5A3	5.50%		02/25/2035	3,385,170
6,464,613	Series 2005-J1-7A1	5.50%		01/25/2020	6,373,711
3,822,220	Series 2005-J2-1A5	0.72%	#	04/25/2035	2,974,631
11,760,676	Series 2005-J2-1A6	4.78%	# I/F I/O	04/25/2035	1,778,055
9,532,771	Series 2006-12CB-A3	5.75%	#	05/25/2036	6,479,654
4,517,945	Series 2006-15CB-A1	6.50%		06/25/2036	3,024,547
3,675,708	Series 2006-18CB-A12	0.82%	#	07/25/2036	2,005,595
3,675,708	Series 2006-18CB-A13	5.28%	# I/F I/O	07/25/2036	682,368
18,104,977	Series 2006-19CB-A12	0.62%	#	08/25/2036	10,492,151
24,551,435	Series 2006-19CB-A13	5.38%	# I/F I/O	08/25/2036	4,937,073

14	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
$3,675,016	Series 2006-19CB-A15	6.00%		08/25/2036	2,930,815
5,647,995	Series 2006-24CB-A11	5.75%		06/25/2036	4,396,165
16,487,104	Series 2006-24CB-A14	6.93%	# I/F I/O	06/25/2036	4,014,395
13,255,699	Series 2006-24CB-A22	6.00%		06/25/2036	10,575,569
14,227,347	Series 2006-24CB-A5	0.82%	#	06/25/2036	8,646,051
5,356,148	Series 2006-26CB-A17	6.25%		09/25/2036	3,741,101
6,875,073	Series 2006-26CB-A9	6.50%		09/25/2036	4,883,326
14,135,813	Series 2006-29T1-1A2	6.25%		10/25/2036	12,021,491
1,871,620	Series 2006-29T1-2A12	44.74%	# I/F	10/25/2036	3,506,494
1,146,407	Series 2006-29T1-2A23	32.43%	# I/F	10/25/2036	1,731,673
12,859,970	Series 2006-30T1-1A2	6.25%		11/25/2036	10,501,644
8,408,173	Series 2006-32CB-A1	0.89%	#	11/25/2036	5,070,162
14,024,833	Series 2006-32CB-A2	5.11%	# I/F I/O	11/25/2036	2,508,131
5,341,861	Series 2006-36T2-2A1	6.25%		12/25/2036	3,806,463
4,960,992	Series 2006-39CB-1A10	6.00%		01/25/2037	3,957,579
24,083,869	Series 2006-39CB-2A2	6.33%	# I/F I/O	01/25/2037	6,275,185
8,201,694	Series 2006-39CB-2A4	0.67%	#	01/25/2037	2,022,402
8,108,002	Series 2006-40T1-1A11	6.00%		01/25/2037	6,391,343
13,193,226	Series 2006-40T1-1A4	5.23%	# I/F I/O	01/25/2037	2,260,224
9,933,765	Series 2006-45T1-1A4	0.82%	#	02/25/2037	5,572,951
9,933,765	Series 2006-45T1-1A5	5.18%	# I/F I/O	02/25/2037	1,575,396
4,193,808	Series 2006-6CB-1A4	5.50%		05/25/2036	3,282,739
26,023,854	Series 2006-J1-1A3	5.50%		02/25/2036	20,003,470
4,047,284	Series 2006-J4-2A2	6.00%		07/25/2036	3,130,305
2,460,348	Series 2007-11T1-A24	38.60%	# I/F	05/25/2037	4,589,243
25,836,416	Series 2007-16CB-2A1	0.67%	#	08/25/2037	13,744,095
7,481,580	Series 2007-16CB-2A2	52.78%	# I/F	08/25/2037	18,423,246
24,626,017	Series 2007-17CB-1A10	28.90%	# I/F	08/25/2037	41,592,493
4,077,176	Series 2007-18CB-2A25	6.00%		08/25/2037	3,351,543
2,267,369	Series 2007-19-1A10	37.70%	# I/F	08/25/2037	4,107,674
60,036,904	Series 2007-19-2A1	6.50%		08/25/2037	43,529,607
12,488,695	Series 2007-21CB-2A2	27.53%	# I/F	09/25/2037	16,649,840
46,765,359	Series 2007-22-2A16	6.50%		09/25/2037	35,430,652
29,575,295	Series 2007-23CB-A3	0.72%	#	09/25/2037	16,808,084
41,973,475	Series 2007-23CB-A4	6.28%	# I/F I/O	09/25/2037	9,840,513
21,871,511	Series 2007-4CB-2A1	7.00%		03/25/2037	9,043,684
15,228,706	Series 2007-5CB-1A18	5.43%	#I/F I/O	04/25/2037	2,390,260
15,228,706	Series 2007-5CB-1A23	0.77%	#	04/25/2037	8,509,763
1,064,747	Series 2007-8CB-A12	38.90%	# I/F	05/25/2037	1,882,162
1,136,601	Series 2007-8CB-A8	38.78%	# I/F	05/25/2037	2,003,131
1,555,144	Series 2007-9T1-1A4	0.72%	#	05/25/2037	834,682
1,555,144	Series 2007-9T1-1A5	5.28%	# I/F I/O	05/25/2037	218,028
42,597,518	Series 2007-9T1-1A6	6.00%		05/25/2037	29,994,808
4,486,907	Series 2007-9T1-2A1	6.00%		05/25/2037	3,379,179
5,193,686	Series 2007-9T1-3A1	5.50%		05/25/2022	4,893,930
22,923,304	Series 2007-HY5R-2A1A	5.46%	#	03/25/2047	22,185,564

	Countrywide Asset-Backed Certificates,
5,798,033	Series 2003-BC6-M1	1.04%	#	11/25/2033	5,355,982
3,391,112	Series 2005-13-AF3	5.41%	#	04/25/2036	2,815,481
2,773,438	Series 2006-2-2A2	0.41%	#	06/25/2036	2,680,862

	Countrywide Home Loans,
7,637,480	Series 2002-32-2A6	5.00%		01/25/2018	7,893,996
12,777,192	Series 2003-60-4A1	5.35%	#	02/25/2034	13,019,064
10,115,743	Series 2004-R2-1AF1	0.64%	#^	11/25/2034	8,418,402
10,234,982	Series 2004-R2-1AS	5.70%	#^ I/O	11/25/2034	1,778,814
13,046,187	Series 2005-20-A8	5.25%		10/25/2035	12,722,212
41,060,768	Series 2005-23-A1	5.50%		11/25/2035	39,284,972
3,333,157	Series 2005-27-2A1	5.50%		12/25/2035	3,079,045
6,458,696	Series 2005-28-A7	5.25%		01/25/2019	5,820,890
56,221,443	Series 2005-HYB1-4A1	2.80%	#	03/25/2035	46,628,547
5,466,554	Series 2005-HYB8-1A1	2.86%	#	12/20/2035	4,284,614
13,410,505	Series 2005-J3-2A4	4.50%		09/25/2035	12,049,124
9,700,000	Series 2005-J4-A5	5.50%		11/25/2035	9,403,418
3,027,883	Series 2005-R1-1AF1	0.58%	#^	03/25/2035	2,494,212
3,066,565	Series 2005-R1-1AS	5.69%	#^ I/O	03/25/2035	588,989
5,802,390	Series 2006-J3-A4	5.50%		05/25/2036	5,794,960
2,683,430	Series 2007-15-1A16	6.25%		09/25/2037	2,418,723
11,650,453	Series 2007-15-1A29	6.25%		09/25/2037	10,841,509
3,092,440	Series 2007-18-1A1	6.00%		11/25/2037	2,889,398
37,171,514	Series 2007-7-A1	6.00%		06/25/2037	34,230,486
11,142,750	Series 2007-7-A2	5.75%		06/25/2037	10,221,200
23,700,241	Series 2007-8-1A4	6.00%		01/25/2038	21,531,752
6,466,607	Series 2007-9-A11	5.75%		07/25/2037	5,987,476
61,337,279	Series 2007-J1-2A1	6.00%		02/25/2037	46,506,446

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Home Loans, (Cont.)
$2,755,959	Series 2007-J3-A1	0.72%	#	07/25/2037	1,654,988
13,779,793	Series 2007-J3-A2	5.28%	# I/F I/O	07/25/2037	2,361,884

	Credit Suisse First Boston Mortgage Backed Trust,
7,052,368	Series 2006-3-A4B	6.11%	#	11/25/2036	4,349,936
5,040,508	Series 2006-4-A6A	5.68%	#	12/25/2036	3,486,678
16,031,560	Series 2007-1-1A1A	5.90%	#	05/25/2037	10,395,152

	Credit Suisse First Boston Mortgage Securities Corporation,
498,883	Series 2004-AR8-2A1	2.88%	#	09/25/2034	502,232
6,209,983	Series 2005-10-5A4	5.50%		11/25/2035	5,297,457
1,842,995	Series 2005-10-5A5	5.50%		11/25/2035	1,572,176
15,025,895	Series 2005-12-7A1	7.00%		01/25/2036	8,655,825
1,491,978	Series 2005-5-2A11	5.00%		07/25/2035	1,487,696
16,000,000	Series 2005-8-3A10	5.50%		09/25/2035	16,193,376

	Credit Suisse Mortgage Capital Certificates,
7,953,687	Series 2005-1R-2A5	5.75%	^	12/26/2035	6,681,121
37,439,652	Series 2006-1-2A1	6.00%		02/25/2036	28,047,822
5,657,930	Series 2006-2-3A1	6.50%		03/25/2036	3,782,295
7,124,983	Series 2006-2-5A1	0.92%	#	03/25/2036	3,692,159
39,825,377	Series 2006-2-5A2	5.08%	# I/F I/O	03/25/2036	7,849,701
8,295,570	Series 2006-2-5A3	6.25%		03/25/2036	6,118,925
22,451,132	Series 2006-2-5A4	6.00%		03/25/2036	16,268,977
5,851,688	Series 2006-3-4A3	5.50%		04/25/2036	5,410,734
12,672,918	Series 2006-3-4A4	5.50%		04/25/2036	11,708,610
8,753,177	Series 2006-4-1A8	6.00%	#	05/25/2036	6,450,234
32,795,599	Series 2006-4-4A1	7.00%		05/25/2036	16,318,860
30,377,160	Series 2006-4-6A1	6.00%		05/25/2036	28,014,060
25,837,637	Series 2006-6-1A4	6.00%		07/25/2036	18,484,104
15,887,954	Series 2006-6-3A1	7.00%		07/25/2036	6,986,593
1,061,760	Series 2006-7-3A11	6.00%		08/25/2036	915,063
3,225,759	Series 2006-9-2A1	5.50%		11/25/2036	2,920,921
9,174,211	Series 2006-9-3A1	6.00%		11/25/2036	9,106,377
10,900,113	Series 2006-9-4A1	6.00%		11/25/2036	10,166,622
4,267,426	Series 2006-9-6A15	38.60%	# I/F	11/25/2036	6,543,061
15,113,320	Series 2007-1-1A4	6.13%	#	02/25/2037	9,373,228
27,496,441	Series 2007-1-3A1	6.00%		02/25/2022	23,893,445
17,289,797	Series 2007-1-5A14	6.00%		02/25/2037	14,641,865
2,411,776	Series 2007-2-2A1	5.00%		03/25/2037	2,381,719
10,556,134	Series 2007-5-2A5	5.00%		08/25/2037	9,556,437
75,212,277	Series 2007-5-3A19	6.00%		08/25/2037	75,971,319
33,897,033	Series 2007-5-3A9	6.00%		08/25/2037	33,805,308
5,125,847	Series 2009-1R-4A2	3.70%	#^	07/20/2035	4,135,582
93,898,000	Series 2010-17R-6A1	4.00%	#^	06/26/2037	62,178,129
6,267,748	Series 2010-1R-5A1	5.00%	#^	01/27/2036	6,537,067
61,073,862	Series 2010-2R-4A17	7.73%	#^	03/26/2037	40,228,926
97,329,351	Series 2010-4R-3A17	8.76%	#^	06/26/2037	71,951,258
48,053,665	Series 2010-4R-8A17	8.76%	#^	06/26/2037	36,532,775
10,596,153	Series 2010-6R-2A6A	6.25%	^	07/26/2037	10,663,810
33,422,790	Series 2010-7R-4A17	7.92%	#^	04/26/2037	22,327,995
50,000,000	Series 2011-16R-6A1	2.50%	#^	09/27/2035	49,950,000

	Credit-Based Asset Servicing and Securitization LLC,
1,262,090	Series 2005-CB6-A4	5.16%	#	07/25/2035	1,184,315
9,750,000	Series 2007-MX1-A3	5.83%	#^	12/25/2036	7,627,206

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
40,759,000	Series 2005-4-A5	5.50%	#	09/25/2035	32,428,268
3,535,142	Series 2005-5-1A6	34.35%	# I/F	11/25/2035	5,963,859
3,110,383	Series 2005-5-2A1	0.42%	#	11/25/2035	1,703,679
9,387,473	Series 2005-5-2A2	5.08%	# I/F I/O	11/25/2035	1,775,781
2,246,576	Series 2006-AB2-A2	6.16%	#	06/25/2036	1,675,520
4,550,307	Series 2006-AB4-A1A	6.01%	#	10/25/2036	3,086,104
4,526,549	Series 2006-AB4-A3	5.90%	#	10/25/2036	3,049,808
6,682,915	Series 2006-AB4-A3A1	5.90%	#	10/25/2036	4,502,758
13,339,322	Series 2006-AB4-A6A1	5.87%	#	10/25/2036	8,969,067
22,685,261	Series 2006-AF1-A3	0.40%	#	04/25/2036	21,617,885
2,380,806	Series 2007-1-1A2	0.38%	#	08/25/2037	2,333,723
133,263,581	Series 2007-1-1A3A	0.43%	#	08/25/2037	96,443,187
29,920,837	Series 2007-OA5-A1B	0.44%	#	08/25/2047	23,230,358

	Deutsche Mortgage Securities, Inc.,
38,989,292	Series 2006-PR1-3A1	11.81%	#^ I/F	04/15/2036	41,952,673
11,590,215	Series 2006-PR1-4AI1	11.80%	#^ I/F	04/15/2036	13,178,399
18,997,789	Series 2006-PR1-4AI2	14.18%	#^ I/F	04/15/2036	21,963,011
901,220	Series 2006-PR1-5AI1	18.69%	#^ I/F	04/15/2036	1,058,878

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	15

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Deutsche Mortgage Securities, Inc., (Cont.)
$7,811,066	Series 2006-PR1-5AI3	12.26%	#^ I/F	04/15/2036	7,943,440
129,313,547	Series 2006-PR1-5AI4	11.81%	#^ I/F	04/15/2036	141,996,879

	Ellington Loan Acquisition Trust,
2,024,394	Series 2007-1-A2A2	1.02%	#^	05/27/2037	1,995,137

	First Franklin Mortgage Loan Asset Backed Certificates,
20,250,497	Series 2006-FF1-2A3	0.46%	#	01/25/2036	19,068,567

	First Horizon Alternative Mortgage Securities,
20,735,172	Series 2005-AA4-1A1	2.60%	#	05/25/2035	16,123,400
3,435,597	Series 2005-FA8-2A1	5.00%		11/25/2020	3,470,665
8,900,365	Series 2006-FA1-1A12	6.00%		04/25/2036	7,344,007
959,243	Series 2006-FA1-1A6	0.97%	#	04/25/2036	946,169
6,080,855	Series 2006-FA2-1A5	6.00%		05/25/2036	5,130,935
1,692,473	Series 2006-FA7-A8	6.25%		12/25/2036	1,326,775
7,996,957	Series 2006-FA8-1A5	6.00%		02/25/2037	6,358,461
19,560,434	Series 2006-RE1-A1	5.50%		05/25/2035	16,585,556
2,501,400	Series 2007-FA3-A4	6.00%		06/25/2037	1,917,757
2,613,371	Series 2007-FA4-1A13	6.25%		08/25/2037	2,063,444
3,790,650	Series 2007-FA4-1A5	6.25%		08/25/2037	3,041,572

	First Horizon Asset Securities, Inc.,
416,715	Series 2005-6-1A1	5.50%		11/25/2035	419,642
17,177,290	Series 2007-1-A3	6.00%		03/25/2037	15,114,556
8,700,902	Series 2007-4-1A1	6.00%		08/25/2037	8,193,709

	GMAC Mortgage Corporation Loan Trust,
715,427	Series 2004-J2-A6	16.35%	# I/F	06/25/2034	738,767
27,589,535	Series 2005-J1-A14	5.50%		12/25/2035	27,624,229

	GS Mortgage Securities Corporation,
2,629,992	Series 2008-2R-1A1	7.50%	#^	09/25/2036	2,414,662

	GSAA Home Equity Trust,
1,395,652	Series 2005-12-AF3	5.07%	#	09/25/2035	1,313,517
39,330,451	Series 2005-7-AF2	4.48%	#	05/25/2035	38,806,078
45,361,000	Series 2005-7-AF3	4.75%	#	05/25/2035	41,666,596
15,216,483	Series 2006-10-AF3	5.98%	#	06/25/2036	9,567,942
10,890,698	Series 2006-10-AF4	6.30%	#	06/25/2036	6,845,397
21,520,149	Series 2006-15-AF4	5.96%	#	09/25/2036	12,629,756
3,550,907	Series 2006-18-AF3A	5.77%	#	11/25/2036	2,282,773
7,371,488	Series 2006-18-AF6	5.68%	#	11/25/2036	4,324,458
22,690	Series 2006-4-4A1	0.32%	#	03/25/2036	22,627
15,201,274	Series 2007-10-A1A	6.00%		11/25/2037	11,844,643
6,514,378	Series 2007-10-A2A	6.50%		11/25/2037	4,595,226

	GSMPS Mortgage Loan Tust,
25,314,015	Series 2005-RP2-1AF	0.57%	#^	03/25/2035	21,052,502
25,314,015	Series 2005-RP2-1AS	5.17%	#^ I/O	03/25/2035	3,553,999
14,049,041	Series 2005-RP3-1AF	0.57%	#^	09/25/2035	11,415,387
14,049,041	Series 2005-RP3-1AS	5.07%	#^ I/O	09/25/2035	2,114,289
53,985,864	Series 2006-RP1-1AS	4.92%	#^ I/O	01/25/2036	8,901,000
53,985,864	Series 2006-RP1-AF1	0.57%	#^	01/25/2036	44,532,318

	GSR Mortgage Loan Tust,
13,313,736	Series 2005-1F-3A3	6.00%		01/25/2035	13,309,582
2,383,573	Series 2005-6F-3A5	6.00%		07/25/2035	2,489,080
25,366,085	Series 2005-6F-3A9	6.68%	# I/F I/O	07/25/2035	4,901,121
2,521,869	Series 2005-6F-4A1	0.72%	#	07/25/2035	2,207,217
2,333,770	Series 2005-7F-3A1	0.72%	#	09/25/2035	2,027,368
8,414,483	Series 2005-8F-4A1	6.00%		11/25/2035	8,160,521
8,215,264	Series 2006-1F-1A2	5.50%		02/25/2036	8,451,482
3,647,167	Series 2006-2F-2A3	5.75%		02/25/2036	3,506,943
8,716,653	Series 2006-2F-3A3	6.00%		02/25/2036	7,684,811
37,596,221	Series 2006-6F-2A3	6.00%		07/25/2036	34,155,810
39,448,316	Series 2006-7F-2A1	6.00%		08/25/2036	35,636,780
17,927,138	Series 2006-7F-3A4	6.25%		08/25/2036	15,390,368
36,240,032	Series 2006-9F-2A1	6.00%		10/25/2036	34,447,057
56,747,693	Series 2006-9F-4A1	6.50%		10/25/2036	51,484,997
714,621	Series 2006-9F-8A1	5.50%		08/25/2021	704,643
70,567,711	Series 2006-OA1-2A1	0.41%	#	08/25/2046	64,826,746
13,925,245	Series 2007-1F-2A2	5.50%		01/25/2037	14,057,375
10,689,893	Series 2007-4F-1A1	5.00%		07/25/2037	10,088,335
107,763,489	Series 2007-4F-3A11	6.00%		07/25/2037	100,984,789

	Harborview Mortgage Loan Trust,
6,337,492	Series 2005-14-3A1A	2.90%	#	12/19/2035	5,162,964

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Home Equity Asset Trust,
$2,730,731	Series 2003-3-M1	1.51%	#	08/25/2033	2,359,382
4,557,065	Series 2004-7-M2	1.21%	#	01/25/2035	3,929,368

	Homebanc Mortgage Trust,
3,539,446	Series 2005-1-M2	0.71%	#	03/25/2035	2,657,347
56,684,962	Series 2005-3-A1	0.46%	#	07/25/2035	47,594,366
6,894,141	Series 2006-1-3A1	5.52%	#	04/25/2037	6,068,399

	HSBC Asset Loan Obligation,
4,426,460	Series 2006-2-2A1	5.50%		12/25/2021	4,178,403
87,187,466	Series 2007-2-3A6	6.00%		09/25/2037	81,653,460
13,292,338	Series 2007-AR1-3A1	6.06%	#	01/25/2037	11,052,679

	IMPAC Trust,
2,333,260	Series 2002-9F-A1	5.22%	#	12/25/2032	2,383,270

	Indymac Mortgage Loan Trust,
49,709,762	Series 2006-AR3-1A1	2.78%	#	12/25/2036	37,431,153
16,805,888	Series 2007-A1-A1	6.00%		08/25/2037	14,858,564
12,303,223	Series 2007-A1-A7	6.00%		08/25/2037	10,740,935
51,437,436	Series 2007-A3-A1	6.25%		11/25/2037	45,609,137
1,247,280	Series 2007-F2-1A2	6.00%		07/25/2037	1,010,276
37,316,468	Series 2007-F2-2A1	6.50%		07/25/2037	23,101,916

	Jefferies & Company, Inc.,
11,017,491	Series 2010-R1-1A1	6.00%	#^	03/26/2037	11,510,402
2,337,678	Series 2010-R6-1A2	6.00%	^	09/26/2037	2,444,695

	JP Morgan Alternative Loan Trust,
28,571,208	Series 2005-S1-2A11	6.00%		12/25/2035	24,494,382
9,159,320	Series 2005-S1-2A9	6.00%		12/25/2035	7,852,376
8,953,807	Series 2006-S1-1A8	5.75%		03/25/2036	7,441,066
6,500,000	Series 2006-S2-A4	6.19%	#	05/25/2036	3,835,195
15,069,000	Series 2006-S4-A3A	5.78%	#	12/25/2036	13,663,658

	JP Morgan Mortgage Acquisition Corporation,
16,000,000	Series 2006-CH2-AF3	5.46%	#	10/25/2036	9,579,952
6,083,186	Series 2006-WF1-A5	6.41%	#	07/25/2036	3,679,360
15,000,000	Series 2007-CH1-AF5	5.58%	#	11/25/2036	12,180,360

	JP Morgan Mortgage Trust,
5,987,566	Series 2005-A6-5A1	5.29%	#	08/25/2035	6,017,013
6,091,659	Series 2005-S2-2A13	5.50%		09/25/2035	6,363,932
5,925,240	Series 2006-S2-3A3	6.00%		07/25/2036	5,262,229
19,741,400	Series 2006-S3-1A2	6.00%		08/25/2036	17,556,520
13,893,861	Series 2006-S3-1A21	0.60%	#	08/25/2036	8,692,430
13,893,861	Series 2006-S3-1A22	6.90%	# I/F I/O	08/25/2036	3,504,976
9,525,151	Series 2006-S3-1A9	6.00%		08/25/2036	8,516,932
20,381,370	Series 2006-S4-A8	0.60%	#	01/25/2037	13,757,883
20,381,369	Series 2006-S4-A9	6.40%	# I/F I/O	01/25/2037	4,934,544
5,584,624	Series 2007-A2-2A1	2.90%	#	04/25/2037	4,657,088
26,870,307	Series 2007-S1-2A6	6.00%		03/25/2037	22,754,905
12,527,395	Series 2007-S3-1A1	5.50%		08/25/2037	11,247,365
3,422,323	Series 2007-S3-1A9	6.00%		08/25/2037	2,947,663
18,606,899	Series 2007-S3-1A96	6.00%		08/25/2037	16,790,652
21,220,556	Series 2007-S3-1A97	6.00%		08/25/2037	19,113,811
12,438,156	Series 2007-S3-2A2	5.50%		08/25/2022	12,113,277

	JP Morgan Research Trust,
26,147,453	Series 2010-1-1A4	6.00%	^	02/26/2037	13,975,814
20,452,000	Series 2010-2-3A9	6.00%	^	07/26/2036	10,788,952
8,422,265	Series 2010-8-2A3	4.50%	#^	11/26/2034	8,615,017
8,320,733	Series 2012-2-3A3	2.51%	#^	10/26/2036	8,236,693

	Lehman Mortgage Trust,
8,918,283	Series 2005-2-3A5	5.50%		12/25/2035	7,496,129
15,730,853	Series 2005-3-2A1	6.00%		01/25/2036	15,727,549
1,673,884	Series 2005-3-2A3	5.50%		01/25/2036	1,629,393
7,539,822	Series 2005-3-2A7	6.00%		01/25/2036	7,111,391
4,513,118	Series 2006-1-1A1	0.97%	#	02/25/2036	2,630,259
13,539,354	Series 2006-1-1A2	4.53%	# I/F I/O	02/25/2036	1,841,860
20,016,899	Series 2006-1-3A1	0.97%	#	02/25/2036	15,413,723
20,016,899	Series 2006-1-3A2	4.53%	# I/F I/O	02/25/2036	3,919,049
7,354,156	Series 2006-1-3A4	5.50%		02/25/2036	6,788,525
9,411,606	Series 2006-4-1A3	5.18%	# I/F I/O	08/25/2036	1,340,062
5,981,813	Series 2006-4-1A4	6.00%		08/25/2036	4,675,167
13,821,366	Series 2006-5-2A1	0.57%	#	09/25/2036	4,975,692
28,789,755	Series 2006-5-2A2	6.93%	# I/F I/O	09/25/2036	8,972,989
25,804,791	Series 2006-6-3A9	5.50%		10/25/2036	18,236,027
6,772,199	Series 2006-7-2A2	0.67%	#	11/25/2036	3,104,176
20,215,945	Series 2006-7-2A5	6.33%	# I/F I/O	11/25/2036	5,334,240

16	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lehman Mortgage Trust, (Cont.)
$7,029,853	Series 2006-9-1A19	29.69%	# I/F	01/25/2037	10,394,060
7,809,568	Series 2006-9-1A5	0.82%	#	01/25/2037	4,314,782
23,197,179	Series 2006-9-1A6	4.93%	# I/F I/O	01/25/2037	4,882,890
8,941,236	Series 2006-9-2A1	0.60%	#	01/25/2037	4,019,752
19,790,087	Series 2006-9-2A2	6.40%	# I/F I/O	01/25/2037	5,017,668
21,742,197	Series 2007-10-2A1	6.50%		01/25/2038	20,701,942
6,230,312	Series 2007-2-1A1	5.75%		02/25/2037	4,619,651
5,864,175	Series 2007-4-2A11	0.55%	#	05/25/2037	2,256,370
20,391,483	Series 2007-4-2A8	6.45%	# I/F I/O	05/25/2037	5,996,564
2,343,486	Series 2007-4-2A9	0.55%	#	05/25/2037	1,282,934
29,713,723	Series 2007-5-11A1	5.80%	#	06/25/2037	21,168,918
20,536,209	Series 2007-5-3A4	5.00%		12/25/2035	19,407,190
4,687,686	Series 2007-5-4A3	38.78%	# I/F	08/25/2036	7,436,194
1,733,167	Series 2007-5-7A3	7.50%		10/25/2036	1,564,948
1,635,916	Series 2007-6-1A8	6.00%		07/25/2037	1,373,282
14,102,084	Series 2008-2-1A6	6.00%		03/25/2038	13,647,644

	Lehman XS Trust,
3,564,132	Series 2005-10-2A3B	5.55%	#	01/25/2036	2,837,065
16,500,000	Series 2005-4-2A3A	5.00%	#	10/25/2035	11,397,730
3,178,922	Series 2006-11-2A1	0.35%	#	06/25/2046	3,065,504
6,374,579	Series 2006-5-2A4A	5.89%	#	04/25/2036	5,917,910

	MASTR Adjustable Rate Mortgages Trust,
7,558,020	Series 2005-2-2A1	2.66%	#	03/25/2035	5,702,269
10,691,874	Series 2005-6-5A1	2.85%	#	07/25/2035	9,315,782

	MASTR Alternative Loans Trust,
3,627,447	Series 2005-2-3A1	6.00%		03/25/2035	3,479,558
2,152,874	Series 2005-5-2A3	5.50%		07/25/2025	2,140,325
10,702,254	Series 2005-6-1A5	5.50%		12/25/2035	9,487,377
5,643,031	Series 2006-3-1A2	6.25%		07/25/2036	4,543,896
13,600,900	Series 2007-1-1A5	5.75%		10/25/2036	12,315,248
12,151,330	Series 2007-1-2A7	6.00%		10/25/2036	10,735,493

	MASTR Asset Backed Securities Trust,
4,975,000	Series 2003-OPT1-M3	4.34%	#	12/25/2032	3,748,088
30,832,442	Series 2006-AM2-A3	0.39%	#	06/25/2036	19,281,777
8,628,189	Series 2006-NC1-A3	0.41%	#	01/25/2036	7,773,722

	MASTR Asset Securitization Trust,
929,920	Series 2003-1-30B2	5.75%		02/25/2033	928,785
1,249,653	Series 2007-1-1A1	5.50%		11/25/2037	1,230,833
10,480,454	Series 2007-1-1A3	6.25%		11/25/2037	9,847,550

	MASTR Seasoned Securitization Trust,
1,511,826	Series 2005-2-1A4	6.00%		10/25/2032	1,362,493
3,669,823	Series 2005-2-2A1	0.62%	#	10/25/2032	3,026,534

	Merrill Lynch Mortgage Investors Trust,
16,757,224	Series 2006-3-1A	2.69%	#	10/25/2036	15,723,320
6,895,533	Series 2006-F1-1A2	6.00%		04/25/2036	6,189,771

	Morgan Stanley Capital, Inc.,
1,810,564	Series 2003-NC6-M2	3.14%	#	06/25/2033	1,411,028

	Morgan Stanley Mortgage Loan Trust,
4,999,665	Series 2005-10-1A1	0.92%	#	12/25/2035	3,129,825
13,725,599	Series 2005-10-2A1	5.64%	#	12/25/2035	13,231,759
2,094,237	Series 2005-6AR-1A1	0.50%	#	11/25/2035	1,899,466
7,726,181	Series 2006-11-1A6	6.23%	#	08/25/2036	3,956,415
22,247,982	Series 2006-11-2A1	6.00%		08/25/2036	16,231,638
11,371,143	Series 2006-17XS-A3A	5.65%	#	10/25/2046	7,832,597
3,438,198	Series 2006-17XS-A6	5.58%	#	10/25/2046	2,189,976
1,616,274	Series 2006-2-2A3	5.75%		02/25/2036	1,479,289
73,222,803	Series 2006-7-3A	5.59%	#	06/25/2036	54,563,912
5,919,032	Series 2006-7-4A4	6.00%		06/25/2036	4,823,943
5,990,870	Series 2006-7-4A7	6.00%		06/25/2036	4,882,490
8,114,789	Series 2007-13-6A1	6.00%		10/25/2037	5,734,758
5,312,370	Series 2007-1XS-2A3	5.92%	#	09/25/2046	2,915,979
3,991,474	Series 2007-1XS-2A4A	6.08%	#	09/25/2046	2,415,614
3,035,147	Series 2007-3XS-1A2A	5.62%	#	01/25/2047	2,758,242
12,026,759	Series 2007-3XS-2A3S	5.86%	#	01/25/2047	8,881,954
7,034,519	Series 2007-3XS-2A4S	5.96%	#	01/25/2047	5,230,914

	Morgan Stanley Re-Remic Trust,
4,997,635	Series 2010-R9-1A	4.00%	#^	08/26/2036	5,087,280
8,215,558	Series 2010-R9-1B	7.25%	#^	08/26/2036	4,949,874
67,512,392	Series 2010-R9-3C	8.20%	#^	11/26/2036	48,271,360
9,935,487	Series 2011-R1-1A	5.94%	#^	02/26/2037	10,283,229

	MSDWCC Heloc Trust,
48,721,061	Series 2007-1-A	0.32%	#	12/25/2031	40,035,606

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	New York Mortgage Trust,
$1,905,940	Series 2005-2-A	0.55%	#	08/25/2035	1,879,824

	Newcastle Mortgage Securities Trust,
54,917,209	Series 2006-1-A3	0.40%	#	03/25/2036	53,517,699

	Nomura Asset Acceptance Corporation,
2,388,782	Series 2005-AP1-2A5	4.86%	#	02/25/2035	2,224,983
21,530,103	Series 2006-AF1-1A2	6.16%	#	05/25/2036	11,971,921
4,375,301	Series 2006-AF1-1A3	6.41%	#	05/25/2036	2,450,718
21,587,949	Series 2006-AP1-A2	5.52%	#	01/25/2036	14,250,982
4,685,507	Series 2006-AP1-A3	5.65%	#	01/25/2036	3,120,965
2,336,417	Series 2006-WF1-A2	5.76%	#	06/25/2036	1,478,972

	Nomura Home Equity Loan, Inc.,
22,834,762	Series 2006-AF1-A2	5.80%	#	10/25/2036	12,244,205
4,198,745	Series 2007-1-1A1	6.06%	#	02/25/2037	2,538,044
20,927,511	Series 2007-1-1A3	5.99%	#	02/25/2037	12,593,004

	Option One Mortgage Loan Trust,
1,375,328	Series 2002-2-A	0.76%	#	06/25/2032	1,144,798
1,834,498	Series 2004-3-M3	0.87%	#	11/25/2034	1,550,483

	PHH Alternative Mortgage Trust,
2,388,937	Series 2007-2-3A1	6.00%		05/25/2037	1,989,766
46,548,001	Series 2007-3-A2	0.41%	#	07/25/2037	38,578,541

	Popular ABS Mortgage Pass-Thru Trust,
1,457,062	Series 2005-5-AF6	5.33%	#	11/25/2035	1,379,745

	Prime Mortgage Trust,
3,983,593	Series 2006-1-2A5	6.00%		06/25/2036	3,905,664
5,472,947	Series 2006-DR1-2A1	5.50%	^	05/25/2035	5,191,301

	RBSGC Structured Trust,
68,855,692	Series 2008-B-A1	6.00%	^	06/25/2037	55,471,041

	Renaissance Home Equity Loan Trust,
1,971,481	Series 2006-1-AF6	5.75%	#	05/25/2036	1,263,658
11,300,000	Series 2006-4-AF4	5.47%	#	01/25/2037	6,185,010
22,252,000	Series 2006-4-AF5	5.69%	#	01/25/2037	12,614,269
18,475,444	Series 2007-2-AF2	5.68%	#	06/25/2037	8,393,487
9,992,128	Series 2007-2-AF5	6.20%	#	06/25/2037	4,937,225

	Residential Accredit Loans, Inc.,
14,656,947	Series 2004-QS15-A1	5.25%		11/25/2034	13,834,766
1,401,048	Series 2005-QS12-A11	48.77%	# I/F	08/25/2035	3,016,272
6,148,753	Series 2005-QS13-1A6	5.50%		09/25/2035	5,348,413
10,592,492	Series 2005-QS13-2A1	0.92%	#	09/25/2035	6,758,672
43,429,217	Series 2005-QS13-2A2	4.83%	# I/F I/O	09/25/2035	7,524,915
19,405,994	Series 2005-QS14-2A1	6.00%		09/25/2035	14,519,623
9,726,893	Series 2005-QS15-2A	6.00%		10/25/2035	6,910,325
9,662,266	Series 2005-QS15-3A	6.00%		10/25/2035	8,151,532
10,552,545	Series 2005-QS16-A1	0.92%	#	11/25/2035	6,943,396
10,550,721	Series 2005-QS16-A2	4.58%	# I/F I/O	11/25/2035	1,612,899
4,889,628	Series 2005-QS17-A1	6.00%		12/25/2035	4,244,801
3,442,481	Series 2005-QS17-A10	6.00%		12/25/2035	2,937,650
14,397,950	Series 2005-QS17-A11	6.00%		12/25/2035	12,286,527
10,233,609	Series 2005-QS17-A2	1.07%	#	12/25/2035	7,093,871
10,233,609	Series 2005-QS17-A4	4.93%	# I/F I/O	12/25/2035	1,601,299
8,234,279	Series 2005-QS17-A6	6.00%		12/25/2035	7,026,742
6,205,285	Series 2005-QS1-A5	5.50%		01/25/2035	5,841,262
4,610,052	Series 2005-QS5-A3	5.70%		04/25/2035	3,998,540
3,948,731	Series 2005-QS9-A1	0.72%	#	06/25/2035	3,176,049
9,871,828	Series 2005-QS9-A4	4.78%	# I/F I/O	06/25/2035	1,511,046
3,967,264	Series 2006-QS10-A4	5.75%		08/25/2036	2,877,075
4,174,143	Series 2006-QS12-1A1	6.50%		09/25/2036	3,202,818
10,092,589	Series 2006-QS12-2A18	5.75%		09/25/2036	7,234,681
16,008,125	Series 2006-QS14-A18	6.25%		11/25/2036	11,680,721
8,453,893	Series 2006-QS15-A1	6.50%		10/25/2036	6,214,330
3,161,584	Series 2006-QS16-A10	6.00%		11/25/2036	2,318,252
11,242,091	Series 2006-QS16-A11	6.00%		11/25/2036	8,359,630
3,281,692	Series 2006-QS16-A7	6.00%		11/25/2036	2,338,558
3,546,256	Series 2006-QS16-A8	6.00%		11/25/2036	2,636,999
1,403,320	Series 2006-QS16-A9	6.00%		11/25/2036	1,043,510
7,776,087	Series 2006-QS17-A4	6.00%		12/25/2036	5,722,904
43,200,575	Series 2006-QS17-A5	6.00%		12/25/2036	31,793,981
4,363,693	Series 2006-QS1-A6	41.20%	# I/F	01/25/2036	8,621,636
30,073,391	Series 2006-QS3-1A11	6.00%		03/25/2036	23,316,020
6,284,780	Series 2006-QS4-A8	1.33%	#	04/25/2036	4,251,450
19,077,381	Series 2006-QS5-A3	6.00%		05/25/2036	13,061,653
24,412,043	Series 2006-QS8-A1	6.00%		08/25/2036	18,631,345
42,334,048	Series 2006-QS8-A5	5.33%	# I/F I/O	08/25/2036	7,791,899

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	17

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc., (Cont.)
$14,616,568	Series 2006-QS9-1A6	5.08%	# I/F I/O	07/25/2036	2,293,230
12,997,217	Series 2007-QS11-A1	7.00%		10/25/2037	9,708,668
43,873,449	Series 2007-QS1-1A2	5.23%	# I/F I/O	01/25/2037	7,614,391
4,416,328	Series 2007-QS1-1A4	6.00%		01/25/2037	3,279,154
11,118,013	Series 2007-QS1-2A10	6.00%		01/25/2037	8,468,657
1,898,486	Series 2007-QS2-A6	6.25%		01/25/2037	1,373,461
71,072,235	Series 2007-QS3-A1	6.50%		02/25/2037	53,198,670
11,332,911	Series 2007-QS3-A4	6.25%		02/25/2037	8,344,377
8,612,103	Series 2007-QS5-A1	5.50%		03/25/2037	6,203,513
3,552,844	Series 2007-QS5-A5	0.52%	#	03/25/2037	1,886,043
11,799,806	Series 2007-QS5-A8	6.48%	# I/F I/O	03/25/2037	2,880,492
9,741,469	Series 2007-QS6-A102	5.75%		04/25/2037	6,925,381
3,132,166	Series 2007-QS6-A13	53.20%	# I/F	04/25/2037	7,116,492
13,949,020	Series 2007-QS6-A45	5.75%		04/25/2037	9,916,603
22,230,428	Series 2007-QS6-A6	6.25%		04/25/2037	16,329,839
1,535,385	Series 2007-QS6-A77	54.03%	# I/F	04/25/2037	3,544,017
15,153,960	Series 2007-QS7-2A1	6.75%		06/25/2037	9,384,408
12,775,318	Series 2007-QS9-A33	6.50%		07/25/2037	9,201,116

	Residential Asset Mortgage Products, Inc.,
763,340	Series 2004-RS4-AI6	5.07%	#	04/25/2034	787,797
4,361,973	Series 2004-RS5-AI6	5.55%	#	05/25/2034	3,577,164
8,256,903	Series 2004-RS7-AI6	5.22%	#	07/25/2034	7,385,267
1,332,108	Series 2004-RS8-AI4	5.06%	#	06/25/2032	1,356,819
1,666,540	Series 2004-RS9-AI4	4.77%	#	10/25/2032	1,518,141
2,227,652	Series 2004-RS9-AI6	4.72%	#	07/25/2034	1,918,752
4,007,877	Series 2004-RZ2-AI4	5.35%	#	02/25/2033	3,641,192
7,550,000	Series 2005-RS1-AI5	5.41%	#	01/25/2035	5,936,927
10,628,083	Series 2006-RS5-A3	0.39%	#	09/25/2036	8,482,831

	Residential Asset Securities Corporation,
820,254	Series 2002-KS1-AI6	6.08%	#	06/25/2032	717,830
3,589,541	Series 2003-KS11-MI1	5.13%	#	01/25/2034	3,263,887
6,195,530	Series 2005-AHL3-A2	0.46%	#	11/25/2035	5,954,527
2,343,367	Series 2006-KS4-A3	0.37%	#	06/25/2036	2,256,129

	Residential Asset Securitization Trust,
10,612,401	Series 2005-A11-2A4	6.00%		10/25/2035	6,571,692
9,038,034	Series 2005-A12-A7	4.78%	# I/F I/O	11/25/2035	1,313,479
6,952,262	Series 2005-A12-A8	0.77%	#	11/25/2035	5,028,477
8,318,304	Series 2005-A15-5A3	5.75%		02/25/2036	6,763,842
6,031,897	Series 2005-A7-A3	5.50%		06/25/2035	5,553,369
11,034,028	Series 2005-A8CB-A11	6.00%		07/25/2035	9,962,585
11,487,802	Series 2005-A8CB-A2	4.78%	# I/F I/O	07/25/2035	1,863,867
9,923,063	Series 2006-A10-A5	6.50%		09/25/2036	7,041,395
1,861,167	Series 2006-A1-1A3	6.00%		04/25/2036	1,485,055
13,995,360	Series 2006-A12-A1	6.25%		11/25/2036	10,180,827
14,513,761	Series 2006-A13-A1	6.25%		12/25/2036	10,638,340
28,480,294	Series 2006-A1-3A2	6.00%		04/25/2036	23,650,649
23,121,938	Series 2006-A14C-2A6	0.67%	#	12/25/2036	8,036,908
51,026,648	Series 2006-A14C-2A7	6.33%	# I/F I/O	12/25/2036	12,439,429
14,306,288	Series 2006-A2-A11	6.00%		01/25/2046	10,965,470
1,819,294	Series 2006-A4-2A5	6.00%		05/25/2036	1,341,474
8,473,475	Series 2006-A8-1A1	6.00%		08/25/2036	6,616,441
11,354,394	Series 2006-R1-A1	27.53%	# I/F	01/25/2046	15,000,108
75,734,104	Series 2007-A2-1A2	6.00%		04/25/2037	65,820,283
1,956,036	Series 2007-A3-1A2	44.72%	# I/F	04/25/2037	3,575,717
31,704,982	Series 2007-A5-1A4	5.88%	# I/F I/O	05/25/2037	7,388,878
8,188,099	Series 2007-A5-1A6	0.62%	#	05/25/2037	2,301,020
18,230,026	Series 2007-A5-2A3	6.00%		05/25/2037	16,256,170
7,989,290	Series 2007-A5-2A5	6.00%		05/25/2037	7,152,044
29,619,968	Series 2007-A6-1A2	6.00%		06/25/2037	25,539,462
16,183,601	Series 2007-A7-A1	6.00%		07/25/2037	12,938,724
31,540,957	Series 2007-A7-A6	6.00%		07/25/2037	25,216,869

	Residential Funding Mortgage Securities Trust,
11,894,121	Series 2003-S16-A1	4.75%		09/25/2018	12,243,636
26,926,176	Series 2005-S9-A6	5.75%		12/25/2035	27,418,104
2,001,211	Series 2005-S9-A8	5.50%		12/25/2035	1,995,528
25,747,244	Series 2006-S11-A1	6.00%		11/25/2036	24,115,268
723,909	Series 2006-S5-A15	6.00%		06/25/2036	650,563
14,716,402	Series 2007-S1-A7	6.00%		01/25/2037	13,006,245
12,491,407	Series 2007-S2-A1	6.00%		02/25/2037	11,464,632
14,072,945	Series 2007-S2-A4	6.00%		02/25/2037	12,916,170
26,272,579	Series 2007-S2-A5	6.00%		02/25/2037	24,113,013
4,105,528	Series 2007-S2-A9	6.00%		02/25/2037	3,768,060

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Funding Mortgage Securities Trust, (Cont.)
$11,268,738	Series 2007-S3-1A4	6.00%		03/25/2037	9,828,238
3,661,102	Series 2007-S4-A1	6.00%		04/25/2037	3,224,007
84,011,960	Series 2007-S5-A1	6.00%		05/25/2037	77,502,251
14,014,736	Series 2007-S6-2A4	6.00%		06/25/2037	12,441,905
27,201,073	Series 2007-S8-1A1	6.00%		09/25/2037	23,562,141
13,191,831	Series 2007-SA1-4A	5.94%	#	02/25/2037	12,039,557

	Saxon Asset Securities Trust,
72,440,000	Series 2006-3-A3	0.39%	#	10/25/2046	43,622,825

	Sequoia Mortgage Trust,
674,654	Series 2003-4-2A1	0.57%	#	07/20/2033	667,261

	Soundview Home Equity Loan Trust,
1,767,947	Series 2007-1-2A1	0.31%	#	03/25/2037	1,719,143

	Structured Adjustable Rate Mortgage Loan Trust,
26,788,851	Series 2004-12-8A	4.29%	#	09/25/2034	26,541,362
6,178,818	Series 2006-1-8A1	5.61%	#	02/25/2036	4,859,230

	Structured Asset Securities Corporation,
49,000,000	Series 2003-12-7A	3.00%		09/01/2042	51,342,813
135,864,519	Series 2003-12-7A	3.00%		10/01/2042	142,487,914
833,645	Series 2003-18XS-A6	4.54%	#	06/25/2033	846,780
6,920,911	Series 2003-24A-1A3	2.78%	#	07/25/2033	6,837,836
33,920,128	Series 2003-35-1A1	5.17%	#	12/25/2033	34,229,310
13,738,211	Series 2004-11XS-2A2	5.40%	#	06/25/2034	14,338,255
7,531,470	Series 2004-15-2A1	4.75%		09/25/2019	7,664,702
29,103,758	Series 2004-22-A2	4.86%	#	01/25/2035	28,985,306
51,288,909	Series 2005-10-1A1	5.75%		06/25/2035	51,837,162
11,844,431	Series 2005-10-6A1	5.00%		06/25/2020	12,490,106
12,621,087	Series 2005-13-3A1	6.00%		09/25/2035	11,812,290
6,651,008	Series 2005-14-1A1	0.52%	#	07/25/2035	5,952,080
1,997,412	Series 2005-14-1A4	23.56%	# I/F	07/25/2035	2,523,338
78,631,645	Series 2005-14-4A1	5.75%		07/25/2035	77,951,049
8,243,204	Series 2005-15-1A1	5.50%		08/25/2035	8,441,016
19,813,940	Series 2005-16-1A2	5.50%		09/25/2035	20,186,749
12,500,000	Series 2005-3-1A6	5.75%		03/25/2035	11,476,506

	Suntrust Adjustable Rate Mortgage Loan Trust,
17,775,249	Series 2007-3-1A1	3.15%	#	06/25/2037	14,778,342

	Suntrust Alternative Loan Trust,
2,163,793	Series 2005-1F-2A3	5.75%		12/25/2035	1,840,243
3,964,647	Series 2006-1F-1A3	6.00%		04/25/2036	2,610,633

	Thornburg Mortgage Securities Trust,
2,492,355	Series 2003-6-A2	1.22%	#	12/25/2033	1,971,203
19,787,546	Series 2004-4-5A	4.82%	#	12/25/2044	19,706,367
32,994,060	Series 2007-1-A1	2.34%	#	03/25/2037	27,585,855
10,433,044	Series 2007-1-A2A	5.80%	#	03/25/2037	8,886,350

	Washington Mutual Mortgage Pass-Through Certificates,
12,233,352	Series 2005-1-2A	6.00%		03/25/2035	10,991,802
7,238,606	Series 2005-4-5A1	5.50%		06/25/2035	6,551,616
2,517,737	Series 2005-5-CB12	48.22%	# I/F	07/25/2035	5,971,804
8,153,051	Series 2005-5-CB6	0.82%	#	07/25/2035	5,683,810
4,497,394	Series 2005-6-2A7	5.50%		08/25/2035	4,131,695
2,652,327	Series 2005-7-3CB	6.50%		08/25/2035	2,018,667
7,304,854	Series 2005-9-CX	5.50%	I/O	11/25/2035	1,399,449
5,164,937	Series 2005-AR14-1A1	2.47%	#	12/25/2035	5,159,018
12,532,413	Series 2006-1-3A1	5.75%		02/25/2036	10,071,110
6,177,519	Series 2006-1-3A2	5.75%		02/25/2036	4,964,285
5,294,666	Series 2006-1-3A7	5.75%		02/25/2036	4,266,179
6,095,041	Series 2006-5-1A8	5.75%		07/25/2036	4,617,642
10,921,379	Series 2006-5-2CB1	6.00%		07/25/2036	7,732,883
19,837,821	Series 2006-5-2CB6	6.00%		07/25/2036	14,046,169
9,525,911	Series 2006-5-3A5	6.45%	#	07/25/2036	4,928,635
6,628,537	Series 2006-9-A7	5.93%	#	10/25/2036	4,627,644
23,632,472	Series 2006-AR10-1A1	2.74%	#	09/25/2036	18,177,896
33,783,985	Series 2006-AR15-1A	0.99%	#	11/25/2046	25,943,887
3,656,608	Series 2006-AR6-2A3	5.17%	#	08/25/2036	3,343,345
25,289,443	Series 2007-4-1A1	5.50%		06/25/2037	22,562,596
1,051,320	Series 2007-5-A11	38.18%	# I/F	06/25/2037	1,887,381
26,282,994	Series 2007-5-A6	6.00%		06/25/2037	21,370,676
48,910,187	Series 2007-HY3-4A1	2.76%	#	03/25/2037	43,747,301
47,617,009	Series 2007-HY5-1A1	2.51%	#	05/25/2037	38,702,057
44,317,159	Series 2007-HY6-2A3	5.17%	#	06/25/2037	37,681,617

18	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Alternative Loan Trust,
$5,170,363	Series 2007-PA1-A10	6.00%		03/25/2037	4,111,845
19,574,024	Series 2007-PA1-A5	6.00%		03/25/2037	15,566,673
161,989,877	Series 2007-PA2-1A1	6.00%		06/25/2037	145,511,457
21,305,318	Series 2007-PA2-3A1	0.57%	#	06/25/2037	10,840,156
31,386,033	Series 2007-PA2-3A2	6.43%	# I/F I/O	06/25/2037	7,978,298
2,316,377	Series 2007-PA3-1A4	5.75%		07/25/2037	1,962,328
10,847,131	Series 2007-PA3-2A1	6.00%		07/25/2037	9,800,334
22,470,228	Series 2007-PA3-4A3	6.50%		07/25/2037	17,455,806
274,165,525	Series 2007-PA5-1A1	6.25%		11/25/2037	259,619,536
3,659,815	Series 2007-PA5-2A1	6.00%		11/25/2022	3,819,072

	Wells Fargo Mortgage Backed Securities Trust,
42,851,087	Series 2004-Y-3A3	2.66%	#	11/25/2034	43,639,375
32,153,817	Series 2005-12-1A5	5.50%		11/25/2035	32,639,918
1,742,433	Series 2005-4-A7	23.03%	# I/F	04/25/2035	2,918,056
9,007,804	Series 2005-8-A1	5.50%		10/25/2035	9,326,275
6,896,291	Series 2005-AR16-6A4	2.66%	#	10/25/2035	3,443,649
21,747,528	Series 2006-12-A3	6.00%		10/25/2036	20,868,493
23,916,384	Series 2006-14-A1	6.00%		10/25/2036	23,276,884
29,422,787	Series 2006-15-A1	6.00%		11/25/2036	29,051,427
9,787,789	Series 2006-16-A2	5.00%		11/25/2036	10,066,991
289,383	Series 2006-2-1A4	18.79%	# I/F	03/25/2036	408,613
5,494,140	Series 2006-2-3A1	5.75%		03/25/2036	5,528,764
5,589,642	Series 2006-3-A6	5.50%		03/25/2036	5,498,344
2,782,358	Series 2006-4-1A8	5.75%		04/25/2036	2,802,882
941,629	Series 2006-4-2A2	5.50%		04/25/2036	942,185
13,479,660	Series 2006-6-2A1	0.62%	#	05/25/2036	9,446,944
13,479,660	Series 2006-6-2A2	6.88%	# I/F I/O	05/25/2036	3,056,345
5,752,414	Series 2006-9-2A1	0.00%	P/O	08/25/2036	3,356,557
5,752,414	Series 2006-9-2A2	6.00%	I/O	08/25/2036	961,637
29,157,718	Series 2006-AR12-1A1	3.04%	#	09/25/2036	24,108,417
14,002,459	Series 2006-AR13-A2	2.61%	#	09/25/2036	11,728,572
18,666,463	Series 2006-AR4-2A1	5.60%	#	04/25/2036	18,533,092
6,347,704	Series 2007-10-1A18	6.00%		07/25/2037	6,404,671
10,294,190	Series 2007-10-2A11	6.00%		07/25/2037	9,761,867
9,533,194	Series 2007-11-A96	6.00%		08/25/2037	9,498,512
79,791,656	Series 2007-14-1A1	6.00%		10/25/2037	80,032,227
70,988,974	Series 2007-2-1A1	6.00%		03/25/2037	69,102,264
4,108,351	Series 2007-2-1A18	5.75%		03/25/2037	3,962,026
9,253,093	Series 2007-2-1A9	6.00%		03/25/2037	9,007,169
6,041,553	Series 2007-2-3A2	5.25%		03/25/2037	6,320,848
6,665,852	Series 2007-3-1A3	6.00%		04/25/2037	6,393,022
7,291,662	Series 2007-4-A11	6.50%		04/25/2037	7,088,954
27,536,401	Series 2007-4-A15	6.00%		04/25/2037	26,557,895
6,354,548	Series 2007-5-1A6	23.59%	# I/F	05/25/2037	8,425,995
21,729,567	Series 2007-6-A4	6.00%		05/25/2037	21,261,914
2,385,892	Series 2007-7-A32	5.75%		06/25/2037	2,284,732
77,253,835	Series 2007-7-A34	6.00%		06/25/2037	74,743,395
9,723,895	Series 2007-7-A36	6.00%		06/25/2037	9,823,643
7,115,956	Series 2007-7-A43	0.72%	#	06/25/2037	5,627,697
19,440,641	Series 2007-7-A49	6.00%		06/25/2037	18,808,898
8,230,139	Series 2007-7-A8	0.72%	#	06/25/2037	6,508,855
3,712,760	Series 2007-7-A9	37.70%	# I/F	06/25/2037	6,902,251
5,191,825	Series 2007-8-1A13	0.59%	#	07/25/2037	4,218,218
5,191,825	Series 2007-8-1A14	38.48%	# I/F	07/25/2037	9,213,317
4,326,521	Series 2007-8-1A16	6.00%		07/25/2037	4,264,144
57,845,461	Series 2007-8-1A2	6.00%		07/25/2037	55,736,936
5,020,341	Series 2007-8-2A2	6.00%		07/25/2037	4,991,371
12,049,461	Series 2007-9-1A5	5.50%		07/25/2037	12,636,444
136,054,649	Series 2007-AR9-A1	6.00%	#	12/28/2037	138,622,204

	Wells Fargo Mortgage Loan Trust,
49,855,100	Series 2012-RR1-A1	2.85%	#^	08/27/2037	50,569,025

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $9,477,001,300)				9,886,509,343

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 47.9%

	Federal Home Loan Mortgage Corporation,
38,158,084	Pool C03490	4.50%		08/01/2040	41,166,442
140,667,006	Pool C91388	3.50%		02/01/2032	151,469,793
71,701,388	Pool C91403	3.50%		03/01/2032	77,207,831
79,985,043	Pool C91413	3.50%		12/01/2031	86,127,645
37,198,114	Pool C91417	3.50%		01/01/2032	40,054,814

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$132,908,927	Pool C91447	3.50%		05/01/2032	143,115,918
114,554,534	Pool G01840	5.00%		07/01/2035	124,509,016
33,857,013	Pool G04817	5.00%		09/01/2038	36,714,454
93,053,385	Pool G06172	5.50%		12/01/2038	101,509,192
67,204,131	Pool G06871	6.00%		06/01/2038	73,993,548
124,813,165	Pool G06954	6.00%		05/01/2040	137,227,618
155,442,775	Pool G07011	6.00%		05/01/2040	170,903,780
36,875,619	Pool T60392	4.00%		10/01/2041	38,978,272
26,145,355	Pool T60681	4.00%		05/01/2042	27,636,167
54,315,008	Pool T60782	3.50%		07/01/2042	56,975,595
81,925,300	Pool T60853	3.50%		09/01/2042	85,938,360
80,120,022	Pool T60854	3.50%		09/01/2042	84,044,652
33,693,747	Pool T69016	5.00%		06/01/2041	35,847,740
1,281,657	Pool U60299	4.00%		11/01/2040	1,432,838
9,088,053	Series 2519-ZD	5.50%		11/15/2032	10,130,843
4,799,287	Series 2596-ZL	5.00%		04/15/2033	5,319,926
90,780,494	Series 267-30	3.00%		08/15/2042	95,271,988
2,555,605	Series 2684-ZN	4.00%		10/15/2033	2,789,184
165,229,840	Series 269-30	3.00%		08/15/2042	173,276,754
244,635,504	Series 272-30	3.00%		08/15/2042	256,477,496
71,900,641	Series 274-30	3.00%		08/15/2042	75,338,391
13,351,091	Series 2750-ZT	5.00%		02/15/2034	14,502,622
197,285,715	Series 280-30	3.00%		09/15/2042	207,109,113
11,740,489	Series 2825-PZ	5.50%		07/15/2034	13,947,918
20,609,503	Series 2898-JZ	5.00%		12/15/2034	22,933,678
26,297,865	Series 2899-AZ	5.00%		12/15/2034	29,483,076
21,051,135	Series 2909-Z	5.00%		12/15/2034	23,688,095
56,231,403	Series 2932-Z	5.00%		02/15/2035	62,737,967
5,844,532	Series 2990-JL	6.43%	# I/F I/O	03/15/2035	788,675
19,901,204	Series 3002-SN	6.28%	# I/F I/O	07/15/2035	3,646,074
14,563,854	Series 3030-SL	5.88%	# I/F I/O	09/15/2035	2,454,902
4,065,810	Series 3045-DI	6.51%	# I/F I/O	10/15/2035	741,764
24,397,226	Series 3116-Z	5.50%		02/15/2036	28,028,838
6,247,158	Series 3117-ZN	4.50%		02/15/2036	6,916,760
7,499,070	Series 3174-PZ	5.00%		01/15/2036	8,783,376
4,080,849	Series 3187-JZ	5.00%		07/15/2036	4,506,167
5,616,581	Series 3188-ZK	5.00%		07/15/2036	6,348,436
16,881,864	Series 3203-SE	6.28%	# I/F I/O	08/15/2036	2,492,062
19,235,869	Series 3203-Z	5.00%		07/15/2036	22,381,135
30,479,370	Series 3203-ZC	5.00%		07/15/2036	35,463,067
18,491,554	Series 3261-SA	6.21%	# I/F I/O	01/15/2037	3,256,762
39,013,814	Series 3267-BA	5.80%		11/15/2036	42,694,939
33,579,467	Series 3275-SC	5.86%	# I/F I/O	02/15/2037	4,601,002
13,760,302	Series 3315-HZ	6.00%		05/15/2037	16,152,901
77,535,424	Series 3326-GS	6.43%	# I/F I/O	06/15/2037	10,538,522
3,250,764	Series 3351-ZC	5.50%		07/15/2037	3,779,556
42,184,169	Series 3355-BI	5.83%	# I/F I/O	08/15/2037	6,379,343
3,348,932	Series 3369-Z	6.00%		09/15/2037	3,968,447
11,626,708	Series 3405-ZG	5.50%		01/15/2038	13,312,191
33,278,752	Series 3417-SI	5.96%	# I/F I/O	02/15/2038	4,435,891
54,133,375	Series 3423-GS	5.43%	# I/F I/O	03/15/2038	4,954,422
8,889,270	Series 3423-SG	5.43%	# I/F I/O	03/15/2038	1,102,491
8,399,983	Series 3451-S	5.81%	# I/FI/O	02/15/2037	1,114,507
15,168,750	Series 3455-SC	5.84%	# I/FI/O	06/15/2038	1,976,218
9,631,387	Series 3473-SM	5.85%	# I/F I/O	07/15/2038	1,263,221
31,680,309	Series 3484-SE	5.63%	# I/F I/O	08/15/2038	4,520,729
18,322,096	Series 3519-SD	5.33%	# I/F I/O	02/15/2038	2,808,904
9,656,130	Series 3524-LB	5.62%	# I/F I/O	06/15/2038	10,192,366
1,620,693	Series 3530-GZ	4.50%		05/15/2039	1,683,973
44,325,212	Series 3541-EI	6.53%	# I/F I/O	06/15/2039	6,052,559
18,541,628	Series 3545-SA	5.93%	# I/F I/O	06/15/2039	2,547,230
7,713,280	Series 3549-SA	5.58%	# I/F I/O	07/15/2039	713,149
41,519,378	Series 3577-LS	6.98%	# I/F I/O	08/15/2035	7,705,469
13,872,586	Series 3582-SA	5.78%	# I/F I/O	10/15/2049	1,831,423
11,140,980	Series 3583-GB	4.50%		10/15/2039	12,208,826
62,338,196	Series 3606-CS	6.13%	# I/F I/O	12/15/2039	9,652,720
17,000,382	Series 3616-SG	6.13%	# I/F I/O	03/15/2032	3,510,159
28,939,499	Series 3626-AZ	5.50%		08/15/2036	33,352,628
18,789,568	Series 3631-SE	6.18%	# I/F I/O	05/15/2039	2,023,809
16,663,546	Series 3641-SB	6.28%	# I/F I/O	10/15/2034	519,766
25,234,909	Series 3641-Z	5.50%		02/15/2036	29,250,149
19,672,210	Series 3654-ZB	5.50%		11/15/2037	23,248,687
39,409,742	Series 3666-VZ	5.50%		08/15/2036	46,556,068
22,753,317	Series 3667-SB	6.23%	# I/F I/O	05/15/2040	3,007,422
52,680,946	Series 3688-CM	4.00%		07/15/2029	53,797,282
34,920,489	Series 3702-SG	5.83%	# I/F I/O	08/15/2032	7,205,567

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	19

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$12,589,319	Series 3704-EI	5.00%	I/O	12/15/2036	1,826,904
3,741,293	Series 3712-SG	23.85%	# I/F	08/15/2040	7,637,163
37,836,135	Series 3724-CM	5.50%		06/15/2037	42,059,972
240,864,391	Series 3725-CS	5.78%	# I/F I/O	05/15/2040	35,206,209
115,484,172	Series 3726-SA	5.83%	# I/F I/O	09/15/2040	15,481,820
98,000,000	Series 3738-BP	4.00%		12/15/2038	107,337,587
13,361,412	Series 3741-SC	9.56%	# I/F	10/15/2040	14,596,122
8,068,594	Series 3745-SY	9.56%	# I/F	10/15/2040	8,459,703
4,184,363	Series 3747-KS	14.34%	# I/F	10/15/2040	4,264,774
7,007,384	Series 3748-CS	9.54%	# I/F	10/15/2040	7,038,376
50,292,828	Series 3752-BS	9.54%	# I/F	11/15/2040	57,402,605
5,973,124	Series 3758-SL	5.38%	# I/F	05/15/2039	5,983,402
16,433,904	Series 3758-SM	9.54%	# I/F	11/15/2040	17,203,532
2,455,931	Series 3764-S	9.46%	# I/F	11/15/2040	2,489,995
13,094,926	Series 3768-ZX	5.00%		12/15/2040	15,297,100
18,900,000	Series 3771-AL	4.00%		12/15/2030	20,752,625
18,761,630	Series 3779-BY	3.50%		12/15/2030	20,218,095
27,350,895	Series 3779-DZ	4.50%		12/15/2040	28,777,933
24,250,000	Series 3779-LB	4.00%		12/15/2030	26,742,439
10,345,419	Series 3779-SH	9.36%	# I/F	12/15/2040	11,085,038
3,500,000	Series 3779-YA	3.50%		12/15/2030	3,782,056
2,781,659	Series 3780-BS	9.46%	# I/F	12/15/2040	2,802,835
15,000,000	Series 3783-AC	4.00%		01/15/2031	16,624,762
22,686,510	Series 3786-SG	9.06%	# I/F	01/15/2041	24,400,850
11,731,674	Series 3788-AY	3.50%		01/15/2031	12,666,636
9,784,189	Series 3793-SA	9.36%	# I/F	01/15/2041	10,231,876
10,688,206	Series 3795-VZ	4.00%		01/15/2041	11,596,495
2,678,183	Series 3796-SK	9.46%	# I/F	01/15/2041	2,717,461
6,913,088	Series 3798-SD	9.16%	# I/F	12/15/2040	7,219,361
16,676,810	Series 3800-VZ	4.50%		02/15/2041	19,128,351
62,173,920	Series 3806-CZ	5.50%		07/15/2034	74,290,778
18,000,000	Series 3808-DB	3.50%		02/15/2031	19,433,583
15,277,557	Series 3812-EY	3.50%		02/15/2031	16,481,917
11,766,647	Series 3818-CZ	4.50%		03/15/2041	12,975,270
17,372,704	Series 3819-ZU	5.50%		07/15/2034	20,437,996
35,500,000	Series 3824-EY	3.50%		03/15/2031	38,313,197
17,532,840	Series 3828-SW	12.54%	# I/F	02/15/2041	18,446,015
9,858,898	Series 3838-TS	8.38%	# I/F	04/15/2041	10,050,593
5,366,222	Series 3843-PZ	5.00%		04/15/2041	6,448,570
6,549,381	Series 3843-SC	12.69%	# I/F	04/15/2041	6,935,949
8,707,589	Series 3845-LS	12.69%	# I/F	03/15/2041	9,238,798
66,706,349	Series 3863-ZA	5.50%		08/15/2034	79,317,785
10,229,000	Series 3870-PB	4.50%		06/15/2041	11,732,162
65,444,406	Series 3871-LZ	5.50%		06/15/2041	79,391,460
133,567,490	Series 3872-BA	4.00%		06/15/2041	143,123,309
30,000,000	Series 3877-EY	4.50%		06/15/2041	33,655,065
12,378,000	Series 3877-GY	4.50%		06/15/2041	14,095,819
48,304,307	Series 3877-ZU	4.50%		06/15/2041	54,211,175
27,763,822	Series 3888-ZG	4.00%		07/15/2041	30,098,537
16,860,785	Series 3888-ZU	4.50%		06/15/2041	18,965,509
58,690,186	Series 3900-SB	5.75%	# I/F I/O	07/15/2041	7,216,410
37,121,420	Series 3901-VZ	4.00%		07/15/2041	40,322,567
18,999,751	Series 3910-GZ	5.00%		08/15/2041	22,450,581
8,444,334	Series 3910-ZE	5.00%		10/15/2034	9,875,100
12,330,000	Series 3919-KL	4.50%		09/15/2041	14,113,436
25,097,632	Series 3919-ZJ	4.00%		09/15/2041	27,310,967
11,940,640	Series 3924-US	9.10%	# I/F	09/15/2041	12,527,446
10,601,837	Series 3942-JZ	4.00%		10/15/2041	11,527,579
47,352,983	Series 3946-SM	14.04%	# I/F	10/15/2041	51,433,441
7,206,867	Series 3957-DZ	3.50%		11/15/2041	7,474,181
10,000,000	Series 3964-VM	4.00%		11/15/2034	11,105,825
97,919,272	Series 3969-AB	4.00%		10/15/2033	107,686,230
10,235,729	Series 3982-AZ	3.50%		01/15/2042	10,588,570
51,428,398	Series 3990-ZA	3.50%		01/15/2042	52,614,465
42,989,854	Series 3999-ZB	4.00%		02/15/2042	49,044,567
24,375,174	Series 4016-KZ	4.00%		03/15/2042	26,393,036
60,602,002	Series 4057-ZA	4.00%		06/15/2042	69,229,970
60,380,533	Series 4084-TZ	4.00%		07/15/2042	64,895,910
34,546,091	Series 4097-ZA	3.50%		08/15/2042	35,298,263
211,789,187	Series R003-ZA	5.50%		10/15/2035	245,818,944

	Federal National Mortgage Association,
3,446,357	Series 2002-70-QZ	5.50%		11/25/2032	3,907,397
6,644,916	Series 2002-75-ZG	5.50%		11/25/2032	7,395,725
9,629,452	Series 2003-117-KS	6.88%	# I/F I/O	08/25/2033	1,200,654

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$32,326,353	Series 2003-129-ZT	5.50%		01/25/2034	37,241,768
15,060,264	Series 2003-29-ZL	5.00%		04/25/2033	16,666,094
10,527,327	Series 2003-64-ZG	5.50%		07/25/2033	11,740,122
20,060,534	Series 2003-84-PZ	5.00%		09/25/2033	23,344,393
55,068,131	Series 2003-92-PZ	5.00%		09/25/2033	63,739,022
19,500,000	Series 2003-W17-1A7	5.75%		08/25/2033	22,958,062
16,834,490	Series 2004-46-PJ	5.78%	# I/F I/O	03/25/2034	2,535,187
12,629,234	Series 2004-51-XP	7.48%	# I/F I/O	07/25/2034	2,045,450
5,000,000	Series 2004-W10-A6	5.75%		08/25/2034	5,631,262
7,000,000	Series 2004-W4-A5	5.50%		06/25/2034	7,976,307
1,673,058	Series 2005-107-EG	4.50%		01/25/2026	1,808,050
2,092,984	Series 2005-37-ZK	4.50%		05/25/2035	2,313,704
34,589,563	Series 2005-87-SE	5.83%	# I/F I/O	10/25/2035	5,503,272
28,130,066	Series 2005-87-SG	6.48%	# I/F I/O	10/25/2035	4,342,826
19,973,532	Series 2006-101-SA	6.36%	# I/F I/O	10/25/2036	3,530,823
7,714,215	Series 2006-123-LI	6.10%	# I/F I/O	01/25/2037	1,378,693
10,763,482	Series 2006-16-HZ	5.50%		03/25/2036	12,128,577
36,727,599	Series 2006-56-SM	6.53%	# I/F I/O	07/25/2036	6,623,863
32,148,386	Series 2006-60-YI	6.35%	# I/F I/O	07/25/2036	6,346,098
9,388,773	Series 2006-93-SN	6.38%	# I/F I/O	10/25/2036	1,353,644
10,960,755	Series 2007-109-VZ	5.00%		10/25/2035	13,423,527
9,235,522	Series 2007-116-BI	6.03%	# I/F I/O	05/25/2037	1,668,825
46,514,074	Series 2007-14-PS	6.59%	# I/F I/O	03/25/2037	7,406,962
4,963,326	Series 2007-2-SH	31.76%	# I/F	08/25/2036	6,649,351
14,695,704	Series 2007-30-OI	6.22%	# I/F I/O	04/25/2037	2,611,776
6,864,847	Series 2007-30-SI	5.89%	# I/F I/O	04/25/2037	813,578
20,847,171	Series 2007-32-SG	5.88%	# I/F I/O	04/25/2037	3,091,800
19,399,018	Series 2007-57-SX	6.40%	# I/F I/O	10/25/2036	3,042,071
13,763,741	Series 2007-60-VZ	6.00%		07/25/2037	16,364,200
12,664,954	Series 2007-71-GZ	6.00%		07/25/2047	15,217,937
16,272,397	Series 2007-75-ID	5.65%	# I/F I/O	08/25/2037	2,674,267
9,093,983	Series 2007-93-SB	3.93%	# I/F I/O	01/25/2036	409,005
12,050,114	Series 2007-9-SD	6.43%	# I/F I/O	03/25/2037	2,074,944
8,500,000	Series 2008-27-B	5.50%		04/25/2038	9,481,588
17,625,548	Series 2008-29-ZA	4.50%		04/25/2038	19,575,762
22,551,974	Series 2008-48-BE	5.00%		06/25/2034	25,864,228
16,604,487	Series 2008-48-SD	5.78%	# I/F I/O	06/25/2037	2,248,887
18,946,205	Series 2008-53-LI	5.93%	# I/F I/O	07/25/2038	2,529,803
18,220,530	Series 2008-57-SE	5.78%	# I/F I/O	02/25/2037	2,390,074
16,111,409	Series 2008-5-MS	6.03%	# I/F I/O	02/25/2038	2,405,201
13,392,768	Series 2008-61-SC	5.78%	# I/F I/O	07/25/2038	1,719,704
15,086,385	Series 2008-62-SC	5.78%	# I/F I/O	07/25/2038	1,971,620
18,541,315	Series 2008-65-SA	5.78%	# I/F I/O	08/25/2038	2,279,132
25,000,000	Series 2008-81-LP	5.50%		09/25/2038	27,373,012
32,112,218	Series 2009-106-EZ	4.50%		01/25/2040	35,335,611
24,846,340	Series 2009-111-SE	6.03%	# I/F I/O	01/25/2040	2,738,591
3,118,282	Series 2009-16-MZ	5.00%		03/25/2029	3,511,181
51,574,153	Series 2009-42-SI	5.78%	# I/F I/O	06/25/2039	5,596,874
23,192,679	Series 2009-42-SX	5.78%	# I/F I/O	06/25/2039	3,088,446
19,453,244	Series 2009-47-SA	5.88%	# I/F I/O	07/25/2039	2,236,942
9,525,759	Series 2009-48-WS	5.73%	# I/F I/O	07/25/2039	1,206,198
34,643,465	Series 2009-49-S	6.53%	# I/F I/O	07/25/2039	5,597,965
7,753,032	Series 2009-51-BZ	4.50%		07/25/2039	8,476,064
4,660,364	Series 2009-54-EZ	5.00%		07/25/2039	5,492,512
22,193,898	Series 2009-70-SA	5.58%	# I/F I/O	09/25/2039	2,711,240
10,000,000	Series 2009-80-PM	4.50%		10/25/2039	11,322,700
20,596,461	Series 2009-83-Z	4.50%		10/25/2039	22,539,861
36,221,046	Series 2009-85-ES	7.01%	# I/F I/O	01/25/2036	9,299,000
29,572,111	Series 2009-90-IB	5.50%	# I/F I/O	04/25/2037	3,949,255
5,950,063	Series 2009-94-BC	5.00%		11/25/2039	6,801,214
45,583,979	Series 2010-101-SA	4.26%	# I/F I/O	09/25/2040	6,536,200
19,048,612	Series 2010-101-ZC	4.50%		09/25/2040	21,046,449
53,806,536	Series 2010-101-ZH	4.50%		07/25/2040	60,166,415
43,063,081	Series 2010-10-SA	6.13%	# I/F I/O	02/25/2040	5,955,017
12,502,853	Series 2010-10-ZA	4.50%		02/25/2040	13,699,139
15,009,010	Series 2010-111-S	5.73%	# I/F I/O	10/25/2050	1,975,475
11,880,995	Series 2010-116-Z	4.00%		10/25/2040	12,892,288
23,384,832	Series 2010-117-SA	4.28%	# I/F I/O	10/25/2040	2,159,545
20,000,000	Series 2010-120-KD	4.00%		10/25/2040	21,897,420
112,999,310	Series 2010-121-SD	4.28%	# I/F I/O	10/25/2040	11,697,609
3,527,848	Series 2010-126-SU	52.46%	# I/F	11/25/2040	4,702,008
7,220,713	Series 2010-126-SX	14.31%	# I/F	11/25/2040	7,602,448
11,854,098	Series 2010-128-HZ	4.00%		11/25/2040	12,794,756
12,097,923	Series 2010-132-Z	4.50%		11/25/2040	13,366,469
88,008	Series 2010-137-VS	14.31%	# I/F	12/25/2040	128,817
6,470,000	Series 2010-142-AV	4.00%		11/25/2029	6,977,467
16,540,702	Series 2010-142-AZ	4.00%		12/25/2040	17,978,122

20	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$28,954,350	Series 2010-150-ZA	4.00%		01/25/2041	31,134,338
4,674,000	Series 2010-153-VB	4.00%		05/25/2027	5,025,756
6,766,632	Series 2010-155-SA	9.54%	# I/F	01/25/2041	7,014,750
56,015,735	Series 2010-16-SA	5.23%	# I/F I/O	03/25/2040	6,759,587
3,119,915	Series 2010-21-DZ	5.00%		03/25/2040	3,646,883
22,850,496	Series 2010-21-KS	4.73%	# I/F I/O	03/25/2040	1,999,188
8,615,431	Series 2010-2-GS	6.23%	# I/F I/O	12/25/2049	1,073,435
20,587,743	Series 2010-2-MS	6.03%	# I/F I/O	02/25/2050	2,920,458
36,724,848	Series 2010-31-SA	4.78%	# I/F I/O	04/25/2040	4,155,240
21,604,019	Series 2010-31-VZ	4.00%		04/25/2040	23,461,144
43,497,107	Series 2010-34-PS	4.71%	# I/F I/O	04/25/2040	2,566,738
9,776,263	Series 2010-35-ES	6.23%	# I/F I/O	04/25/2040	1,268,202
17,996,376	Series 2010-35-SV	6.23%	# I/F I/O	04/25/2040	2,322,353
17,456,472	Series 2010-46-MS	4.73%	# I/F I/O	05/25/2040	1,551,179
21,587,891	Series 2010-49-ZW	4.50%		05/25/2040	23,697,395
11,123,877	Series 2010-4-SK	6.01%	# I/F I/O	02/25/2040	2,159,070
8,500,000	Series 2010-58-ES	11.91%	# I/F	06/25/2040	10,360,315
29,575,649	Series 2010-59-MS	5.55%	# I/F I/O	06/25/2040	5,077,349
71,984,494	Series 2010-59-PS	6.23%	# I/F I/O	03/25/2039	9,685,622
39,673,486	Series 2010-59-SC	4.78%	# I/F I/O	01/25/2040	4,479,613
8,796,789	Series 2010-60-VZ	5.00%		10/25/2039	9,605,386
5,000,000	Series 2010-61-EL	4.50%		06/25/2040	5,449,505
12,230,733	Series 2010-64-EZ	5.00%		06/25/2040	14,441,126
36,057,955	Series 2010-76-ZK	4.50%		07/25/2040	40,760,723
21,880,211	Series 2010-79-CZ	4.00%		07/25/2040	23,233,458
32,311,793	Series 2010-79-VZ	4.50%		07/25/2040	36,550,470
22,044,209	Series 2010-84-ZC	4.50%		08/25/2040	24,161,356
44,088,417	Series 2010-84-ZD	4.50%		08/25/2040	48,322,713
40,085,189	Series 2010-84-ZG	4.50%		08/25/2040	43,088,259
11,074,635	Series 2010-90-SA	5.63%	# I/F I/O	08/25/2040	1,445,596
6,133,801	Series 2010-94-Z	4.50%		08/25/2040	6,749,908
11,736,432	Series 2010-99-SG	23.85%	# I/F	09/25/2040	19,478,838
28,485,710	Series 2010-9-DS	5.08%	# I/F I/O	02/25/2040	3,191,063
5,262,322	Series 2011-110-LS	9.64%	# I/F	11/25/2041	5,526,796
6,961,864	Series 2011-111-EZ	5.00%		11/25/2041	8,404,453
14,521,975	Series 2011-111-VZ	4.00%		11/25/2041	15,786,127
3,025,770	Series 2011-11-SC	9.07%	# I/F	03/25/2041	3,076,910
20,143,869	Series 2011-123-SC	9.34%	# I/F	12/25/2041	20,604,005
51,823,033	Series 2011-127-PM	4.00%		12/25/2041	51,299,025
1,207,154	Series 2011-14-US	7.79%	# I/F	03/25/2041	1,209,211
29,500,000	Series 2011-16-AL	3.50%		03/25/2031	31,643,824
38,800,000	Series 2011-17-NY	3.50%		03/25/2031	41,862,639
13,900,243	Series 2011-17-SA	6.25%	# I/F I/O	03/25/2041	1,972,757
10,501,493	Series 2011-18-S	9.05%	# I/F	03/25/2041	10,754,586
11,000,000	Series 2011-25-KY	3.00%		04/25/2026	11,635,690
11,541,564	Series 2011-27-BS	8.54%	# I/F	04/25/2041	12,838,645
56,000,000	Series 2011-29-AL	3.50%		04/25/2031	60,063,528
16,032,309	Series 2011-2-GZ	4.00%		02/25/2041	17,310,220
1,546,624	Series 2011-2-SC	9.14%	# I/F	02/25/2041	1,552,790
10,000,000	Series 2011-2-VD	4.00%		07/25/2027	10,806,485
18,342,116	Series 2011-36-VZ	4.50%		05/25/2041	20,290,103
26,095,767	Series 2011-37-Z	4.50%		05/25/2041	29,202,012
7,045,852	Series 2011-38-BZ	4.00%		05/25/2041	7,532,227
8,748,233	Series 2011-39-CB	3.00%		05/25/2026	9,277,475
16,907,312	Series 2011-40-LZ	4.50%		05/25/2041	18,610,707
23,281,921	Series 2011-42-MZ	4.50%		05/25/2041	25,805,087
15,845,536	Series 2011-45-ZA	4.00%		05/25/2031	17,453,937
25,164,346	Series 2011-45-ZB	4.50%		05/25/2041	28,200,626
11,000,000	Series 2011-48-SC	8.77%	# I/F	06/25/2041	12,643,812
45,145,656	Series 2011-58-SA	6.33%	# I/F I/O	07/25/2041	9,473,644
15,694,271	Series 2011-59-MA	4.50%		07/25/2041	17,081,966
13,969,748	Series 2011-60-EL	3.00%		07/25/2026	14,809,972
15,767,755	Series 2011-63-ZE	4.00%		08/25/2038	16,719,734
136,491,695	Series 2011-64-DB	4.00%		07/25/2041	145,548,192
21,322,276	Series 2011-72-LZ	5.50%		04/25/2037	25,693,182
12,000,000	Series 2011-74-KL	5.00%		06/25/2040	14,183,550
13,880,518	Series 2011-77-CZ	4.00%		08/25/2041	14,029,615
21,748,471	Series 2011-77-Z	3.50%		08/25/2041	22,297,881
4,730,394	Series 2011-87-US	13.26%	# I/F	09/25/2041	4,875,811
21,787,531	Series 2011-8-AV	4.00%		01/25/2030	23,780,698
409,746	Series 2011-8-HS	9.17%	# I/F	02/25/2041	413,353
94,604,571	Series 2011-99-DZ	5.00%		10/25/2041	113,702,585
10,331,420	Series 2012-104-Z	3.50%		09/25/2042	10,494,692
8,700,328	Series 2012-14-BZ	4.00%		03/25/2042	9,261,538
18,860,086	Series 2012-15-PZ	4.00%		03/25/2042	20,908,018
15,308,943	Series 2012-20-ZT	3.50%		03/25/2042	15,699,895

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$45,907,533	Series 2012-30-DZ	4.00%		04/25/2042	51,048,052
37,746,194	Series 2012-31-Z	4.00%		04/25/2042	40,205,264
42,408,367	Series 2012-63-EB	2.00%		08/25/2040	43,161,137
27,118,872	Series 2012-74-Z	4.00%		07/25/2042	29,922,068
20,326,052	Series 2012-86-ZC	3.50%		08/25/2042	20,756,395
28,319,515	Series 2012-96-VZ	3.50%		09/25/2042	28,850,266
79,112,222	Series 2012-98-BG	4.50%		08/25/2040	89,145,511
122,744,273	Series 2012-99-QE	3.00%		09/25/2042	127,398,183
14,000,000	Series 247	3.00%		10/01/2032	14,830,156
48,943,077	Series 400-S4	5.23%	# I/F I/O	11/25/2039	5,837,750
188,812,043	Series 412-A3	3.00%		08/25/2042	199,329,410

	Federal National Mortgage Association Pass-Thru,
57,672,859	Pool 555743	5.00%		09/01/2033	63,391,224
61,215,039	Pool 735141	5.50%		01/01/2035	67,598,210
22,034,272	Pool 735230	5.50%		02/01/2035	24,331,886
42,918,907	Pool 735382	5.00%		04/01/2035	46,912,854
70,517,068	Pool 735402	5.00%		04/01/2035	77,501,474
51,683,495	Pool 735484	5.00%		05/01/2035	56,640,576
18,281,919	Pool 735667	5.00%		07/01/2035	20,093,224
17,622,232	Pool 735893	5.00%		10/01/2035	19,313,952
44,289,732	Pool 745275	5.00%		02/01/2036	48,505,888
6,387,994	Pool 745571	4.00%		01/01/2019	6,850,553
2,249,041	Pool 888695	5.00%		08/01/2037	2,456,224
7,025,093	Pool 888968	5.00%		08/01/2035	7,678,835
26,490,598	Pool 889509	6.00%		05/01/2038	29,324,146
76,603,724	Pool 889662	6.00%		06/01/2038	84,630,016
90,687,571	Pool 890385	6.00%		12/01/2039	100,387,903
13,075,818	Pool 929321	5.50%		03/01/2038	14,341,224
3,982,479	Pool 931104	5.00%		05/01/2039	4,342,121
8,253,128	Pool 961410	6.00%		01/01/2038	9,135,918
2,299,997	Pool 975116	5.00%		05/01/2038	2,509,717
17,872,640	Pool 982036	6.00%		05/01/2038	19,745,278
36,285,281	Pool 985190	6.00%		08/01/2038	40,087,136
9,927,294	Pool 986864	6.50%		08/01/2038	11,255,025
12,834,613	Pool 987316	6.50%		09/01/2038	14,564,421
104,097,207	Pool 995023	5.50%		08/01/2037	114,821,775
38,420,528	Pool 995070	5.50%		08/01/2037	42,426,811
141,265,560	Pool 995112	5.50%		07/01/2036	155,995,963
73,637,946	Pool 995203	5.00%		07/01/2035	80,933,768
9,518,815	Pool 995581	6.00%		01/01/2039	10,528,038
124,635,885	Pool 995849	5.00%		08/01/2036	136,993,750
70,326,098	Pool AB2123	4.00%		01/01/2031	76,349,343
2,476,610	Pool AB2370	4.50%		09/01/2035	2,628,054
11,577,865	Pool AB3713	4.00%		10/01/2031	12,569,479
30,739,546	Pool AB3850	4.00%		11/01/2041	32,488,545
64,995,786	Pool AB3923	4.00%		11/01/2041	68,693,876
19,817,882	Pool AB5084	3.50%		05/01/2032	21,348,460
33,640,240	Pool AB5156	3.50%		05/01/2032	36,238,347
57,709,936	Pool AB5212	3.50%		05/01/2032	62,166,998
34,602,521	Pool AB5243	4.00%		05/01/2042	36,571,313
2,740,747	Pool AC1032	5.00%		06/01/2040	2,915,714
161,831,933	Pool AD0189	5.50%		02/01/2039	178,504,595
60,375,753	Pool AD0500	5.50%		09/01/2036	67,011,021
3,647,582	Pool AD2177	4.50%		06/01/2030	3,974,358
5,926,785	Pool AD6438	5.00%		06/01/2040	6,525,445
495,861	Pool AD7018	5.00%		04/01/2040	527,516
3,564,273	Pool AD7859	5.00%		06/01/2040	3,998,430
13,043,484	Pool AH1140	4.50%		12/01/2040	13,841,088
38,560,607	Pool AH4437	4.00%		01/01/2041	40,754,604
7,427,025	Pool AH7309	4.00%		02/01/2031	8,063,130
43,377,550	Pool AH9323	4.00%		04/01/2026	46,437,216
16,565,989	Pool AI8889	4.00%		08/01/2041	17,508,550
36,688,023	Pool AI9831	4.00%		09/01/2041	38,775,475
16,499,158	Pool AJ1265	4.00%		09/01/2041	17,437,917
22,309,714	Pool AJ1399	4.00%		09/01/2041	23,579,078
78,501,129	Pool AJ1467	4.00%		10/01/2041	82,967,637
31,413,309	Pool AJ3392	4.00%		10/01/2041	33,200,644
25,302,956	Pool AJ3854	4.00%		10/01/2041	26,742,628
169,772,628	Pool AJ4118	4.00%		11/01/2041	179,432,244
55,857,561	Pool AJ4131	4.00%		10/01/2041	59,035,710
20,438,286	Pool AJ5172	4.00%		11/01/2041	21,601,170
83,148,188	Pool AJ7677	3.50%		12/01/2041	87,257,342
20,282,967	Pool AJ8334	4.00%		12/01/2041	21,437,014
40,739,181	Pool AK4039	4.00%		02/01/2042	43,057,134
29,016,980	Pool AK4763	4.00%		02/01/2042	30,667,970

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	21

Schedule of Investments  DoubleLine Total Return Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
$37,517,912	Pool AK9438	4.00%		03/01/2042	39,652,582
52,596,682	Pool AK9439	4.00%		03/01/2042	55,589,295
8,864,775	Pool AK9446	4.50%		03/01/2042	9,406,852
52,037,269	Pool AL1485	6.00%		01/01/2040	57,603,398
26,865,732	Pool AL1548	6.00%		07/01/2039	29,928,306
55,517,006	Pool AL1554	6.00%		01/01/2040	61,455,343
118,197,348	Pool AL1690	6.00%		05/01/2041	130,840,243
117,559,407	Pool AL1691	6.00%		06/01/2041	130,134,065
174,868,765	Pool AL1744	6.00%		10/01/2040	193,573,479
56,725,235	Pool AL1745	6.00%		03/01/2040	62,792,810
56,689,759	Pool AL1793	6.00%		01/01/2041	62,753,539
151,809,787	Pool AO2980	4.00%		05/01/2042	160,447,364
150,000,000	Pool AP4787	3.50%		09/01/2042	157,412,946
158,936,000	Pool AP4789	3.50%		09/01/2042	166,790,560
12,670,611	Pool MA0264	4.50%		12/01/2029	13,750,300
496,315	Pool MA0315	4.50%		01/01/2025	521,009
49,464,151	Pool MA0353	4.50%		03/01/2030	53,812,649
11,366,645	Pool MA0406	4.50%		05/01/2030	12,335,220
1,288,663	Pool MA0445	5.00%		06/01/2040	1,370,931
4,157,234	Pool MA0459	4.00%		07/01/2020	4,449,168
4,440,822	Pool MA0468	5.00%		07/01/2040	4,724,320
13,244,966	Pool MA0502	4.00%		08/01/2020	14,175,070
5,837,254	Pool MA0517	4.00%		09/01/2020	6,253,002
14,745,066	Pool MA0534	4.00%		10/01/2030	16,007,943
32,377,402	Pool MA0536	4.00%		10/01/2020	34,651,047
39,376,109	Pool MA0580	4.00%		11/01/2020	42,141,226
2,802,393	Pool MA0587	4.00%		12/01/2030	3,042,410
66,630,447	Pool MA0616	4.00%		01/01/2031	72,337,169
38,767,370	Pool MA0871	4.00%		10/01/2041	40,973,132
46,176,546	Pool MA0896	4.00%		11/01/2041	48,803,870
410,402,504	Pool MA0919	3.50%		12/01/2031	442,098,768
174,851,310	Pool MA0949	3.50%		01/01/2032	188,355,451
191,081,573	Pool MA0976	3.50%		02/01/2032	205,839,212
89,398,796	Pool MA1010	3.50%		03/01/2032	96,303,257
35,913,133	Pool MA1039	3.50%		04/01/2042	37,687,947
109,584,322	Pool MA1059	3.50%		05/01/2032	118,047,753
21,536,783	Pool MA1068	3.50%		05/01/2042	22,601,123
240,942,947	Pool MA1084	3.50%		06/01/2032	259,551,486
53,141,007	Pool MA1093	3.50%		06/01/2042	55,767,217
65,623,638	Pool MA1094	4.00%		06/01/2042	69,357,450
38,224,552	Pool MA1107	3.50%		07/01/2032	41,176,716
477,765,280	Pool MA1117	3.50%		07/01/2042	501,376,269
499,419,782	Pool MA1136	3.50%		08/01/2042	524,105,922
91,454,667	Pool MA1138	3.50%		08/01/2032	98,517,906
133,618,465	Pool MA1179	3.50%		09/01/2042	140,221,841
73,000,000	Pool MA1200	3.00%		10/01/2032	77,597,533
18,000,000	Pool MA1201	3.50%		10/01/2032	19,390,179
208,751,556	Pool MA1209	3.50%		10/01/2042	219,068,042
34,618,462	Pool MA3894	4.00%		09/01/2031	37,583,442

	Government National Mortgage Association,
14,700,000	Series 2003-67-SP	6.88%	# I/F I/O	08/20/2033	5,212,354
14,667,245	Series 2003-86-ZK	5.00%		10/20/2033	17,046,668
5,898,514	Series 2004-49-Z	6.00%		06/20/2034	7,067,691
6,500,000	Series 2004-80-PH	5.00%		07/20/2034	7,355,046
23,981,842	Series 2004-83-CS	5.86%	# I/F I/O	10/20/2034	3,658,135
2,907,717	Series 2005-21-Z	5.00%		03/20/2035	3,422,542
19,031,425	Series 2005-39-ZB	5.00%		07/20/2034	22,465,227
1,569,068	Series 2006-24-CX	38.36%	# I/F	05/20/2036	3,484,401
43,752,037	Series 2007-26-SJ	4.47%	# I/F I/O	04/20/2037	4,568,054
16,127,861	Series 2008-2-SM	6.28%	# I/F I/O	01/16/2038	2,886,423
32,247,114	Series 2008-42-AI	7.47%	# I/F I/O	05/16/2038	6,667,500
15,969,497	Series 2008-43-SH	6.12%	# I/F I/O	05/20/2038	2,447,118
17,839,180	Series 2008-51-SC	6.03%	# I/F I/O	06/20/2038	2,763,803
10,175,429	Series 2008-51-SE	6.03%	# I/F I/O	06/16/2038	1,887,704
7,034,223	Series 2008-82-SM	5.83%	# I/F I/O	09/20/2038	1,135,516
9,544,303	Series 2008-83-SD	6.34%	# I/F I/O	11/16/2036	1,813,416
18,191,818	Series 2009-10-NS	6.43%	# I/F I/O	02/16/2039	4,264,173
12,500,000	Series 2009-24-SN	5.88%	# I/F I/O	09/20/2038	1,846,235
25,553,183	Series 2009-32-ZE	4.50%		05/16/2039	28,501,842
63,882,959	Series 2009-35-DZ	4.50%		05/20/2039	72,678,109
3,807,393	Series 2009-41-ZQ	4.50%		06/16/2039	3,883,412
14,700,640	Series 2009-48-Z	5.00%		06/16/2039	17,002,922
7,658,646	Series 2009-50-KP	4.50%		06/20/2039	8,362,782
17,747,019	Series 2009-69-TS	5.98%	# I/F I/O	04/16/2039	2,544,715
9,153,983	Series 2009-75-GZ	4.50%		09/20/2039	10,381,079

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
$27,353,438	Series 2009-87-IG	6.52%	# I/F I/O	03/20/2037	3,788,908
14,854,069	Series 2010-166-SJ	9.34%	# I/F	12/20/2040	15,658,908
56,828,483	Series 2010-1-SA	5.53%	# I/F I/O	01/16/2040	7,966,313
7,194,404	Series 2010-25-ZB	4.50%		02/16/2040	7,423,614
12,767,000	Series 2010-42-AY	5.00%		11/20/2039	14,833,198
29,803,670	Series 2010-42-ES	5.46%	# I/F I/O	04/20/2040	5,308,305
12,050,443	Series 2010-61-AS	6.33%	# I/F I/O	09/20/2039	1,830,602
90,417,304	Series 2010-62-SB	5.53%	# I/F I/O	05/20/2040	13,122,526
7,534,963	Series 2010-62-ZG	5.50%		05/16/2040	9,266,871
10,325,097	Series 2011-12-PO	0.00%	P/O	12/20/2040	9,593,197
6,341,253	Series 2011-14-SM	9.26%	# I/F	08/16/2040	6,623,669
7,833,334	Series 2011-18-SN	9.06%	# I/F	12/20/2040	9,538,045
8,333,334	Series 2011-18-YS	9.06%	# I/F	12/20/2040	10,147,182
10,656,988	Series 2011-51-UZ	4.50%		04/20/2041	12,079,542
14,789,196	Series 2011-69-OC	0.00%	P/O	05/20/2041	13,656,242
125,989,466	Series 2011-69-SB	5.13%	# I/F I/O	05/20/2041	17,426,031
22,154,854	Series 2011-71-ZA	4.50%		02/20/2041	25,239,197
48,150,941	Series 2011-72-AS	5.16%	# I/F I/O	05/20/2041	6,387,523
38,168,154	Series 2011-72-SK	5.93%	# I/F I/O	05/20/2041	5,658,005
44,573,254	Series 2012-105-SE	5.98%	# I/F I/O	01/20/2041	7,221,790

	Total US Government / Agency Mortgage Backed Obligations (Cost $15,241,012,197)				15,962,170,340

SHORT TERM INVESTMENTS 19.0%
187,900,000	Fannie Mae Discount Note	0.00%		12/26/2012	187,886,471
80,000,000	Federal Farm Credit Banks	1.88%		12/07/2012	80,255,040
30,000,000	Federal Farm Credit Discount Note	0.00%		11/27/2012	29,994,775
17,482,500	Federal Home Loan Banks	0.35%		10/03/2012	17,482,693
25,000,000	Federal Home Loan Banks	0.24%		10/10/2012	25,000,525
50,000,000	Federal Home Loan Banks	0.16%		10/19/2012	49,999,434
50,000,000	Federal Home Loan Banks	0.20%		10/30/2012	50,001,800
20,000,000	Federal Home Loan Banks	0.23%		10/30/2012	20,001,700
69,000,000	Federal Home Loan Banks	0.13%		11/07/2012	68,997,930
57,165,000	Federal Home Loan Banks	4.50%		11/15/2012	57,462,601
50,000,000	Federal Home Loan Banks	0.21%		11/16/2012	50,003,450
125,000,000	Federal Home Loan Banks	0.20%		11/19/2012	125,007,500
256,000,000	Federal Home Loan Banks	1.63%		11/21/2012	256,522,240
50,000,000	Federal Home Loan Banks	0.15%		11/26/2012	49,999,674
150,000,000	Federal Home Loan Banks	0.18%		11/28/2012	150,005,850
50,000,000	Federal Home Loan Banks	0.19%		11/28/2012	50,002,750
30,000,000	Federal Home Loan Banks	0.20%		11/29/2012	30,002,160
100,000,000	Federal Home Loan Banks	0.20%		12/06/2012	100,008,100
250,000,000	Federal Home Loan Banks	1.75%		12/14/2012	250,782,250
200,000,000	Federal Home Loan Banks	0.18%		12/27/2012	200,012,000
150,000,000	Federal Home Loan Discount Note	0.00%		10/02/2012	149,999,514
50,000,000	Federal Home Loan Discount Note	0.00%		10/03/2012	49,999,708

22	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
$100,000,000	Federal Home Loan Discount Note	0.00%	10/10/2012	99,997,000
65,000,000	Federal Home Loan Discount Note	0.00%	10/17/2012	64,997,400
150,000,000	Federal Home Loan Discount Note	0.00%	10/19/2012	149,993,250
25,000,000	Federal Home Loan Discount Note	0.00%	10/22/2012	24,998,031
184,000,000	Federal Home Loan Discount Note	0.00%	10/26/2012	183,983,056
25,000,000	Federal Home Loan Discount Note	0.00%	10/30/2012	24,996,979
175,000,000	Federal Home Loan Discount Note	0.00%	11/02/2012	174,983,556
81,000,000	Federal Home Loan Discount Note	0.00%	11/14/2012	80,988,560
150,000,000	Federal Home Loan Discount Note	0.00%	11/16/2012	149,976,361
25,000,000	Federal Home Loan Discount Note	0.00%	12/04/2012	24,998,675
12,100,000	Federal Home Loan Discount Note	0.00%	12/26/2012	12,099,129
150,000,000	Federal Home Loan Mortgage Corporation	0.38%	11/30/2012	150,073,650
210,000,000	Federal Home Loan Mortgage Corporation	4.13%	12/21/2012	211,846,530
100,000,000	Federal Home Loan Mortgage Corporation	0.91%	12/26/2012	100,182,900
100,000,000	Federal Home Loan Mortgage Corporation	1.10%	12/27/2012	100,230,400
225,000,000	Federal Home Loan Mortgage Corporation	0.63%	12/28/2012	225,266,175
150,000,000	Federal Home Loan Mortgage Corporation	0.75%	12/28/2012	150,222,750

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$100,000,000	Federal Home Loan Mortgage Corporation	0.85%		12/28/2012	100,172,700
102,855,000	Federal Home Loan Mortgage Corporation	7.87%		10/31/2012	103,485,707
163,775,000	Federal National Mortgage Association	0.50%		10/30/2012	163,823,150
65,000,000	Federal National Mortgage Association	0.50%		10/30/2012	65,013,845
370,665,000	Federal National Mortgage Association	0.24%	#	11/23/2012	370,750,253
150,000,000	Federal National Mortgage Association	1.00%		12/27/2012	150,309,750
448,000,000	Federal National Mortgage Association	0.38%		12/28/2012	448,335,552
762,034,352	Fidelity Institutional Government Portfolio	0.01%	♦		762,034,352
100,000,000	Freddie Mac Discount Note	0.00%		10/02/2012	99,999,694
25,000,000	Freddie Mac Discount Note	0.00%		11/19/2012	24,994,556
25,000,000	Freddie Mac Discount Note	0.00%		12/11/2012	24,998,525
50,000,000	Freddie Mac Discount Note	0.00%		12/28/2012	49,996,350

	Total Short Term Investments (Cost $6,342,875,118)				6,343,177,001

	Total Investments 101.7% (Cost $32,773,890,366)				33,911,326,377
	Liabilities in Excess of Other Assets (1.7)%				(564,888,092)

	NET ASSETS 100.0%				$33,346,438,285

PORTFOLIO HOLDINGS as % of Net Assets
US Government / Agency Mortgage Backed Obligations	47.9%
Non-Agency Residential Collateralized Mortgage Obligations	29.6%
Short Term Investments	19.0%
Non-Agency Commercial Mortgage-Backed Obligations	4.5%
Collateralized Loan Obligations	0.7%
Other Assets and Liabilities	(1.7)%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2012.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2012, the value of these securities amounted to $2,493,618,472 or 7.5% of net assets.
I/O	Interest only security.
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
P/O	Principal only security.
♦	Seven-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	23

Schedule of Investments DoubleLine Core Fixed Income Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 0.0%

	N-Star Real Estate Ltd.,
$364,826	Series 2004-2A-A1	0.57%	#^	06/28/2039	361,178

	Total Collateralized Loan Obligations (Cost $348,409)				361,178

FOREIGN CORPORATE BONDS 12.1%
4,000,000	Abu Dhabi National Energy Company	5.88%		12/13/2021	4,645,000
1,000,000	Abu Dhabi National Energy Company	5.88%	^	12/13/2021	1,161,250
700,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	763,000
3,200,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	3,488,000
2,000,000	AES Gener S.A.	7.50%		03/25/2014	2,164,682
275,000	AES Panama S.A.	6.35%		12/21/2016	303,188
1,600,000	AK Transneft OJSC	5.67%		03/05/2014	1,700,800
4,700,000	Alfa Invest Ltd.	9.25%		06/24/2013	4,923,250
2,200,000	AngloGold Holdings PLC	5.13%		08/01/2022	2,244,625
490,000	AngloGold Holdings PLC	6.50%		04/15/2040	496,489
10,575,000	Australia and New Zealand Banking Group Ltd.	4.88%	^	01/12/2021	12,177,863
1,500,000	Axiata SPV1 Labuan Ltd.	5.38%		04/28/2020	1,688,982
3,400,000	Banco Bradesco S.A.	5.75%	^	03/01/2022	3,629,500
2,100,000	Banco de Bogota S.A.	5.00%	^	01/15/2017	2,226,000
780,000	Banco de Chile	6.25%		06/15/2016	873,110
1,400,000	Banco de Credito del Peru	4.75%		03/16/2016	1,484,000
350,000	Banco de Credito del Peru	9.75%	#	11/06/2069	423,500
503,000	Banco de Credito del Peru	9.75%	#^	11/06/2069	608,630
7,000,000	Banco de Credito e Inversiones	3.00%	^	09/13/2017	7,007,210
4,650,000	Banco do Brasil S.A.	8.50%	#	04/20/2021	5,551,170
695,000	Banco Internacional del Peru	8.50%	#	04/23/2070	736,700
1,950,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%	^	04/04/2017	2,028,000
1,000,000	Banco Mercantil del Norte	4.38%		07/19/2015	1,065,000
1,750,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	1,903,125
650,000	Bancolombia S.A.	4.25%		01/12/2016	677,625
100,000	Bombardier, Inc.	5.75%	^	03/15/2022	103,000
4,462,000	BP Capital Markets PLC	4.75%		03/10/2019	5,190,149
9,163,000	British Telecommunications PLC	5.95%		01/15/2018	10,985,585
100,000	BTA Bank	10.75%	(a)	07/01/2018	19,500
5,100,000	CCL Finance Ltd.	9.50%		08/15/2014	5,756,625
700,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	843,797
500,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	530,364
3,200,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	3,357,498
1,500,000	Cemex Finance LLC	9.50%		12/14/2016	1,556,250
2,500,000	CNPC General Capital Ltd.	2.75%		04/19/2017	2,591,313
1,100,000	CNPC General Capital Ltd.	3.95%	^	04/19/2022	1,175,600
800,000	Corporacion Financiera de Desarrollo S.A.	4.75%	^	02/08/2022	886,000
2,000,000	Corporacion Lindley S.A.	6.75%	^	11/23/2021	2,255,000
700,000	Corporacion Lindley S.A.	6.75%		11/23/2021	789,250
1,530,000	Corporacion Nacional del Cobre de Chile	4.75%		10/15/2014	1,638,127
4,000,000	Corporacion Nacional del Cobre de Chile	3.88%		11/03/2021	4,367,044
1,000,000	Corporacion Nacional del Cobre de Chile	3.00%	^	07/17/2022	1,010,347
2,344,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	2,543,240
2,013,000	Covidien International Finance S.A.	2.80%		06/15/2015	2,119,590
5,450,000	Covidien International Finance S.A.	6.00%		10/15/2017	6,706,923
5,800,000	DBS Bank Ltd.	5.00%	#	11/15/2019	6,155,859

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$500,000	DBS Bank Ltd.	3.63%	#^	09/21/2022	515,020
1,936,000	Deutsche Telekom International Finance B.V.	8.75%	#	06/15/2030	2,919,697
5,550,000	Diageo Capital PLC	1.50%		05/11/2017	5,652,675
3,601,800	Dolphin Energy Ltd.	5.89%		06/15/2019	4,097,048
1,600,000	Dolphin Energy Ltd.	5.50%	^	12/15/2021	1,854,400
4,195,000	EGE Haina Finance Company	9.50%		04/26/2017	4,425,725
2,900,000	Embraer Overseas Ltd.	6.38%		01/24/2017	3,306,000
1,500,000	Embraer Overseas Ltd.	6.38%		01/15/2020	1,732,500
350,000	Empresas ICA S.A.B. de C.V.	8.38%		07/24/2017	365,750
1,200,000	Empresas ICA S.A.B. de C.V.	8.38%	^	07/24/2017	1,254,000
3,580,000	Empresas ICA S.A.B. de C.V.	8.90%		02/04/2021	3,776,900
5,250,000	France Telecom S.A.	2.75%		09/14/2016	5,513,576
3,000,000	Freeport-McMoRan Copper & Gold, Inc.	2.15%		03/01/2017	3,037,041
7,000,000	Gaz Capital S.A.	8.13%		07/31/2014	7,738,570
5,600,000	Gazprombank OJSC	7.93%		06/28/2013	5,866,000
5,325,000	Globo Communicacao e Participacoes S.A.	6.25%	#	07/20/2015	5,804,250
500,000	Globo Communicacao e Participacoes S.A.	5.31%	#^	05/11/2022	548,750
1,500,000	GRUMA S.A.B. de C.V.	7.75%		12/29/2041	1,541,250
600,000	Grupo Aval Ltd.	5.25%		02/01/2017	640,500
2,100,000	Grupo Aval Ltd.	5.25%	^	02/01/2017	2,241,750
3,000,000	Grupo Aval Ltd.	4.75%	^	09/26/2022	2,962,500
4,300,000	Grupo KUO S.A.B. de C.V.	9.75%		10/17/2017	4,601,000
2,400,000	Hongkong Electric Finance Ltd.	4.25%		12/14/2020	2,637,278
3,280,698	IIRSA Norte Finance Ltd.	8.75%		05/30/2024	4,068,066
600,000	Industry & Construction Bank	5.01%	#	09/29/2015	600,000
400,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	440,000
1,100,000	Inkia Energy Ltd.	8.38%		04/04/2021	1,210,000
2,700,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	3,010,500
2,300,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	2,564,500
500,000	Intercorp Retail Trust	8.88%	^	11/14/2018	557,500
1,400,000	Inversiones CMPC S.A.	4.88%		06/18/2013	1,429,733
200,000	Inversiones CMPC S.A.	4.75%		01/19/2018	215,153
800,000	Inversiones CMPC S.A.	4.75%	^	01/19/2018	860,614
250,000	Inversiones CMPC S.A.	4.75%		01/19/2018	268,942
1,600,000	Inversiones CMPC S.A.	6.13%		11/05/2019	1,843,958
2,700,000	Inversiones CMPC S.A.	4.50%	^	04/25/2022	2,818,301
575,000	IOI Ventures BHD	5.25%		03/16/2015	613,086
5,100,000	Itau Unibanco Holding S.A.	5.65%		03/19/2022	5,355,000
500,000	Ixe Banco S.A.	9.25%		10/14/2020	595,000
200,000	Ixe Banco S.A.	9.75%		12/29/2041	204,250
8,100,000	Korea Development Bank	4.38%		08/10/2015	8,794,089
3,800,000	Korea Development Bank	4.00%		09/09/2016	4,141,198
900,000	Kuznetski Capital S.A.	5.97%	#	11/25/2015	932,400
3,800,000	Mexichem S.A.B. de C.V.	4.88%	^	09/19/2022	3,866,500
2,200,000	Minerva Luxembourg S.A.	12.25%	^	02/10/2022	2,549,140
200,000	Minerva Overseas II Ltd.	10.88%		11/15/2019	223,000
2,399,220	Nakilat, Inc.	6.27%		12/31/2033	2,850,873
1,650,000	NET Servicos de Comunicacao S.A.	7.50%		01/27/2020	1,924,313
6,800,000	Oversea-Chinese Banking Corporation	4.25%	#	11/18/2019	7,086,980
1,900,000	Pacific Rubiales Energy Corporation	7.25%		12/12/2021	2,242,000
3,800,000	Pacific Rubiales Energy Corporation	7.25%	^	12/12/2021	4,484,000
10,450,000	Pemex Project Funding Master Trust	6.63%		06/15/2035	13,167,000
300,000	Petroleos Mexicanos	4.88%		03/15/2015	323,250
500,000	Petroleos Mexicanos	6.63%		09/28/2015	528,750
4,026,000	Pohang Iron and Steel Company	4.25%	^	10/28/2020	4,291,414

24	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$1,260,000	Pohang Iron and Steel Company	5.25%	^	04/14/2021	1,440,162
1,800,000	Prime Holdings Labuan Ltd.	5.38%		09/22/2014	1,906,043
2,050,000	PTTEP Australia International Finance Ltd.	4.15%		07/19/2015	2,170,405
3,200,000	Qtel International Finance Ltd.	3.38%		10/14/2016	3,356,800
600,000	Raizen Energy Finance Ltd.	7.00%		02/01/2017	691,500
2,432,375	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	2,748,584
1,800,000	Ras Laffan Liquefied Natural Gas Company	5.84%		09/30/2027	2,097,000
1,450,000	Reliance Holdings USA, Inc.	5.40%	^	02/14/2022	1,547,370
2,825,000	Royal KPN N.V.	8.38%		10/01/2030	3,788,285
750,000	RSHB Capital S.A.	7.13%		01/14/2014	795,450
500,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	567,027
1,400,000	Telefonos de Mexico S.A.B.	5.50%		01/27/2015	1,551,855
1,144,727	Tengizchevroil Finance Corporation	6.12%		11/15/2014	1,204,825
1,200,000	Transnet Limited	4.50%		02/10/2016	1,275,618
600,000	Transnet Limited	4.00%	^	07/26/2022	611,400
4,900,000	Transocean, Inc.	6.00%		03/15/2018	5,728,654
200,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	216,000
5,000,000	United Overseas Bank Ltd.	5.38%	#	09/03/2019	5,309,725
3,000,000	VIP Finance Ltd.	8.38%		04/30/2013	3,113,970
2,700,000	Virgolino De Oliveira Finance Ltd.	11.75%	^	02/09/2022	2,700,000
4,300,000	VTB Capital S.A.	6.88%		05/29/2018	4,638,840
100,000	WPE International Cooperatief U.A.	10.38%	^	09/30/2020	86,000
3,100,000	WPE International Cooperatief U.A.	10.38%		09/30/2020	2,666,000

	Total Foreign Corporate Bonds (Cost $317,586,111)				331,854,963

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 2.1%
190,000	Colombia Government International Bond	8.70%		02/15/2016	231,135
10,540,000	Corporacion Andina de Fomento	3.75%		01/15/2016	11,103,089
4,304,000	Costa Rica Government International Bond	6.55%		03/20/2014	4,540,720
9,840,000	Mexico Government International Bond	5.63%		01/15/2017	11,552,160
2,700,000	Panama Government International Bond	7.25%		03/15/2015	3,098,250
4,995,000	Penerbangan BHD	5.63%		03/15/2016	5,659,520
1,400,000	State of Qatar	4.00%		01/20/2015	1,489,600
6,300,000	State of Qatar	4.50%		01/20/2022	7,150,500
2,000,000	State of Qatar	4.50%	^	01/20/2022	2,270,000
1,500,000	Wakala Global Sukuk BHD	2.99%		07/06/2016	1,573,060
7,300,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	8,461,963

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $54,848,542)				57,129,997

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE-BACKED OBLIGATIONS 4.4%

	Banc of America Commercial Mortgage, Inc.,
$250,000	Series 2001-3-H	6.56%	^	04/11/2037	250,988
400,000	Series 2007-1-A4	5.45%		01/15/2049	464,437
2,500,000	Series 2007-2-AM	5.81%	#	04/10/2049	2,688,264

	Banc of America Re-Remic Trust,
500,000	Series 2012-CLRN-B	1.84%	#^	08/15/2029	503,100
1,400,000	Series 2012-CLRN-D	2.94%	#^	08/15/2029	1,408,680

	Bear Stearns Commercial Mortgage Securities, Inc.,
308,398	Series 2001-TOP2-C	6.83%	#	02/15/2035	311,229
1,000,000	Series 2005-T18-AJ	5.01%	#	02/13/2042	1,066,532
375,000	Series 2006-PW13-AM	5.58%	#	09/11/2041	418,239
325,000	Series 2006-TOP24-AM	5.57%	#	10/12/2041	365,415
2,750,000	Series 2007-PW16-AM	5.91%	#	06/11/2040	3,018,036
2,500,000	Series 2007-PW17-AM	5.92%	#	06/11/2050	2,755,055

	CD Commercial Mortgage Trust,
617,000	Series 2006-CD3-AM	5.65%		10/15/2048	657,997
1,166,000	Series 2007-CD4-A4	5.32%		12/11/2049	1,335,053
363,387	Series 2007-CD4-ASB	5.28%		12/11/2049	383,256
112,949,858	Series 2007-CD5-XP	0.31%	#^ I/O	11/15/2044	468,968

	Citigroup Commercial Mortgage Trust,
700,000	Series 2005-C3-AM	4.83%	#	05/15/2043	746,602
2,000,000	Series 2007-C6-AM	5.89%	#	12/10/2049	2,185,933
4,000,000	Series 2008-C7-AM	6.06%	#	12/10/2049	4,377,252
12,000,000	Series 2012-GC8-XA	2.27%	#^ I/O	09/10/2045	1,623,748

	COBALT Commercial Mortgage Trust,
2,500,000	Series 2007-C2-AMFX	5.53%	#	04/15/2047	2,635,514

	Commercial Mortgage Acceptance Corporation,
524,833	Series 1998-C2-F	5.44%	^	09/15/2030	540,017

	Commercial Mortgage Asset Trust,
150,000	Series 1999-C1-B	7.23%	#	01/17/2032	156,048

	Commercial Mortgage Pass-Through Certificates,
4,968,282	Series 2002-LC4-XA	2.71%	#^ I/O	12/10/2044	768,091
985,000	Series 2006-C7-AM	5.96%	#	06/10/2046	1,056,949
2,500,000	Series 2006-C8-AM	5.35%		12/10/2046	2,681,439
3,470,876	Series 2010-C1-XPA	2.56%	#^ I/O	07/10/2046	217,782
400,000	Series 2011-THL-E	5.95%	^	06/09/2028	417,737

	Credit Suisse First Boston Mortgage Securities Corporation,
1,000,000	Series 1998-C2-F	6.75%	#^	11/15/2030	1,076,018
325,000	Series 2001-CF2-G	6.93%	^	02/15/2034	317,370

	Credit Suisse Mortgage Capital Certificates,
5,380,000	Series 2006-C3-AM	6.00%	#	06/15/2038	5,886,226
2,500,000	Series 2006-C5-AM	5.34%		12/15/2039	2,600,369
2,500,000	Series 2010-RR1-1B	5.69%	#^	04/16/2049	2,718,012
1,500,000	Series 2010-RR2-3B	5.34%	#^	12/15/2043	1,601,658

	Crest Ltd.,
306,306	Series 2003-2A-A1	0.84%	#^	12/28/2018	286,396

	DBRR Trust,
2,500,000	Series 2012-EZ1-B	1.39%		09/25/2045	2,498,055

	DBUBS Mortgage Trust,
5,911,592	Series 2011-LC2A-XA	1.61%	#^ I/O	07/10/2044	415,257

	Extended Stay American Trust,
965,739	Series 2010-ESHA-A	2.95%	^	11/05/2027	971,341

	Fontainebleau Miami Beach Trust,
2,500,000	Series 2012-FBLU-C	4.27%	^	05/05/2027	2,614,907
1,150,000	Series 2012-FBLU-E	5.25%	^	05/05/2027	1,199,233

	GE Capital Commercial Mortgage Corporation,
1,000,000	Series 2005-C2-B	5.11%	#	05/10/2043	1,037,959

	GMAC Commercial Mortgage Securities, Inc.,
1,000,000	Series 2006-C1-AJ	5.35%	#	11/10/2045	821,001
794,000	Series 2006-C1-AM	5.29%	#	11/10/2045	836,705

	Greenwich Capital Commercial Funding Corporation,
300,000	Series 2004-FL2A-D	0.54%	#^	11/05/2019	296,562
100,000	Series 2004-FL2A-F	0.63%	#^	11/05/2019	94,523
795,000	Series 2007-GG9-A4	5.44%		03/10/2039	912,676

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	25

Schedule of Investments  DoubleLine Core Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation II,
$1,000,000	Series 2004-GG2-A6	5.40%	#	08/10/2038	1,071,930
1,000,000	Series 2006-GG6-AM	5.62%	#	04/10/2038	1,076,258
18,324,343	Series 2006-GG6-XC	0.15%	#^ I/O	04/10/2038	33,369
469,000	Series 2006-GG8-A4	5.56%		11/10/2039	544,632
2,000,000	Series 2007-EOP-A2	1.26%	#^	03/06/2020	1,999,410
735,000	Series 2007-GG10-A4	5.98%	#	08/10/2045	845,349
4,940,375	Series 2011-GC5-XA	1.93%	#^ I/O	08/10/2044	432,411
5,953,402	Series 2012-GC6-XA	2.40%	#^ I/O	01/10/2045	842,049

	JP Morgan Chase Commercial Mortgage Securities Corporation,
640,000	Series 2003-LN1-D	5.20%	#	10/15/2037	646,265
1,000,000	Series 2004-C3-A4	4.66%		01/15/2042	1,001,652
1,065,000	Series 2006-CB16-A4	5.55%		05/12/2045	1,228,498
739,075	Series 2006-CB16-X2	0.71%	# I/O	05/12/2045	3,706
45,093,708	Series 2006-LDP8-X	0.73%	# I/O	05/15/2045	770,110
1,750,000	Series 2007-C1-A4	5.72%		02/15/2051	2,073,888
750,000	Series 2007-CB18-A4	5.44%		06/12/2047	869,155
1,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	1,077,645
750,000	Series 2007-CB20-A4	5.79%	#	02/12/2051	895,773
2,000,000	Series 2007-CB20-AM	6.09%	#	02/12/2051	2,232,762
700,000	Series 2007-CB20-AMFX	5.93%	#	02/12/2051	769,056
1,800,000	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	1,949,059
1,000,000	Series 2007-CIBC19-A4	5.92%	#	02/12/2049	1,182,594
950,000	Series 2007-CIBC19-AM	5.92%	#	02/12/2049	990,717
12,050,000	Series 2009-IWST-XB	0.29%	#^ I/O	12/05/2027	262,094
2,000,000	Series 2009-RR2-GEB	5.54%	^	12/17/2049	2,163,828
12,781,064	Series 2011-C4-XA	1.78%	#^ I/O	07/15/2046	908,229
600,000	Series 2011-PLSD-A2	3.36%	^	11/13/2044	651,463
35,000,000	Series 2012-C8-XA	2.38%	# I/O	10/15/2045	4,777,885
8,968,073	Series 2012-CBX-XA	2.23%	# I/O	06/16/2045	1,049,516

	LB-UBS Commercial Mortgage Trust,
1,000,000	Series 2004-C2-A4	4.37%		03/15/2036	1,045,988
161,171	Series 2004-C4-A3	5.30%	#	06/15/2029	162,528
1,000,000	Series 2005-C3-AM	4.79%		07/15/2040	1,077,338
400,000	Series 2006-C6-AM	5.41%		09/15/2039	448,370
1,000,000	Series 2006-C7-AJ	5.41%		11/15/2038	682,678
10,597,760	Series 2006-C7-XCL	0.33%	#^ I/O	11/15/2038	149,344
8,546,939	Series 2006-C7-XW	0.84%	#^ I/O	11/15/2038	188,208
2,500,000	Series 2007-C1-AM	5.46%		02/15/2040	2,696,088
71,015,787	Series 2007-C2-XCP	0.68%	# I/O	02/15/2040	526,937

	Merrill Lynch Mortgage Trust,
780,000	Series 2003-KEY1-A4	5.24%	#	11/12/2035	812,153
680,000	Series 2005-CIP1-AM	5.11%	#	07/12/2038	749,646
78,096,269	Series 2005-CIP1-XP	0.36%	# I/O	07/12/2038	191,726

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
431,131	Series 2006-4-A2FL	0.35%	#	12/12/2049	429,370

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,994,464	Series 2012-C5-XA	2.10%	#^ I/O	08/15/2045	342,119

	Morgan Stanley Capital, Inc.,
10,331,001	Series 2004-HQ4-X2	0.51%	#^ I/O	04/14/2040	279
325,000	Series 2005-HQ7-AM	5.38%	#	11/14/2042	358,272
800,000	Series 2006-HQ9-AM	5.77%	#	07/12/2044	894,782
166,506	Series 2007-HQ12-A2FL	5.76%	#	04/12/2049	172,555
83,253	Series 2007-HQ12-A2FL	0.47%	#	04/12/2049	81,022
2,500,000	Series 2007-IQ16-AM	6.31%	#	12/12/2049	2,793,064
36,222,067	Series 2007-IQ16-X2	0.36%	#^ I/O	12/12/2049	254,931
29,841,511	Series 2011-C1-XA	1.14%	#^ I/O	09/15/2047	1,035,098

	Morgan Stanley Re-Remic Trust,
1,400,000	Series 2010-GG10-A4A	5.98%	#^	08/15/2045	1,655,452
2,500,000	Series 2010-HQ4-AJ	4.97%	^	04/15/2040	2,625,496

	Nomura Asset Securities Corporation,
1,000,000	Series 1998-D6-A4	7.91%	#	03/15/2030	1,022,400

	RREF LLC,
122,451	Series 2012-LT1A-A	4.75%	^	02/15/2025	122,586

	TIAA Seasoned Commercial Mortgage Trust,
1,000,000	Series 2007-C4-AJ	5.58%	#	08/15/2039	1,083,892

	UBS-Barclays Commercial Mortgage Trust,
15,000,000	Series 2012-C3-XA	2.21%	#^ I/O	08/10/2049	2,134,785

	Wachovia Bank Commercial Mortgage Trust,
500,000	Series 2005-C22-AM	5.52%	#	12/15/2044	542,036

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wachovia Bank Commercial Mortgage Trust, (Contd.)
$1,500,000	Series 2006-C23-AM	5.47%	#	01/15/2045	1,653,514
250,000	Series 2006-C25-AM	5.92%	#	05/15/2043	275,915
108,542,344	Series 2006-C27-XC	0.10%	#^ I/O	07/15/2045	1,077,825
18,578,696	Series 2006-C29-IO	0.54%	# I/O	11/15/2048	278,680

	WF-RBS Commercial Mortgage Trust,
2,684,187	Series 2011-C2-XA	1.34%	#^ I/O	02/15/2044	135,074

	Total Non-Agency Commercial Mortgage-Backed Obligations (Cost $118,161,445)				119,736,083

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 14.8%

	ACE Securities Corporation,
4,351,501	Series 2006-NC1-A2C	0.42%	#	12/25/2035	4,274,433

	Adjustable Rate Mortgage Trust,
148,796	Series 2007-3-1A1	4.32%	#^	11/25/2037	91,640

	American General Mortgage Loan Trust,
4,000,000	Series 2010-1-A3	5.65%	#^	03/25/2058	4,178,008

	Banc of America Funding Corporation,
5,700,212	Series 2005-G-A3	5.20%	#	10/20/2035	5,594,553
2,568,115	Series 2006-2-6A2	5.50%		03/25/2036	2,632,215
1,709,877	Series 2006-6-1A2	6.25%		08/25/2036	1,701,111

	Banc of America Mortgage Securities, Inc.,
1,104,754	Series 2004-8-4A1	5.50%		09/25/2024	1,130,108

	BCAP LLC Trust,
2,742,542	Series 2009-RR13-6A5	6.06%	#^	04/26/2037	2,855,769

	Bear Stearns Asset Backed Securities Trust,
352,504	Series 2007-SD1-1A3A	6.50%		10/25/2036	276,303

	Chase Mortgage Finance Corporation,
10,690,353	Series 2007-A2-6A4	3.01%	#	07/25/2037	10,187,859
3,202,150	Series 2007-S3-2A1	5.50%		05/25/2037	3,293,920

	Citicorp Mortgage Securities, Inc.,
349,072	Series 2005-1-1A4	5.50%		02/25/2035	371,737

	Citicorp Residential Mortgage Securities, Inc.,
1,800,000	Series 2006-2-A5	6.04%	#	09/25/2036	1,598,692

	Citigroup Mortgage Loan Trust, Inc.,
446,019	Series 2006-WF2-A2C	5.85%	#	05/25/2036	272,489
4,928,000	Series 2008-AR4-2A1B	2.89%	#^	11/25/2038	2,671,028
3,000,000	Series 2010-8-5A4	10.49%	#^	11/25/2036	2,130,000
16,000,000	Series 2010-8-6A4	9.09%	#^	12/25/2036	11,675,008
3,844,855	Series 2011-12-3A1	5.59%	^	09/25/2047	3,893,522

	Citimortgage Alternative Loan Trust,
400,414	Series 2006-A2-A2	6.00%		05/25/2036	323,774
188,791	Series 2006-A5-3A3	6.00%		10/25/2036	148,968
386,044	Series 2007-A1-1A7	6.00%		01/25/2037	303,236

	Countrywide Alternative Loan Trust,
506,466	Series 2005-20CB-1A1	5.50%		07/25/2035	436,529
497,107	Series 2005-28CB-3A6	6.00%		08/25/2035	376,825
2,899,623	Series 2005-46CB-A22	5.25%		10/25/2035	2,490,730
610,598	Series 2005-J10-1A13	0.92%	#	10/25/2035	446,721
940,968	Series 2006-26CB-A9	6.50%		09/25/2036	668,364
3,403,051	Series 2007-12T1-A1	6.00%		06/25/2037	2,630,633
3,605,081	Series 2007-16CB-2A1	0.67%	#	08/25/2037	1,917,781
1,043,941	Series 2007-16CB-2A2	52.78%	# I/F	08/25/2037	2,570,685
279,841	Series 2007-17CB-1A10	28.90%	# I/F	08/25/2037	472,642
1,422,069	Series 2007-18CB-2A17	6.00%		08/25/2037	1,168,977
5,790,655	Series 2007-23CB-A3	0.72%	#	09/25/2037	3,290,916
5,688,334	Series 2007-23CB-A4	6.28%	# I/F I/O	09/25/2037	1,333,607
1,024,091	Series 2007-4CB-2A1	7.00%		03/25/2037	423,453

	Countrywide Asset-Backed Certificates,
216,454	Series 2005-13-AF3	5.41%	#	04/25/2036	179,712

	Countrywide Home Loans,
509,165	Series 2002-32-2A6	5.00%		01/25/2018	526,266
1,404,064	Series 2005-28-A7	5.25%		01/25/2019	1,265,411
2,599,234	Series 2007-10-A5	6.00%		07/25/2037	2,202,534
1,113,623	Series 2007-15-1A16	6.25%		09/25/2037	1,003,770

26	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Home Loans, (Cont.)
$2,871,362	Series 2007-3-A17	6.00%		04/25/2037	2,617,356

	Credit Suisse First Boston Mortgage Securities Corporation,
250,248	Series 2005-10-5A5	5.50%		11/25/2035	213,476
4,480,408	Series 2005-8-1A3	5.25%		09/25/2035	4,128,293
4,461,368	Series 2005-8-9A4	5.50%		09/25/2035	4,222,540

	Credit Suisse Mortgage Capital Certificates,
10,125,720	Series 2006-4-6A1	6.00%		05/25/2036	9,338,020
627,596	Series 2006-4-7A1	5.50%		05/25/2021	648,457
3,741,660	Series 2006-7-1A3	5.00%		08/25/2036	3,101,177
311,398	Series 2007-1-3A1	6.00%		02/25/2022	270,594
949,300	Series 2007-2-2A1	5.00%		03/25/2037	937,469
5,631,009	Series 2007-2-2A5	5.00%		03/25/2037	5,288,108
9,992,747	Series 2010-4R-3A17	8.76%	#^	06/26/2037	7,387,193

	Deutsche Mortgage Securities, Inc.,
3,602,272	Series 2006-PR1-3A1	11.81%	#^ I/F	04/15/2036	3,876,062
330,807	Series 2006-PR1-4AI2	14.18%	#^ I/F	04/15/2036	382,440
2,107,555	Series 2006-PR1-5AI4	11.81%	#^ I/F	04/15/2036	2,314,268

	First Horizon Alternative Mortgage Securities,
991,179	Series 2006-FA2-1A5	6.00%		05/25/2036	836,342
250,625	Series 2006-RE1-A1	5.50%		05/25/2035	212,509

	GSAA Home Equity Trust,
1,913,195	Series 2005-7-AF5	4.61%	#	05/25/2035	1,899,612
984	Series 2006-4-4A1	0.32%	#	03/25/2036	981
3,634,561	Series 2007-10-A1A	6.00%		11/25/2037	2,832,005
2,446,715	Series 2007-10-A2A	6.50%		11/25/2037	1,725,907

	GSR Mortgage Loan Trust,
484,253	Series 2006-2F-5A1	4.50%		01/25/2021	473,957
16,297,549	Series 2006-3F-4A1	6.00%		03/25/2036	14,628,248
5,778,977	Series 2007-1F-2A2	5.50%		01/25/2037	5,833,810

	HSBC Asset Loan Obligation,
383,167	Series 2006-2-2A1	5.50%		12/25/2021	361,694
10,026,559	Series 2007-2-3A6	6.00%		09/25/2037	9,390,148

	Indymac Mortgage Loan Trust,
12,019,383	Series 2006-AR3-1A1	2.78%	#	12/25/2036	9,050,523

	JP Morgan Alternative Loan Trust,
500,000	Series 2006-S2-A4	6.19%	#	05/25/2036	295,015
10,000,000	Series 2006-S3-A4	6.31%	#	08/25/2036	7,107,730
3,243,813	Series 2006-S3-A6	6.12%	#	08/25/2036	3,076,857
3,726,760	Series 2006-S4-A6	5.71%	#	12/25/2036	3,468,065

	JP Morgan Mortgage Trust,
834,428	Series 2007-S3-1A7	6.00%		08/25/2037	718,697

	JP Morgan Research Trust,
8,883,855	Series 2011-2-2A3	3.50%	#^	07/26/2036	9,172,789

	Leaf II Receivables Funding LLC,
2,500,000	Series 2010-4-C	5.00%	^	01/20/2019	2,464,750

	Lehman Mortgage Trust,
5,167,992	Series 2005-1-2A4	5.50%		11/25/2035	5,179,364
1,462,168	Series 2006-3-1A5	6.00%		07/25/2036	1,090,032
106,312	Series 2006-9-1A19	29.69%	# I/F	01/25/2037	157,188
1,890,626	Series 2007-10-2A1	6.50%		01/25/2038	1,800,169
391,942	Series 2007-2-1A1	5.75%		02/25/2037	290,617

	MASTR Alternative Loans Trust,
240,700	Series 2005-2-3A1	6.00%		03/25/2035	230,886
106,144	Series 2007-1-2A7	6.00%		10/25/2036	93,776

	MASTR Asset Securitization Trust,
504,149	Series 2003-2-30B2	5.75%		04/25/2033	504,251
315,357	Series 2005-1-2A5	5.00%		05/25/2035	316,471

	Morgan Stanley Mortgage Loan Trust,
1,438,058	Series 2004-1-1A1	5.00%		11/25/2018	1,481,940
3,209,473	Series 2005-7-7A4	5.50%		11/25/2035	3,265,669
7,810,432	Series 2006-7-3A	5.59%	#	06/25/2036	5,820,151

	Morgan Stanley Re-Remic Trust,
7,683,839	Series 2010-R6-5C	5.79%	#^	05/26/2037	6,437,144

	Nomura Asset Acceptance Corporation,
319,386	Series 2006-AP1-A2	5.52%	#	01/25/2036	210,838

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Nomura Home Equity Loan, Inc.,
$771,408	Series 2006-AF1-A2	5.80%	#	10/25/2036	413,636
1,399,582	Series 2007-1-1A1	6.06%	#	02/25/2037	846,015

	Option One Mortgage Loan Trust,
109,063	Series 2004-3-M3	0.87%	#	11/25/2034	92,178

	PHH Alternative Mortgage Trust,
3,450,329	Series 2007-2-4A1	6.00%		05/25/2022	3,337,284

	Residential Accredit Loans, Inc.,
830,785	Series 2004-QS15-A1	5.25%		11/25/2034	784,183
1,022,947	Series 2005-QS14-3A3	6.00%		09/25/2035	883,164
356,287	Series 2005-QS1-A5	5.50%		01/25/2035	335,386
1,048,616	Series 2006-QS10-A4	5.75%		08/25/2036	760,460
2,367,119	Series 2006-QS6-1A15	6.00%		06/25/2036	1,745,608
875,880	Series 2006-QS6-2A1	6.00%		06/25/2021	833,547
3,372,890	Series 2007-QS3-A4	6.25%		02/25/2037	2,483,445

	Residential Asset Mortgage Products, Inc.,
550,000	Series 2005-RS1-AI5	5.41%	#	01/25/2035	432,491

	Residential Asset Securitization Trust,
601,032	Series 2005-A10-A3	5.50%		09/25/2035	531,633
530,620	Series 2005-A11-2A4	6.00%		10/25/2035	328,585
186,554	Series 2005-A7-A3	5.50%		06/25/2035	171,754
2,690,486	Series 2006-A6-1A1	6.50%		07/25/2036	1,771,959
279,206	Series 2006-R1-A1	27.53%	# I/F	01/25/2046	368,855

	Residential Funding Mortgage Securities Trust,
369,953	Series 2006-S10-1A2	6.00%		10/25/2036	332,756
1,871,198	Series 2006-S11-A3	6.00%		11/25/2036	1,752,593
3,518,236	Series 2007-S2-A4	6.00%		02/25/2037	3,229,043
2,253,748	Series 2007-S3-1A4	6.00%		03/25/2037	1,965,648

	Structured Adjustable Rate Mortgage Loan Trust,
7,691,372	Series 2005-8XS-A3	0.78%	#	04/25/2035	7,639,570
1,524,137	Series 2006-4-7A1	5.10%	#	05/25/2036	1,511,407

	Structured Asset Securities Corporation,
4,728,260	Series 2003-35-1A1	5.17%	#	12/25/2033	4,771,358
4,732,628	Series 2005-10-1A1	5.75%		06/25/2035	4,783,217
6,118,927	Series 2005-14-1A1	0.52%	#	07/25/2035	5,475,914
4,266,703	Series 2005-16-1A3	5.50%		09/25/2035	4,348,271
2,837,509	Series 2005-RF1-A	0.57%	#^	03/25/2035	2,318,614
2,876,719	Series 2005-RF1-AIO	5.50%	#^ I/O	03/25/2035	550,978

	Washington Mutual Mortgage Pass-Through Certificates,
242,884	Series 2005-1-2A	6.00%		03/25/2035	218,234
3,222,901	Series 2006-1-3A1	5.75%		02/25/2036	2,589,940
7,288,832	Series 2006-8-A6	5.77%	#	10/25/2036	4,981,388
6,344,087	Series 2006-AR19-2A	2.34%	#	01/25/2047	5,597,496
5,381,251	Series 2007-3-A6	6.00%		04/25/2037	4,313,977
338,349	Series 2007-5-A11	38.18%	# I/F	06/25/2037	607,422

	Wells Fargo Alternative Loan Trust,
14,769,410	Series 2007-PA2-1A1	6.00%		06/25/2037	13,266,992
17,574,713	Series 2007-PA5-1A1	6.25%		11/25/2037	16,642,278

	Wells Fargo Mortgage Backed Securities Trust,
7,307,686	Series 2005-12-1A5	5.50%		11/25/2035	7,418,163
5,410,436	Series 2005-17-1A1	5.50%		01/25/2036	5,634,428
295,455	Series 2005-AR14-A6	5.34%	#	08/25/2035	239,653
383,127	Series 2005-AR16-6A4	2.66%	#	10/25/2035	191,314
1,772,776	Series 2006-2-3A1	5.75%		03/25/2036	1,783,948
4,361,646	Series 2006-7-2A1	6.00%		06/25/2036	4,224,065
847,643	Series 2007-10-1A36	6.00%		07/25/2037	815,133
4,048,701	Series 2007-10-1A5	6.00%		07/25/2037	4,085,036
7,099,187	Series 2007-11-A96	6.00%		08/25/2037	7,073,360
8,778,346	Series 2007-14-1A1	6.00%		10/25/2037	8,804,813
2,065,352	Series 2007-4-A16	5.50%		04/25/2037	1,933,921
7,093,449	Series 2007-5-1A1	5.50%		05/25/2037	7,370,349
561,220	Series 2007-7-A1	6.00%		06/25/2037	542,983
10,054,011	Series 2007-8-2A2	6.00%		07/25/2037	9,995,994

	Wells Fargo Mortgage Loan Trust,
12,879,234	Series 2012-RR1-A1	2.85%	#^	08/27/2037	13,063,665

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $382,233,775)				404,357,621

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	27

Schedule of Investments  DoubleLine Core Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US CORPORATE BONDS 17.7%
$5,470,000	ADT Corporation	3.50%	^	07/15/2022	5,694,522
5,454,000	Alcoa, Inc.	6.15%		08/15/2020	6,028,333
11,625,000	Altria Group, Inc.	2.85%		08/09/2022	11,622,768
10,790,000	American Express Credit Corporation	2.75%		09/15/2015	11,375,304
5,225,000	Aristotle Holding, Inc.	2.10%	^	02/12/2015	5,363,170
6,250,000	Arrow Electronics, Inc.	3.38%		11/01/2015	6,531,331
4,575,000	AT&T, Inc.	5.35%		09/01/2040	5,528,101
8,950,000	BB&T Corporation	1.60%		08/15/2017	9,121,276
200,000	BE Aerospace, Inc.	6.88%		10/01/2020	223,000
1,510,000	Becton Dickinson and Company	3.25%		11/12/2020	1,631,566
7,400,000	Becton Dickinson and Company	3.13%		11/08/2021	7,941,236
7,050,000	Biogen Idec, Inc.	6.88%		03/01/2018	8,683,259
12,375,000	BMO Bank Of Montreal	1.40%		09/11/2017	12,453,532
2,500,000	Boeing Company	6.88%		03/15/2039	3,888,557
1,135,000	Boeing Company	5.88%		02/15/2040	1,584,280
1,700,000	Boston Properties Ltd. Partnership	5.63%		11/15/2020	2,027,138
3,300,000	Boston Properties Ltd. Partnership	4.13%		05/15/2021	3,583,361
900,000	Boston Properties Ltd. Partnership	3.85%		02/01/2023	949,890
100,000	Calpine Corporation	7.88%	^	07/31/2020	109,750
100,000	CCO Holdings LLC	5.25%		09/30/2022	101,000
5,725,000	Celgene Corporation	3.25%		08/15/2022	5,791,502
100,000	Cinemark USA, Inc.	7.38%		06/15/2021	111,750
4,300,000	Citigroup, Inc.	6.00%		12/13/2013	4,561,754
1,000,000	Citigroup, Inc.	6.38%		08/12/2014	1,088,700
7,025,000	Coca-Cola Company	1.80%		09/01/2016	7,326,204
5,200,000	ConocoPhillips Company	6.50%		02/01/2039	7,510,688
100,000	Constellation Brands, Inc.	7.25%		05/15/2017	117,250
100,000	Copano Energy LLC	7.13%		04/01/2021	105,000
1,855,000	Daimler Finance North America LLC	1.95%	^	03/28/2014	1,879,690
7,492,000	Daimler Finance North America LLC	1.88%	^	09/15/2014	7,611,707
100,000	DaVita, Inc.	5.75%		08/15/2022	104,500
100,000	Delphi Corporation	5.88%		05/15/2019	108,500
4,824,000	Devon Energy Corporation	6.30%		01/15/2019	5,997,134
4,975,000	Devon Energy Corporation	4.00%		07/15/2021	5,480,112
100,000	DineEquity, Inc.	9.50%		10/30/2018	113,250
4,900,000	DIRECTV Holdings LLC	5.00%		03/01/2021	5,498,917
100,000	DISH DBS Corporation	4.63%	^	07/15/2017	102,750
5,609,000	Duke Energy Corporation	3.55%		09/15/2021	5,980,237
7,250,000	Eastman Chemical Company	2.40%		06/01/2017	7,580,324
4,170,000	Ecolab, Inc.	2.38%		12/08/2014	4,326,863
200,000	El Paso Corporation	7.00%		06/15/2017	230,501
100,000	Equinix, Inc.	7.00%		07/15/2021	112,375
100,000	Felcor Lodging LP	6.75%		06/01/2019	107,750
9,325,000	Ford Motor Company	7.45%		07/16/2031	11,644,594
200,000	Forest Oil Corporation	7.25%		06/15/2019	199,500
200,000	Frontier Communications Corporation	8.50%		04/15/2020	227,000
11,925,000	General Electric Capital Corporation	2.90%		01/09/2017	12,629,100
4,900,000	General Mills, Inc.	3.15%		12/15/2021	5,109,161
5,000,000	Halliburton Company	6.15%		09/15/2019	6,239,660
100,000	Hertz Corporation	7.50%		10/15/2018	108,500
100,000	Huntsman International LLC	5.50%		06/30/2016	100,750
6,000,000	IBM Corporation	1.95%		07/22/2016	6,272,406
4,640,000	Illinois Tool Works, Inc.	3.38%		09/15/2021	4,997,725
5,250,000	Intel Corporation	3.30%		10/01/2021	5,713,564
100,000	International Lease Finance Corporation	5.88%		08/15/2022	103,498
95,000	Interpublic Group of Companies, Inc.	10.00%		07/15/2017	106,044
100,000	Iron Mountain, Inc.	5.75%		08/15/2024	100,750
8,150,000	JP Morgan Chase & Company	4.95%		03/25/2020	9,323,592

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$1,750,000	JP Morgan Chase & Company	4.50%		01/24/2022	1,944,920
3,598,000	Kellogg Company	7.45%		04/01/2031	5,038,869
5,675,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	7,280,838
4,700,000	Kraft Foods, Inc.	5.38%		02/10/2020	5,678,751
8,450,000	Kroger Company	3.40%		04/15/2022	8,818,454
5,550,000	Liberty Mutual Group, Inc.	6.50%	^	05/01/2042	6,028,638
100,000	LINN Energy LLC	6.50%	^	05/15/2019	100,500
6,150,000	Marathon Petroleum Corporation	5.13%		03/01/2021	7,109,049
5,700,000	Mattel, Inc.	2.50%		11/01/2016	5,962,200
3,000,000	MetLife, Inc.	6.38%		06/15/2034	3,927,534
1,750,000	MetLife, Inc.	5.70%		06/15/2035	2,157,736
100,000	Michaels Stores, Inc.	7.75%		11/01/2018	107,750
2,015,000	MidAmerican Energy Holdings Company	5.95%		05/15/2037	2,534,286
4,254,000	MidAmerican Energy Holdings Company	6.50%		09/15/2037	5,716,504
7,686,000	Motorola, Inc.	6.00%		11/15/2017	9,183,502
9,330,000	National Rural Utilities Cooperative Finance Corporation	10.38%		11/01/2018	13,823,132
2,150,000	News America, Inc.	6.65%		11/15/2037	2,737,513
5,535,000	Novartis Capital Corporation	4.40%		04/24/2020	6,538,457
5,590,000	Omnicom Group, Inc.	4.45%		08/15/2020	6,232,006
4,675,000	ONEOK Partners LP	6.13%		02/01/2041	5,635,876
100,000	Pantry, Inc.	8.38%	^	08/01/2020	102,750
4,675,000	Phillips 66	5.88%	^	05/01/2042	5,572,161
775,000	Plains All American Pipeline LP	5.15%		06/01/2042	885,063
2,650,000	PNC Funding Corporation	6.70%		06/10/2019	3,375,846
5,100,000	PNC Funding Corporation	4.38%		08/11/2020	5,828,086
100,000	Reynolds Group LLC	7.88%		08/15/2019	108,500
100,000	Sally Holdings LLC	5.75%		06/01/2022	107,000
100,000	SBA Telecommunications, Inc.	5.75%	^	07/15/2020	105,375
100,000	Service Corporation International	6.75%		04/01/2015	111,000
100,000	SESI LLC	6.38%		05/01/2019	107,500
4,427,000	Simon Property Group LP	5.65%		02/01/2020	5,334,880
8,563,000	Southern Power Company, Series D	4.88%		07/15/2015	9,433,395
2,596,000	Southwest Airlines Company	5.25%		10/01/2014	2,788,439
604,000	Southwest Airlines Company	5.75%		12/15/2016	691,195
4,675,000	Southwest Airlines Company	5.13%		03/01/2017	5,239,029
4,778,000	Target Corporation	3.88%		07/15/2020	5,456,911
2,000,000	Target Corporation	2.90%		01/15/2022	2,123,506
5,800,000	Teck Resources Ltd.	5.40%		02/01/2043	5,680,166
5,396,000	Time Warner Cable, Inc.	5.00%		02/01/2020	6,265,738
5,850,000	Time Warner Cable, Inc.	4.50%		09/15/2042	5,857,985
100,000	Toll Brothers Finance Corporation	5.88%		02/15/2022	111,280
6,820,000	Tyson Foods, Inc.	4.50%		06/15/2022	7,178,050
100,000	United Rentals, Inc.	8.38%		09/15/2020	107,500
2,500,000	United Technologies Corporation	3.10%		06/01/2022	2,669,642
100,000	Univision Communications, Inc.	6.88%	^	05/15/2019	103,500
4,521,000	Valero Energy Corporation	6.13%		02/01/2020	5,499,738
100,000	Vulcan Materials Company	6.50%		12/01/2016	110,250
11,511,000	Wal-Mart Stores, Inc.	3.25%		10/25/2020	12,683,591
7,225,000	Waste Management, Inc.	6.13%		11/30/2039	9,133,101
6,185,000	WellPoint, Inc.	5.25%		01/15/2016	6,940,671
3,940,000	WellPoint, Inc.	5.88%		06/15/2017	4,692,292
10,150,000	Wells Fargo & Company	4.60%		04/01/2021	11,745,245
200,000	Wynn Las Vegas LLC	7.88%		11/01/2017	219,000

28	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$5,150,000	Wynn Las Vegas LLC	7.75%		08/15/2020	5,755,125
7,910,000	Xerox Corporation	4.25%		02/15/2015	8,405,617

	Total US Corporate Bonds (Cost $464,858,287)				486,250,318

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 27.3%

	Federal Home Loan Mortgage Corporation,
4,288,741	Pool G01840	5.00%		07/01/2035	4,661,421
3,353,872	Pool G04817	5.00%		09/01/2038	3,636,930
11,900,732	Pool G06871	6.00%		06/01/2038	13,103,024
16,405,744	Pool G06954	6.00%		05/01/2040	18,037,529
7,306,532	Pool N70081	5.50%		07/01/2038	7,970,480
10,000,000	Pool T60854	3.50%		09/01/2042	10,489,844
1,318,564	Pool U60299	4.00%		11/01/2040	1,474,099
352,399	Series 2692-SC	12.85%	# I/F	07/15/2033	416,359
29,918,933	Series 269-30	3.00%		08/15/2042	31,376,025
5,300,000	Series 2722-PS	9.64%	# I/F	12/15/2033	6,641,741
18,970,754	Series 272-30	3.00%		08/15/2042	19,889,066
460,382	Series 2750-ZT	5.00%		02/15/2034	500,090
14,043,291	Series 2890-ZA	5.00%		11/15/2034	15,685,113
904,600	Series 3002-SN	6.28%	# I/F I/O	07/15/2035	165,731
399,466	Series 3045-DI	6.51%	# I/F I/O	10/15/2035	72,878
1,097,875	Series 3116-Z	5.50%		02/15/2036	1,261,298
134,406	Series 3117-ZN	4.50%		02/15/2036	148,812
1,354,639	Series 3203-ZC	5.00%		07/15/2036	1,576,136
685,295	Series 3275-SC	5.86%	# I/F I/O	02/15/2037	93,898
9,683,767	Series 3382-SB	5.78%	# I/F I/O	11/15/2037	951,723
6,320,070	Series 3384-S	6.17%	# I/F I/O	11/15/2037	818,155
7,154,932	Series 3417-SX	5.96%	# I/F I/O	02/15/2038	704,248
911,720	Series 3423-GS	5.43%	# I/F I/O	03/15/2038	83,443
911,720	Series 3423-SG	5.43%	# I/F I/O	03/15/2038	113,076
795,814	Series 3524-LB	5.62%	# I/F I/O	06/15/2038	840,008
3,265,345	Series 3562-WS	4.73%	# I/F I/O	08/15/2039	337,798
1,809,468	Series 3582-SA	5.78%	# I/F I/O	10/15/2049	238,881
1,781,091	Series 3606-CS	6.13%	# I/F I/O	12/15/2039	275,792
1,038,191	Series 3616-SG	6.13%	# I/F I/O	03/15/2032	214,361
5,209,110	Series 3626-AZ	5.50%		08/15/2036	6,003,473
7,000,000	Series 3641-TB	4.50%		03/15/2040	7,561,438
2,178,502	Series 3666-SC	5.55%	# I/F I/O	05/15/2040	332,610
568,299	Series 3666-VZ	5.50%		08/15/2036	671,351
923,110	Series 3688-CM	4.00%		07/15/2029	942,671
12,175,000	Series 3738-BD	4.00%		10/15/2030	13,513,361
1,694,039	Series 3745-SY	9.56%	# I/F	10/15/2040	1,776,154
651,614	Series 3758-SL	5.38%	# I/F	05/15/2039	652,735
2,458,401	Series 3779-DZ	4.50%		12/15/2040	2,586,669
1,400,000	Series 3779-YA	3.50%		12/15/2030	1,512,822
81,814	Series 3780-BS	9.46%	# I/F	12/15/2040	82,436
847,955	Series 3780-YS	9.46%	# I/F	12/15/2040	907,278
1,237,446	Series 3786-SG	9.06%	# I/F	01/15/2041	1,330,955
1,467,628	Series 3793-SA	9.36%	# I/F	01/15/2041	1,534,781
2,137,641	Series 3795-VZ	4.00%		01/15/2041	2,319,299
864,136	Series 3798-SD	9.16%	# I/F	12/15/2040	902,420
384,930	Series 3805-KS	9.06%	# I/F	02/15/2041	400,641
1,636,156	Series 3806-CZ	5.50%		07/15/2034	1,955,020
1,156,635	Series 3808-DB	3.50%		02/15/2031	1,248,753
4,278,781	Series 3818-CZ	4.50%		03/15/2041	4,718,280
9,175,412	Series 3818-JA	4.50%		01/15/2040	9,518,822
2,155,262	Series 3819-ZU	5.50%		07/15/2034	2,535,543
3,736,782	Series 3824-EY	3.50%		03/15/2031	4,032,903
1,314,963	Series 3828-SW	12.54%	# I/F	02/15/2041	1,383,451
4,303,635	Series 3863-ZA	5.50%		08/15/2034	5,117,276
8,000,000	Series 3877-EY	4.50%		06/15/2041	8,974,684
3,143,074	Series 3888-ZG	4.00%		07/15/2041	3,407,381
2,294,302	Series 3910-GZ	5.00%		08/15/2041	2,711,005
17,646,394	Series 3967-ZP	4.00%		09/15/2041	19,279,612
5,132,792	Series 3972-AZ	3.50%		12/15/2041	5,269,273
20,200,667	Series 4057-ZA	4.00%		06/15/2042	23,076,657
7,493,062	Series 4096-DZ	3.50%		08/15/2042	7,682,535
1,461,623	Series R003-ZA	5.50%		10/15/2035	1,696,473

	Federal National Mortgage Association,
467,183	Series 2003-117-KS	6.88%	# I/F I/O	08/25/2033	58,251
3,146,750	Series 2003-92-PZ	5.00%		09/25/2033	3,642,230
500,000	Series 2003-W17-1A7	5.75%		08/25/2033	588,668
5,000,000	Series 2005-20-QH	5.00%		03/25/2035	5,751,735

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$1,665,560	Series 2006-101-SA	6.36%	# I/F I/O	10/25/2036	294,429
5,000,000	Series 2006-50-PE	5.00%		06/25/2036	5,805,010
784,219	Series 2006-56-SM	6.53%	# I/F I/O	07/25/2036	141,435
994,553	Series 2007-116-BI	6.03%	# I/F I/O	05/25/2037	179,712
2,519,264	Series 2007-30-OI	6.22%	# I/F I/O	04/25/2037	447,733
5,015,253	Series 2008-14-ZA	5.50%		03/25/2038	5,729,240
428,399	Series 2008-29-ZA	4.50%		04/25/2038	475,800
1,005,759	Series 2008-62-SC	5.78%	# I/F I/O	07/25/2038	131,441
3,995,909	Series 2009-111-EZ	5.00%		01/25/2040	4,475,978
438,465	Series 2009-111-SE	6.03%	# I/F I/O	01/25/2040	48,328
358,732	Series 2009-16-MZ	5.00%		03/25/2029	403,932
1,120,678	Series 2009-48-WS	5.73%	# I/F I/O	07/25/2039	141,906
5,564,275	Series 2009-62-PS	5.88%	# I/F I/O	08/25/2039	600,532
3,432,743	Series 2009-77-ZA	4.50%		10/25/2039	3,787,169
1,830,797	Series 2009-83-Z	4.50%		10/25/2039	2,003,543
291,859	Series 2010-101-ZH	4.50%		07/25/2040	326,356
734,475	Series 2010-109-BS	52.46%	# I/F	10/25/2040	1,032,301
1,624,714	Series 2010-112-ZA	4.00%		10/25/2040	1,755,338
1,136,266	Series 2010-121-SD	4.28%	# I/F I/O	10/25/2040	117,625
29,336	Series 2010-137-VS	14.31%	# I/F	12/25/2040	42,939
2,144,767	Series 2010-150-ZA	4.00%		01/25/2041	2,306,247
1,080,143	Series 2010-31-SA	4.78%	# I/F I/O	04/25/2040	122,213
841,879	Series 2010-34-PS	4.71%	# I/F I/O	04/25/2040	49,679
1,146,692	Series 2010-35-SP	6.13%	# I/F I/O	04/25/2050	155,032
828,944	Series 2010-35-SV	6.23%	# I/F I/O	04/25/2040	106,972
10,189,237	Series 2010-37-MY	4.50%		04/25/2040	11,361,769
1,116,573	Series 2010-59-PS	6.23%	# I/F I/O	03/25/2039	150,237
1,331,325	Series 2010-59-SC	4.78%	# I/F I/O	01/25/2040	150,323
7,864,307	Series 2010-60-VZ	5.00%		10/25/2039	8,587,190
337,042	Series 2010-64-EZ	5.00%		06/25/2040	397,953
1,981,753	Series 2010-7-PE	5.00%		02/25/2040	2,184,586
2,116,894	Series 2010-90-GS	5.78%	# I/F I/O	08/25/2040	199,371
78,243	Series 2010-99-SG	23.85%	# I/F	09/25/2040	129,859
6,477,879	Series 2011-127-PM	4.00%		12/25/2041	6,412,378
6,278,329	Series 2011-141-PZ	4.00%		01/25/2042	6,744,630
763,745	Series 2011-18-S	9.05%	# I/F	03/25/2041	782,152
13,422,398	Series 2011-18-UZ	4.00%		03/25/2041	14,506,895
1,533,918	Series 2011-25-KY	3.00%		04/25/2026	1,622,563
1,000,000	Series 2011-29-AL	3.50%		04/25/2031	1,072,563
10,884,994	Series 2011-59-MA	4.50%		07/25/2041	11,847,451
9,460,653	Series 2011-63-ZE	4.00%		08/25/2038	10,031,840
2,132,228	Series 2011-72-LZ	5.50%		04/25/2037	2,569,318
2,478,664	Series 2011-77-CZ	4.00%		08/25/2041	2,505,288
746,570	Series 2011-87-US	13.26%	# I/F	09/25/2041	769,521
1,758,288	Series 2011-88-SB	8.84%	# I/F	09/25/2041	1,867,888
10,000,000	Series 247	3.00%		10/01/2032	10,592,969
1,668,514	Series 400-S4	5.23%	# I/F I/O	11/25/2039	199,014

	Federal National Mortgage Association Pass-Thru,
845,643	Pool 555743	5.00%		09/01/2033	929,490
715,315	Pool 735382	5.00%		04/01/2035	781,881
5,495,406	Pool 735383	5.00%		04/01/2035	6,006,797
2,938,211	Pool 735402	5.00%		04/01/2035	3,229,228
4,398,225	Pool 735484	5.00%		05/01/2035	4,820,069
4,751,652	Pool 889509	6.00%		05/01/2038	5,259,909
4,205,695	Pool 889662	6.00%		06/01/2038	4,646,354
5,804,005	Pool 890385	6.00%		12/01/2039	6,424,826
663,746	Pool 931104	5.00%		05/01/2039	723,687
10,190,001	Pool 995023	5.50%		08/01/2037	11,239,821
4,944,295	Pool 995112	5.50%		07/01/2036	5,459,859
4,725,791	Pool 995203	5.00%		07/01/2035	5,194,008
2,905,710	Pool AB2123	4.00%		01/01/2031	3,154,577
478,140	Pool AB2370	4.50%		09/01/2035	507,378
19,240,839	Pool AB5459	4.00%		06/01/2042	20,335,592
144,907	Pool AC1032	5.00%		06/01/2040	154,157
14,662,683	Pool AD0500	5.50%		09/01/2036	16,274,105
103,020	Pool AD2177	4.50%		06/01/2030	112,249
4,456,215	Pool AH7309	4.00%		02/01/2031	4,837,878
5,577,429	Pool AJ1399	4.00%		09/01/2041	5,894,769
17,072,012	Pool AJ4997	4.00%		10/01/2041	18,043,365
17,386,174	Pool AJ7677	3.50%		12/01/2041	18,245,393
14,369,137	Pool AK4039	4.00%		02/01/2042	15,186,703
3,134,918	Pool AL1691	6.00%		06/01/2041	3,470,242
8,418,089	Pool AL1745	6.00%		03/01/2040	9,318,524
6,561,842	Pool AO2980	4.00%		05/01/2042	6,935,193

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	29

Schedule of Investments  DoubleLine Core Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
$3,040,947	Pool MA0264	4.50%		12/01/2029	3,300,072
364,622	Pool MA0282	5.00%		12/01/2039	410,460
2,247,052	Pool MA0353	4.50%		03/01/2030	2,444,595
284,220	Pool MA0468	5.00%		07/01/2040	302,365
3,285,370	Pool MA0871	4.00%		10/01/2041	3,472,299
17,651,721	Pool MA0919	3.50%		12/01/2031	19,015,001
7,173,981	Pool MA0949	3.50%		01/01/2032	7,728,043
2,809,146	Pool MA1068	3.50%		05/01/2042	2,947,973
9,793,564	Pool MA1117	3.50%		07/01/2042	10,277,558
22,116,600	Pool MA1136	3.50%		08/01/2042	23,209,815
17,230,114	Pool MA1179	3.50%		09/01/2042	18,081,620
10,000,000	Pool MA1200	3.00%		10/01/2032	10,629,799

	Government National Mortgage Association,
2,158,288	Pool 752494	5.50%		09/20/2039	2,314,673
271,875	Series 2003-67-SP	6.88%	# I/F I/O	08/20/2033	96,402
703,422	Series 2008-82-SM	5.83%	# I/F I/O	09/20/2038	113,552
8,130,558	Series 2009-32-ZE	4.50%		05/16/2039	9,068,768
4,065,279	Series 2009-35-DZ	4.50%		05/20/2039	4,624,971
4,004,867	Series 2009-75-GZ	4.50%		09/20/2039	4,541,722
4,645,889	Series 2009-75-HZ	5.00%		09/20/2039	5,481,789
248,702	Series 2010-25-ZB	4.50%		02/16/2040	256,626
6,418,171	Series 2011-45-GZ	4.50%		03/20/2041	7,327,421
10,617,174	Series 2011-71-ZA	4.50%		02/20/2041	12,095,270

	Total US Government / Agency Mortgage Backed Obligations (Cost $716,044,395)				747,751,101

US GOVERNMENT BONDS AND NOTES 14.5%
72,300,000	United States Treasury Bonds	3.75%		08/15/2041	86,454,966
37,550,000	United States Treasury Notes	1.88%		09/30/2017	39,852,866
49,000,000	United States Treasury Notes	2.38%		05/31/2018	53,360,265
75,100,000	United States Treasury Notes	1.25%		04/30/2019	76,519,841
12,350,000	United States Treasury Notes	1.00%		08/31/2019	12,321,052
39,650,000	United States Treasury Notes	2.63%		11/15/2020	43,782,283
85,350,000	United States Treasury Notes	1.75%		05/15/2022	86,563,592

	Total US Government Bonds and Notes (Cost $399,332,609)				398,854,865

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 8.1%
179,372,666	Fidelity Institutional Government Portfolio	0.01%	♦		179,372,666
42,000,000	United States Treasury Bills	0.00%		12/06/2012	41,994,246

	Total Short Term Investments (Cost $221,363,124)				221,366,912

	Total Investments 101.0% (Cost $2,674,776,697)				2,767,663,038
	Liabilities in Excess of Other Assets (1.0)%				(28,624,145)

	NET ASSETS 100.0%				$2,739,038,893

PORTFOLIO HOLDINGS as % of Net Assets
US Government / Agency Mortgage Backed Obligations	27.3%
US Corporate Bonds	17.7%
Non-Agency Residential Collateralized Mortgage Obligations	14.8%
US Government Bonds and Notes	14.5%
Foreign Corporate Bonds	12.1%
Short Term Investments	8.1%
Non-Agency Commercial Mortgage-Backed Obligations	4.4%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	2.1%
Collateralized Loan Obligations	0.0%
Other Assets and Liabilities	(1.0)%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2012.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2012, the value of these securities amounted to $219,343,728 or 8.0% of net assets.
I/O	Interest only security.
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
♦	Seven-day yield as of September 30, 2012.
(a)	Issuer is in default of interest payments.

30	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 85.0%

ABU DHABI 4.1%
$2,000,000	Abu Dhabi National Energy Company	4.75%		09/15/2014	2,117,500
2,000,000	Abu Dhabi National Energy Company	5.88%	^	12/13/2021	2,322,500
8,000,000	Abu Dhabi National Energy Company	5.88%		12/13/2021	9,290,000
224,112	Dolphin Energy Ltd.	5.89%	^	06/15/2019	254,927
3,121,560	Dolphin Energy Ltd.	5.89%		06/15/2019	3,550,775
7,000,000	Dolphin Energy Ltd.	5.50%	^	12/15/2021	8,113,000

					25,648,702

ARGENTINA 1.0%
1,700,000	WPE International Cooperatief U.A.	10.38%	^	09/30/2020	1,462,000
5,373,000	WPE International Cooperatief U.A.	10.38%		09/30/2020	4,620,780

					6,082,780

BRAZIL 14.3%
800,000	Banco Bradesco S.A.	5.75%	^	03/01/2022	854,000
9,400,000	Banco do Brasil S.A.	8.50%	#	04/20/2021	11,221,720
12,100,000	CCL Finance Ltd.	9.50%		08/15/2014	13,657,874
8,220,000	Embraer Overseas Ltd.	6.38%		01/24/2017	9,370,800
2,284,000	Embraer Overseas Ltd.	6.38%		01/15/2020	2,638,020
9,305,000	Globo Communicacao e Participacoes S.A.	6.25%	#	07/20/2015	10,142,450
1,600,000	Globo Communicacao e Participacoes S.A.	5.31%	#^	05/11/2022	1,756,000
3,000,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	3,292,500
5,900,000	Itau Unibanco Holding S.A.	5.65%		03/19/2022	6,195,000
5,300,000	Minerva Luxembourg S.A.	12.25%	^	02/10/2022	6,141,110
170,000	Minerva Overseas II Ltd.	9.50%		02/01/2017	163,200
800,000	Minerva Overseas II Ltd.	10.88%		11/15/2019	892,000
7,380,000	NET Servicos de Comunicacao S.A.	7.50%		01/27/2020	8,606,925
7,500,000	Petrobras International Finance Company	3.88%		01/27/2016	7,971,075
1,200,000	Raizen Energy Finance Ltd.	7.00%		02/01/2017	1,383,000
5,100,000	Virgolino De Oliveira Finance Ltd.	11.75%	^	02/09/2022	5,100,000

					89,385,674

CHILE 10.9%
1,615,000	AES Gener S.A.	7.50%		03/25/2014	1,747,981
2,026,000	Banco de Chile	6.25%		06/15/2016	2,267,848
17,000,000	Banco de Credito e Inversiones	3.00%	^	09/13/2017	17,017,510
3,251,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	3,918,833
3,500,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	3,712,552
5,605,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	5,880,867
1,200,000	Corporacion Nacional del Cobre de Chile	4.75%		10/15/2014	1,284,805
8,000,000	Corporacion Nacional del Cobre de Chile	3.88%		11/03/2021	8,734,088
5,000,000	Corporacion Nacional del Cobre de Chile	3.00%	^	07/17/2022	5,051,735
3,800,000	Inversiones CMPC S.A.	4.88%		06/18/2013	3,880,704
1,700,000	Inversiones CMPC S.A.	4.75%	^	01/19/2018	1,828,804
2,009,000	Inversiones CMPC S.A.	4.75%		01/19/2018	2,161,216
3,900,000	Inversiones CMPC S.A.	6.13%		11/05/2019	4,494,649
4,900,000	Inversiones CMPC S.A.	4.50%	^	04/25/2022	5,114,693

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$240,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	267,934
100,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	113,405

					67,477,624

CHINA 1.2%
4,870,000	CNPC General Capital Ltd.	2.75%		04/19/2017	5,047,877
1,000,000	CNPC General Capital Ltd.	3.95%	^	04/19/2022	1,068,727
400,000	CNPC General Capital Ltd.	3.95%		04/19/2022	427,491
400,000	Hongkong Electric Finance Ltd.	4.25%		12/14/2020	439,546
200,000	Sinopec Group Overseas Development Ltd.	2.75%	^	05/17/2017	207,878

					7,191,519

COLOMBIA 5.4%
2,200,000	Banco de Bogota S.A.	5.00%	^	01/15/2017	2,332,000
4,950,000	Bancolombia S.A.	4.25%		01/12/2016	5,160,375
1,100,000	Grupo Aval Ltd.	5.25%	^	02/01/2017	1,174,250
1,000,000	Grupo Aval Ltd.	5.25%		02/01/2017	1,067,500
7,200,000	Grupo Aval Ltd.	4.75%	^	09/26/2022	7,110,000
6,314,000	Pacific Rubiales Energy Corporation	7.25%	^	12/12/2021	7,450,520
5,025,000	Pacific Rubiales Energy Corporation	7.25%		12/12/2021	5,929,500
3,076,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	3,322,080

					33,546,225

COSTA RICA 1.9%
6,000,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	6,690,000
4,775,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	5,324,125

					12,014,125

DOMINICAN REPUBLIC 2.9%
1,600,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	1,744,000
5,920,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	6,452,800
9,050,000	EGE Haina Finance Company	9.50%		04/26/2017	9,547,750

					17,744,550

INDIA 0.3%
1,250,000	Reliance Holdings USA, Inc.	5.40%	^	02/14/2022	1,333,940
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	650,000

					1,983,940

INDONESIA 1.0%
6,000,000	Freeport-McMoRan Copper & Gold, Inc.	2.15%		03/01/2017	6,074,082

					6,074,082

KAZAKHSTAN 0.1%
700,000	BTA Bank	10.75%	(a)	07/01/2018	136,500
357,727	Tengizchevroil Finance Corporation	6.12%		11/15/2014	376,508

					513,008

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	31

Schedule of Investments  DoubleLine Emerging Markets Fixed Income Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MALAYSIA 1.3%
$3,300,000	Axiata SPV1 Labuan Ltd.	5.38%		04/28/2020	3,715,760
1,100,000	IOI Ventures BHD	5.25%		03/16/2015	1,172,861
2,950,000	Prime Holdings Labuan Ltd.	5.38%		09/22/2014	3,123,793

					8,012,414

MEXICO 10.8%
1,775,000	Banco Mercantil del Norte	4.38%		07/19/2015	1,890,375
5,900,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	6,416,250
3,900,000	Cemex Finance LLC	9.50%		12/14/2016	4,046,250
3,350,000	Empresas ICA S.A.B. de C.V.	8.38%	^	07/24/2017	3,500,750
676,000	Empresas ICA S.A.B. de C.V.	8.38%		07/24/2017	706,420
7,765,000	Empresas ICA S.A.B. de C.V.	8.90%		02/04/2021	8,192,075
2,859,000	GRUMA S.A.B. de C.V.	7.75%		12/29/2041	2,937,623
7,615,000	Grupo KUO S.A.B. de C.V.	9.75%		10/17/2017	8,148,050
1,745,000	Ixe Banco S.A.	9.25%		10/14/2020	2,076,550
525,000	Ixe Banco S.A.	9.75%		12/29/2041	536,156
9,600,000	Mexichem S.A.B. de C.V.	4.88%	^	09/19/2022	9,768,000
36,000	Pemex Project Funding Master Trust	5.75%		12/15/2015	40,320
4,800,000	Petroleos Mexicanos	4.88%		03/15/2015	5,172,000
12,250,000	Petroleos Mexicanos	6.63%		09/28/2015	12,954,375
500,000	Telefonos de Mexico S.A.B.	5.50%		01/27/2015	554,234

					66,939,428

PANAMA 0.1%
100,000	AES Panama S.A.	6.35%		12/21/2016	110,250
300,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%	^	04/04/2017	312,000

					422,250

PERU 5.1%
3,720,000	Banco de Credito del Peru	4.75%		03/16/2016	3,943,200
3,135,000	Banco de Credito del Peru	9.75%	#	11/06/2069	3,793,350
1,566,000	Banco Internacional del Peru	8.50%	#	04/23/2070	1,659,960
200,000	Corporacion Financiera de Desarrollo S.A.	4.75%	^	02/08/2022	221,500
1,000,000	Corporacion Lindley S.A.	6.75%	^	11/23/2021	1,127,500
2,300,000	Corporacion Lindley S.A.	6.75%		11/23/2021	2,593,250
6,055,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	6,569,675
6,155,410	IIRSA Norte Finance Ltd.	8.75%		05/30/2024	7,632,709
600,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	660,000
1,900,000	Inkia Energy Ltd.	8.38%		04/04/2021	2,090,000
1,250,000	Intercorp Retail Trust	8.88%	^	11/14/2018	1,393,750

					31,684,894

QATAR 3.8%
5,211,105	Nakilat, Inc.	6.27%		12/31/2033	6,192,095
5,900,000	Qtel International Finance Ltd.	3.38%		10/14/2016	6,189,100
1,939,200	Ras Laffan Liquefied Natural Gas Company	5.83%		09/30/2016	2,123,424
3,248,875	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	3,671,229
4,775,000	Ras Laffan Liquefied Natural Gas Company	5.84%		09/30/2027	5,562,875

					23,738,723

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
RUSSIA 11.0%
$4,000,000	AK Transneft OJSC	5.67%		03/05/2014	4,252,000
10,450,000	Alfa Invest Ltd.	9.25%		06/24/2013	10,946,375
16,300,000	Gaz Capital S.A.	8.13%		07/31/2014	18,019,813
11,014,000	Gazprombank OJSC	7.93%		06/28/2013	11,537,165
2,400,000	Industry & Construction Bank	5.01%	#	09/29/2015	2,400,000
1,500,000	Kuznetski Capital S.A.	5.97%	#	11/25/2015	1,554,000
1,400,000	RSHB Capital S.A.	7.13%		01/14/2014	1,484,840
3,000,000	Sberbank of Russia	6.47%		07/02/2013	3,108,900
5,700,000	VIP Finance Ltd.	8.38%		04/30/2013	5,916,543
8,000,000	VTB Capital S.A.	6.88%		05/29/2018	8,630,400

					67,850,036

SINGAPORE 6.4%
13,120,000	DBS Bank Ltd.	5.00%	#	11/15/2019	13,924,978
500,000	DBS Bank Ltd.	3.63%	#^	09/21/2022	515,020
13,365,000	Oversea-Chinese Banking Corporation	4.25%	#	11/18/2019	13,929,043
10,470,000	United Overseas Bank Ltd.	5.38%	#	09/03/2019	11,118,564

					39,487,605

SOUTH AFRICA 1.9%
4,800,000	AngloGold Holdings PLC	5.13%		08/01/2022	4,897,363
2,030,000	AngloGold Holdings PLC	6.50%		04/15/2040	2,056,883
3,000,000	Transnet Limited	4.50%		02/10/2016	3,189,045
1,600,000	Transnet Limited	4.00%	^	07/26/2022	1,630,400

					11,773,691

SOUTH KOREA 0.8%
4,600,000	Korea Development Bank	5.75%		09/10/2013	4,809,696

					4,809,696

THAILAND 0.7%
4,144,000	PTTEP Australia International Finance Ltd.	4.15%		07/19/2015	4,387,394

					4,387,394

	Total Foreign Corporate Bonds (Cost $512,060,767)				526,768,360

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 12.6%

COLOMBIA 0.2%
1,250,000	Colombia Government International Bond	8.70%		02/15/2016	1,520,625

					1,520,625

COSTA RICA 1.9%
11,128,000	Costa Rica Government International Bond	6.55%		03/20/2014	11,740,040

					11,740,040

MALAYSIA 4.4%
10,003,000	Penerbangan BHD	5.63%		03/15/2016	11,333,769
3,000,000	Wakala Global Sukuk BHD	2.99%		07/06/2016	3,146,121
10,250,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	11,881,524

					26,361,414

32	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MEXICO 1.1%
$800,000	Mexico Government International Bond	6.63%		03/03/2015	907,200
5,000,000	Mexico Government International Bond	5.63%		01/15/2017	5,870,000

					6,777,200

PANAMA 0.9%
4,744,000	Panama Government International Bond	7.25%		03/15/2015	5,443,740

					5,443,740

QATAR 3.8%
12,900,000	State of Qatar	4.00%		01/20/2015	13,725,600
4,000,000	State of Qatar	4.50%	^	01/20/2022	4,540,000
4,800,000	State of Qatar	4.50%		01/20/2022	5,448,000

					23,713,600

SOUTH KOREA 0.3%
2,005,000	Republic of Korea	5.75%		04/16/2014	2,154,234

					2,154,234

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $75,418,185)				77,710,853

	Total Investments 97.6% (Cost $587,478,952)				604,479,213
	Other Assets in Excess of Liabilities 2.4%				14,705,165

	NET ASSETS 100.0%				$619,184,378

PORTFOLIO HOLDINGS as % of Net Assets
Brazil	14.3%
Mexico	11.9%
Russia	11.0%
Chile	10.9%
Qatar	7.6%
Singapore	6.4%
Malaysia	5.7%
Colombia	5.6%
Peru	5.1%
Abu Dhabi	4.1%
Costa Rica	3.8%
Dominican Republic	2.9%
Other Assets and Liabilities	2.4%
South Africa	1.9%
China	1.2%
South Korea	1.1%
Argentina	1.0%
Indonesia	1.0%
Panama	1.0%
Thailand	0.7%
India	0.3%
Kazakhstan	0.1%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2012, the value of these securities amounted to $107,796,514 or 17.4% of net assets.
#	Variable rate security. Rate disclosed as of September 30, 2012.
(a)	Issuer is in default of interest payments

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	33

Schedule of Investments DoubleLine Multi-Asset Growth Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 0.6%
$200,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	218,000
100,000	BTA Bank	10.75%	(a)	07/01/2018	19,500
100,000	C10 Capital Ltd.	6.72%	#	12/31/2099	71,500
100,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	108,500
100,000	EGE Haina Finance Company	9.50%		04/26/2017	105,500
100,000	Empresas ICA S.A.B. de C.V.	8.90%		02/04/2021	105,500
100,000	Minerva Overseas II Ltd.	9.50%		02/01/2017	96,000
100,000	Minerva Overseas II Ltd.	10.88%		11/15/2019	111,500
100,000	WPE International Cooperatief U.A.	10.38%		09/30/2020	86,000

	Total Foreign Corporate Bonds (Cost $1,008,556)				922,000

NON-AGENCY COMMERCIAL MORTGAGE-BACKED OBLIGATIONS 2.7%

	Bear Stearns Commercial Mortgage Securities, Inc.,
245,795	Series 1998-C1-B	6.54%		06/16/2030	248,688
32,467	Series 2002-TOP8-A2	4.83%		08/15/2038	32,466

	Commercial Mortgage Asset Trust,
100,000	Series 1999-C1-B	7.23%	#	01/17/2032	104,032

	Commercial Mortgage Pass-Through Certificates,
2,980,969	Series 2002-LC4-XA	2.71%	#^ I/O	12/10/2044	460,855
47,915,374	Series 2005-LP5-XC	0.47%	#^ I/O	05/10/2043	427,357

	JP Morgan Chase Commercial Mortgage Securities Corporation,
45,935,283	Series 2005-CB12-X1	0.49%	#^ I/O	09/12/2037	404,874
4,000,000	Series 2012-C8-XA	2.38%	# I/O	10/15/2045	546,044

	LB-UBS Commercial Mortgage Trust,
33,733,771	Series 2006-C6-XCP	0.86%	# I/O	09/15/2039	238,700
62,348	Series 2006-C7-A2	5.30%		11/15/2038	64,022
65,380,029	Series 2007-C2-XCP	0.68%	# I/O	02/15/2040	485,120
51,551,257	Series 2007-C7-XCL	0.12%	#^ I/O	09/15/2045	484,736

	Morgan Stanley Capital, Inc.,
19,278,132	Series 2005-HQ6-X2	0.64%	# I/O	08/13/2042	85,807
54,333,100	Series 2007-IQ16-X2	0.36%	#^ I/O	12/12/2049	382,396

	RREF LLC,
18,368	Series 2012-LT1A-A	4.75%	^	02/15/2025	18,388

	Wachovia Bank Commercial Mortgage Trust,
28,188	Series 2006-C23-APB	5.45%		01/15/2045	28,180

	WF-RBS Commercial Mortgage Trust,
6,632,747	Series 2011-C3-XA	1.89%	#^ I/O	03/15/2044	547,351

	Total Non-Agency Commercial Mortgage-Backed Obligations (Cost $5,246,880)				4,559,016

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 7.0%

	Adjustable Rate Mortgage Trust,
414,404	Series 2006-1-2A1	3.31%	#	03/25/2036	290,937

	Banc of America Alternative Loan Trust,
722,160	Series 2006-7-A4	6.00%	#	10/25/2036	554,216

	BCAP LLC Trust,
82,859	Series 2007-AA2-2A5	6.00%		04/25/2037	67,818
106,000	Series 2010-RR6-1A20	8.02%	#^	08/26/2022	104,050

	Chaseflex Trust,
405,194	Series 2007-M1-2F4	6.35%	#	08/25/2037	331,329

	Citicorp Mortgage Securities, Inc.,
288,162	Series 2007-2-3A1	5.50%		02/25/2037	267,109

	Citigroup Mortgage Loan Trust, Inc.,
357,888	Series 2009-7-2A2	5.50%	^	10/25/2021	291,679

	Citimortgage Alternative Loan Trust,
539,648	Series 2007-A6-1A11	6.00%		06/25/2037	439,205

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust,
$193,835	Series 2006-32CB-A16	5.50%		11/25/2036	153,287
998,388	Series 2006-J1-2A1	7.00%		02/25/2036	466,496
44,775	Series 2007-17CB-1A10	28.90%	# I/F	08/25/2037	75,623
31,222	Series 2007-21CB-2A2	27.53%	# I/F	09/25/2037	41,625

	Countrywide Asset-Backed Certificates,
875,823	Series 2006-2-2A2	0.41%	#	06/25/2036	846,588

	Countrywide Home Loans,
619,817	Series 2007-10-A5	6.00%		07/25/2037	525,220
29,922	Series 2007-4-1A5	6.50%		05/25/2037	27,140

	Credit Suisse First Boston Mortgage Securities Corporation,
358,433	Series 2005-8-1A3	5.25%		09/25/2035	330,263

	Credit Suisse Mortgage Capital Certificates,
61,932	Series 2006-9-4A1	6.00%		11/25/2036	57,765
477,468	Series 2010-7R-4A17	7.92%	#^	04/26/2037	318,971

	Deutsche Mortgage Securities, Inc.,
320,500	Series 2006-PR1-3A1	11.81%	#^ I/F	04/15/2036	344,860
421,511	Series 2006-PR1-5AI4	11.81%	#^ I/F	04/15/2036	462,854

	First Horizon Alternative Mortgage Securities,
106,420	Series 2007-FA2-1A3	6.00%		04/25/2037	75,605

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	196,822

	GSR Mortgage Loan Trust,
364,169	Series 2006-2F-2A20	10.87%	# I/F	02/25/2036	368,485

	JP Morgan Alternative Loan Trust,
65,934	Series 2005-S1-2A11	6.00%		12/25/2035	56,525

	JP Morgan Mortgage Acquisition Corporation,
200,000	Series 2006-CH2-AF3	5.46%	#	10/25/2036	119,749

	Lavender Trust,
297,000	Series 2010-R12A-A3	6.00%	^	06/26/2037	271,690

	Lehman Mortgage Trust,
177,577	Series 2006-4-1A3	5.18%	# I/F I/O	08/25/2036	25,284
11,098	Series 2006-4-1A4	6.00%		08/25/2036	8,674
99,046	Series 2007-5-11A1	5.80%	#	06/25/2037	70,563

	Lehman XS Trust,
320,000	Series 2005-1-3A3A	5.11%	#	07/25/2035	230,537

	Long Beach Mortgage Loan Trust,
472,012	Series 2005-WL2-M1	0.69%	#	08/25/2035	458,062

	MASTR Resecuritization Trust,
552,729	Series 2008-4-A1	6.00%	#^	06/27/2036	440,212

	Morgan Stanley Mortgage Loan Trust,
529,694	Series 2007-13-6A1	6.00%		10/25/2037	374,337

	Residential Accredit Loans, Inc.,
452,272	Series 2006-QS10-A9	6.50%		08/25/2036	342,787
8,112	Series 2006-QS13-1A8	6.00%		09/25/2036	5,867
451,154	Series 2006-QS2-1A4	5.50%		02/25/2036	326,995
90,676	Series 2006-QS7-A4	0.62%	#	06/25/2036	49,831
272,029	Series 2006-QS7-A5	5.38%	# I/F I/O	06/25/2036	50,424
174,516	Series 2006-QS8-A4	0.67%	#	08/25/2036	99,460
523,547	Series 2006-QS8-A5	5.33%	# I/F I/O	08/25/2036	96,363

	Residential Asset Mortgage Products, Inc.,
470,003	Series 2004-RS2-MII1	1.09%	#	02/25/2034	406,984
3,695	Series 2004-RS9-AI4	4.77%	#	10/25/2032	3,366

	Residential Asset Securitization Trust,
35,000	Series 2005-A12-A12	5.50%		11/25/2035	31,349
788,250	Series 2007-A1-A8	6.00%		03/25/2037	591,628
827,719	Series 2007-A5-2A5	6.00%		05/25/2037	740,977

	Washington Mutual Mortgage Pass-Through Certificates,
428,755	Series 2006-8-A6	5.77%	#	10/25/2036	293,023

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $10,874,995)				11,732,634

34	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2012

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 5.1%

	Federal Home Loan Mortgage Corporation,
$928,570	Series 2890-ZA	5.00%		11/15/2034	1,037,131
184,916	Series 3261-SA	6.21%	# I/F I/O	01/15/2037	32,568
345,259	Series 3317-DS	14.45%	# I/F	05/15/2037	435,225
394,245	Series 3355-BI	5.83%	# I/F I/O	08/15/2037	59,620
592,507	Series 3384-S	6.17%	# I/F I/O	11/15/2037	76,702
1,055,448	Series 3384-SG	6.09%	# I/F I/O	08/15/2036	131,361
665,575	Series 3417-SX	5.96%	# I/F I/O	02/15/2038	65,511
1,139,650	Series 3423-GS	5.43%	# I/F I/O	03/15/2038	104,304
11,636,793	Series 3423-TG	0.35%	# I/F I/O	03/15/2038	98,095
1,278,396	Series 3500-SA	5.30%	# I/F I/O	01/15/2039	147,076
1,154,647	Series 3523-SM	5.78%	# I/F I/O	04/15/2039	161,048
326,534	Series 3562-WS	4.73%	# I/F I/O	08/15/2039	33,780
500,000	Series 3641-TB	4.50%		03/15/2040	540,103
22,195	Series 3738-MS	11.39%	# I/F	10/15/2040	22,284
105,256	Series 3739-LS	9.56%	# I/F	10/15/2040	109,301
1,049,024	Series 3758-S	5.81%	# I/F I/O	11/15/2040	131,860
77,120	Series 3779-DZ	4.50%		12/15/2040	81,144
8,181	Series 3780-BS	9.46%	# I/F	12/15/2040	8,244
79,870	Series 3780-YS	9.46%	# I/F	12/15/2040	85,458
81,535	Series 3793-SB	9.95%	# I/F	01/15/2041	84,167
51,013	Series 3796-SK	9.46%	# I/F	01/15/2041	51,761
1,163,428	Series 3815-ST	5.63%	# I/F I/O	02/15/2041	147,738
624,364	Series 3900-SB	5.75%	# I/F I/O	07/15/2041	76,770
345,832	Series 3923-CZ	5.00%		09/15/2041	418,183
513,279	Series 3972-AZ	3.50%		12/15/2041	526,927
1,026,980	Series 3982-TZ	4.00%		01/15/2042	1,141,344

	Federal National Mortgage Association,
346,992	Series 2006-101-SA	6.36%	# I/F I/O	10/25/2036	61,339
169,713	Series 2006-123-LI	6.10%	# I/F I/O	01/25/2037	30,331
825,490	Series 2007-57-SX	6.40%	# I/F I/O	10/25/2036	129,450
53,339	Series 2009-49-S	6.53%	# I/F I/O	07/25/2039	8,619
1,039,477	Series 2009-86-CI	5.58%	# I/F I/O	09/25/2036	137,567
918,890	Series 2009-90-IA	5.53%	# I/F I/O	03/25/2037	126,473
887,163	Series 2009-90-IB	5.50%	# I/F I/O	04/25/2037	118,478
57,114	Series 2010-155-SA	9.54%	# I/F	01/25/2041	59,208
1,316,609	Series 2010-39-SL	5.45%	# I/F I/O	05/25/2040	160,403
135,251	Series 2011-11-SA	6.35%	# I/F	03/25/2031	136,667
216,601	Series 2011-123-SC	9.34%	# I/F	12/25/2041	221,548
10,060	Series 2011-14-US	7.79%	# I/F	03/25/2041	10,077
1,248,761	Series 2011-5-PS	6.18%	# I/F I/O	11/25/2040	115,901
305,030	Series 2012-30-DZ	4.00%		04/25/2042	339,186

	Government National Mortgage Association,
120,155	Series 2009-6-SM	5.73%	# I/F I/O	02/20/2038	17,832
68,834	Series 2011-12-PO	0.00%	P/O	12/20/2040	63,955
77,834	Series 2011-14-SM	9.26%	# I/F	08/16/2040	81,300
534,848	Series 2011-45-GZ	4.50%		03/20/2041	610,618
250,000	Series 2011-7-LS	9.44%	# I/F	12/20/2040	310,164

	Taotal US Government / Agency Mortgage Backed Obligations (Cost $7,752,021)				8,546,821

AFFILIATED MUTUAL FUNDS 21.3% (b)
715,633	DoubleLine Low Duration Bond Fund				7,306,610
2,477,404	DoubleLine Total Return Bond Fund				28,242,403

	Total Affiliated Mutual Funds (Cost $34,811,221)				35,549,013

EXCHANGE TRADED FUNDS AND COMMON STOCK 24.9%
190,000	First Trust ISE-Revere Natural Gas Index Fund				3,304,100
86,000	Hugoton Royalty Trust				566,740

PRINCIPAL AMOUNT/ CONTRACTS~/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
70,000	iShares Barclays 1-3 Year Treasury Bond Fund				5,915,000
170,000	iShares FTSE China 25 Index Fund				5,883,700
123,650	Market Vectors Gold Miners ETF				6,641,242
35,000	Market Vectors Junior Gold Miners ETF				865,200
121,500	Morgan Stanley China A Share Fund, Inc.				2,269,620
200,000	PowerShares Senior Loan Portfolio ETF Trust				4,990,000
65,245	SPDR Dow Jones Industrial Average ETF Trust				8,746,092
110,400	Ultra Petroleum Corporation				2,426,592

	Total Exchange Traded Funds and Common Stock (Cost $41,497,874)				41,608,286

PURCHASED OPTIONS 0.1%

	COMEX Division Gold Call,
10	Expiration December 2014, Strike Price $100.00				179,164

	Crude Oil European Call,
5	Expiration December 2013, Strike Price $130.00				8,950

	London Gold Market Put,
13,000	Expiration October 2012, Strike Price $1,565				13

	PDR Dow Jones Industrial Average ETF Trust Put,
500	SExpiration October 2012, Strike Price $130.00				24,500

	SPDR Gold Trust Call,
25	Expiration January 2014, Strike Price $200.00				21,750

	Total Purchased Options (Cost $1,138,121)				234,377

SHORT TERM INVESTMENTS 40.2%
58,670,115	Fidelity Institutional Government Portfolio	0.01%	♦		58,670,115
7,500,000	United States Treasury Bills	0.00%		10/18/2012	7,499,741
1,000,000	United States Treasury Bills	0.00%		12/27/2012	999,778

	Total Short Term Investments (Cost $67,169,593)				67,169,634

	Total Investments 101.9% (Cost $169,499,261)				170,321,781
	Liabilities in Excess of Other Assets (1.9)%				(3,148,454)

	NET ASSETS 100.0%				$167,173,327

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	35

Schedule of Investments  DoubleLine Multi-Asset Growth Fund  (Cont.)

PORTFOLIO HOLDINGS as % of Net Assets
Short Term Investments	40.2%
Exchange Traded Funds and Common Stock	24.9%
Affiliated Mutual Funds	21.3%
Non-Agency Residential Collateralized Mortgage Obligations	7.0%
US Government / Agency Mortgage Backed Obligations	5.1%
Non-Agency Commercial Mortgage-Backed Obligations	2.7%
Foreign Corporate Bonds	0.6%
Purchased Options	0.1%
Other Assets and Liabilities	(1.9)%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2012.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2012, the value of these securities amounted to $4,960,273 or 3.0% of net assets.
I/O	Interest only security
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates
P/O	Principal only security
*	Non-Income Producing
♦	Seven-day yield as of September 30, 2012
(a)	Issuer is in default of interest payments
(b)	Institutional class shares at each fund

Contracts ~
Written Options	Security Description	Value
5	Crude Oil Europe Call, Expiration December 2013, Strike Price $180.00	$(1,650)
500	Market Vectors Gold Miners Call, Expiration October 2012, Strike Price $52.50	(113,500)
500	Market Vectors Gold Miners Call, Expiration October 2012, Strike Price $53.00	(101,000)
200	Market Vectors Gold Miners Call, Expiration October 2012, Strike Price $53.50	(35,800)

Total Written Options (Premiums Received $128,591)		$(251,950)

~	100 shares per contract

Futures Contracts - Long
Contracts	Security Description	Expiration Month	Unrealized Appreciation (Depreciation)
20	Brent Crude	12/2012	$(16,346)
36	DJIA Mini E-CBOT	12/2012	(30,321)
48	Gold Future	12/2012	682,313
48	Natural Gas Future	10/2013	97,434

			$733,080

Credit Default Swaps - Buy Protection
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
French Republic	Morgan Stanley	2,000,000	09/20/2016	$(16,426)
French Republic	Morgan Stanley	2,000,000	12/20/2016	(61,470)

				$(77,896)

Total Return Swaps - Long
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
J.P. Morgan Macro Hedge Index	J.P. Morgan	5,000,000	12/26/2012	$92,323
S&P GSCI Brent Crude Official Close Index	Morgan Stanley	750,000	10/04/2012	2,631
S&P GSCI Copper Official Close Index	Morgan Stanley	750,000	10/04/2012	2,705
S&P GSCI Gas Oil Official Close Index	Morgan Stanley	750,000	10/04/2012	—
S&P GSCI Heating Oil Official Close Index	Morgan Stanley	750,000	10/04/2012	1,999
S&P GSCI Soybeans Official Close Index	Morgan Stanley	750,000	10/04/2012	14,444
S&P GSCI Unleaded Gasoline Official Close Index	Morgan Stanley	750,000	10/04/2012	5,928

				$120,030

36	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2012

Total Return Swaps - Short
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Aluminum Official Close Index	Morgan Stanley	750,000	10/04/2012	$(1,965)
S&P GSCI Coffee Official Close Index	Morgan Stanley	750,000	10/04/2012	3,442
S&P GSCI Cotton Official Close Index	Morgan Stanley	750,000	10/04/2012	9,227
S&P GSCI Kansas Wheat Official Close Index	Morgan Stanley	750,000	10/04/2012	(42,058)
S&P GSCI Wheat Official Close Index	Morgan Stanley	750,000	10/04/2012	(41,204)
S&P GSCI Natural Gas Official Close Index	Morgan Stanley	750,000	10/04/2012	(5,243)

				$(77,801)

Investments in Affiliates

Generally, an issuer is an affiliated person of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of DoubleLine Multi-Asset Growth Fund’s (Consolidated) investment in affiliated mutual funds for the period ended September 30, 2012, is as follows:

Fund	Value at March 31, 2012	Gross Purchases	Gross Sales	Shares Held at September 30, 2012	Value at September 30, 2012	Dividend Income Earned in the Period Ended September 30, 2012	Net Realized Gain (Loss) in the Period Ended September 30, 2012
DoubleLine Total Return Bond Fund	$24,203,882	$3,500,000	$—	2,477,404	$28,242,403	$376,745	$—
DoubleLine Core Fixed Income Fund	3,866,013	—	3,918,445	—	—	26,103	135,489
DoubleLine Emerging Markets Fixed Income Fund	6,863,366	—	6,824,881	—	—	21,186	79,392
DoubleLine Low Duration Bond Fund	4,003,271	4,380,000	—	715,633	7,306,610	29,600	—

	$38,936,532	$7,880,000	$10,743,326	3,193,037	$35,549,013	$453,634	214,881

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	37

Schedule of Investments DoubleLine Low Duration Bond Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 7.1%

	ARES Ltd.,
$1,159,778	Series 2006-5RA-A2	0.68%	#^	02/24/2018	1,139,030
1,762,268	Series 2006-6RA-A1B	0.63%	#^	03/12/2018	1,732,250
1,681,649	Series 2006-6RA-A2	0.68%	#	03/12/2018	1,618,716

	Atrium Corporation,
1,553,644	Series 3A-A1	0.76%	#^	10/27/2016	1,540,446

	Avalon Capital Ltd.,
2,935,158	Series 2005-A1-A1	0.70%	#^	02/24/2019	2,884,399

	Avenue Ltd.,
387,999	Series 2004-1A-A1L	0.78%	#^	02/15/2017	385,452

	Ballyrock Ltd.,
2,383,000	Series 2006-1A-A	0.65%	#^	08/28/2019	2,343,130

	Black Diamond Ltd.,
766,248	Series 2005-1A-A1	0.65%	#^	06/20/2017	756,732

	Canyon Capital Ltd.,
3,993,468	Series 2004-1A-A1A	0.84%	#^	10/15/2016	3,941,471

	Equinox Funding,
1,109,955	Series 2000-1A-B	1.53%	#^	11/15/2012	1,098,300

	Four Corners,
733,439	Series 2005-1A-A3	0.67%	#^	03/26/2017	723,455

	Foxe Basin Ltd.,
691,405	Series 2003-1-AB	2.09%	#^	12/15/2015	690,015

	FriedbergMilstein Private Capital Fund,
334,766	Series 2004-1A-B2	5.41%	^	01/15/2019	340,086

	Galaxy Ltd.,
890,074	Series 2005-5A-A1	0.72%	#^	10/20/2017	882,249

	GSC Partners Fund Ltd.,
1,112,026	Series 2004-5A-A1	0.81%	#^	11/20/2016	1,110,715

	Gulf Stream-Sextant Ltd.,
1,772,167	Series 2006-1A-A2	0.68%	#^	08/21/2020	1,730,140

	Katonah Ltd.,
126,289	Series 2002-3A-A	0.87%	#^	05/18/2015	126,192

	KKR Trust,
2,899,656	Series 2007-AA-A	1.21%	#^	10/15/2017	2,870,876

	Landmark III Ltd.,
2,500,000	Series 2003-3A-A2L	1.46%	#^	01/15/2016	2,481,711

	Monument Park Ltd.,
703,961	Series 2003-1A-A1	1.02%	#^	01/20/2016	702,298

	NYLIM Flatiron Ltd.,
15,338	Series 2004-A1-A	0.79%	#^	10/20/2016	15,321

	Pacifica Ltd.,
333,371	Series 2004-3A-A1	0.79%	#^	05/13/2016	330,952

	Regatta Funding Ltd.,
240,000	Series 2007-1A-X	0.64%	#^	06/15/2013	238,709

	Sargas II Ltd.,
210,548	Series 2006-1A-D	1.71%	#^	10/20/2018	210,189

	Suffield Ltd.,
499,640	Series 4-A	2.55%	#^	09/26/2014	492,599

	Symphony Ltd.,
1,250,000	Series 2012-10A-X	1.44%	#^	07/23/2023	1,250,001

	Venture Ltd.,
778,323	Series 2003-1A-A1	0.97%	#^	01/21/2016	775,046
452,512	Series 2004-1A-A1	0.78%	#^	08/15/2016	448,892

	Wind River Ltd.,
476,886	Series 2004-1A-A1	0.71%	#^	12/19/2016	466,531

	Total Collateralized Loan Obligations (Cost $33,301,214)				33,325,903

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 14.1%
$400,000	Abu Dhabi National Energy Company	6.60%		08/01/2013	416,600
200,000	Abu Dhabi National Energy Company	4.75%		09/15/2014	211,750
300,000	Abu Dhabi National Energy Company	5.88%		10/27/2016	339,150
818,000	AES Gener S.A.	7.50%		03/25/2014	885,355
900,000	AK Transneft OJSC	5.67%		03/05/2014	956,700
1,200,000	Alfa Invest Ltd.	9.25%		06/24/2013	1,257,000
1,050,000	Australia and New Zealand Banking Group Ltd.	2.13%	^	01/10/2014	1,062,198
1,500,000	Banco Bradesco S.A.	2.54%	#	05/16/2014	1,511,143
200,000	Banco de Bogota S.A.	5.00%	^	01/15/2017	212,000
1,070,000	Banco de Chile	6.25%		06/15/2016	1,197,728
400,000	Banco de Credito del Peru	4.75%		03/16/2016	424,000
1,800,000	Banco de Credito e Inversiones	3.00%	^	09/13/2017	1,801,854
800,000	Banco do Brasil S.A.	4.50%		01/22/2015	844,000
600,000	Banco do Brasil S.A.	3.88%		01/23/2017	625,500
300,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%	^	04/04/2017	312,000
703,000	Banco Mercantil del Norte	4.38%		07/19/2015	748,695
600,000	Banco Safra S.A.	3.50%		05/16/2014	614,250
1,400,000	Bancolombia S.A.	4.25%		01/12/2016	1,459,500
850,000	BP Capital Markets PLC	3.63%		05/08/2014	891,714
700,000	BP Capital Markets PLC	3.13%		10/01/2015	747,995
1,300,000	British Telecommunications PLC	2.00%		06/22/2015	1,337,509
1,300,000	CCL Finance Ltd.	9.50%		08/15/2014	1,467,375
100,000	Celulosa Arauco y Constitucion S.A.	5.13%		07/09/2013	102,668
1,070,000	Celulosa Arauco y Constitucion S.A.	5.63%		04/20/2015	1,162,591
400,000	Centrais Eletricas Brasileiras S.A.	7.75%		11/30/2015	467,000
200,000	CNPC General Capital Ltd.	2.75%	^	04/19/2017	207,305
1,200,000	CNPC Overseas Capital Ltd.	3.13%		04/28/2016	1,254,000
243,000	Corporacion Nacional del Cobre de Chile	5.50%		10/15/2013	254,506
800,000	Corporacion Nacional del Cobre de Chile	4.75%		10/15/2014	856,537
894,000	Covidien International Finance S.A.	1.88%		06/15/2013	902,898
151,000	Covidien International Finance S.A.	1.35%		05/29/2015	153,046
500,000	CSN Islands VIII Corporation	9.75%		12/16/2013	543,125
1,500,000	Diageo Capital PLC	7.38%		01/15/2014	1,629,399
400,200	Dolphin Energy Ltd.	5.89%		06/15/2019	455,228
1,500,000	Embraer Overseas Ltd.	6.38%		01/24/2017	1,710,000
300,000	Export-Import Bank of Korea	4.13%		09/09/2015	324,552
1,145,000	France Telecom S.A.	4.38%		07/08/2014	1,212,072
800,000	Freeport-McMoRan Copper & Gold, Inc.	2.15%		03/01/2017	809,878
300,000	Gaz Capital S.A.	7.34%		04/11/2013	309,990
300,000	Gaz Capital S.A.	7.51%		07/31/2013	316,125
1,000,000	Gaz Capital S.A.	8.13%		07/31/2014	1,105,510
1,200,000	Gazprombank OJSC	7.93%		06/28/2013	1,257,000
200,000	Grupo Aval Ltd.	5.25%	^	02/01/2017	213,500
1,500,000	Grupo Aval Ltd.	5.25%		02/01/2017	1,601,250
300,000	Hutchison Whampoa International Ltd.	6.50%		02/13/2013	306,258
1,300,000	Hutchison Whampoa International Ltd.	4.63%		09/11/2015	1,410,235
700,000	Hyundai Capital America, Inc.	3.75%		04/06/2016	745,102
150,000	Industrial Bank of Korea	7.13%		04/23/2014	163,875
200,000	Industry & Construction Bank	5.01%	#	09/29/2015	200,000
1,468,000	Inversiones CMPC S.A.	4.88%		06/18/2013	1,499,177
800,000	IOI Ventures BHD	5.25%		03/16/2015	852,990
150,000	KazMunayGas National Company	8.38%		07/02/2013	157,477

38	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$1,175,000	Korea Development Bank	4.38%		08/10/2015	1,275,686
400,000	Korea Development Bank	3.25%		03/09/2016	421,742
400,000	Lukoil International Finance BV	6.38%		11/05/2014	436,344
815,000	Malayan Banking BHD	3.00%		02/10/2017	841,376
100,000	MTR Corporation	4.50%		08/14/2013	103,450
400,000	MTR Corporation	4.75%		01/21/2014	416,447
1,450,000	National Australia Bank Ltd.	1.60%		08/07/2015	1,465,603
660,000	Pemex Project Funding Master Trust	5.75%		12/15/2015	739,200
1,900,000	Petrobras International Finance Company	3.88%		01/27/2016	2,019,339
800,000	Petroleos Mexicanos	4.88%		03/15/2015	862,000
1,000,000	Petronas Global Sukuk Ltd.	4.25%		08/12/2014	1,056,329
363,000	Petronas Global Sukuk Ltd.	4.25%	^	08/12/2014	383,447
700,000	Prime Holdings Labuan Ltd.	5.38%		09/22/2014	741,239
850,000	PTTEP Australia International Finance Ltd.	4.15%		07/19/2015	899,924
600,000	Qtel International Finance Ltd.	6.50%		06/10/2014	651,600
700,000	Qtel International Finance Ltd.	3.38%		10/14/2016	734,300
250,000	Ras Laffan Liquefied Natural Gas Company	5.50%		09/30/2014	271,355
646,400	Ras Laffan Liquefied Natural Gas Company	5.83%		09/30/2016	707,808
1,465,000	Royal Bank of Canada	1.15%	#	10/30/2014	1,479,731
1,000,000	RSHB Capital S.A.	7.13%		01/14/2014	1,060,600
600,000	Russian Agricultural Bank	7.18%		05/16/2013	619,905
1,300,000	Sberbank of Russia	6.47%		07/02/2013	1,347,190
800,000	Sinopec Group Overseas Development Ltd.	2.75%	^	05/17/2017	831,513
120,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	133,967
700,000	Southern Copper Corporation	6.38%		07/27/2015	791,195
143,091	Tengizchevroil Finance Corporation	6.12%		11/15/2014	150,603
820,000	TM Global, Inc.	5.25%		09/22/2014	869,600
800,000	Transnet Limited	4.50%		02/10/2016	850,412
718,000	United Overseas Bank Ltd.	4.50%		07/02/2013	737,138
600,000	Vale Overseas Ltd.	9.00%		08/15/2013	634,500
1,200,000	WPP Finance UK	8.00%		09/15/2014	1,347,719

	Total Foreign Corporate Bonds (Cost $65,622,809)				66,388,572

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 3.2%
500,000	1Malaysia Sukuk Global Bank	3.93%		06/04/2015	534,956
116,000	Colombia Government International Bond	2.24%	#	11/16/2015	116,870
1,000,000	Colombia Government International Bond	8.70%		02/15/2016	1,216,500
1,000,000	Costa Rica Government International Bond	8.05%		01/31/2013	1,017,500
1,350,000	Costa Rica Government International Bond	6.55%		03/20/2014	1,424,250
1,150,000	Mexico Government International Bond	6.63%		03/03/2015	1,304,100
2,000,000	Panama Government International Bond	7.25%		03/15/2015	2,295,000
1,200,000	Penerbangan BHD	5.63%		03/15/2016	1,359,644
1,600,000	Republic of Korea	4.88%		09/22/2014	1,724,565

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$600,000	South Africa Government International Bond	6.50%		06/02/2014	656,400
2,400,000	State of Qatar	4.00%		01/20/2015	2,553,600
750,000	Wakala Global Sukuk BHD	2.99%		07/06/2016	786,530

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $14,808,273)				14,989,915

NON-AGENCY COMMERCIAL MORTGAGE-BACKED OBLIGATIONS 19.2%

	Asset Securitization Corporation,
9,160,056	Series 1997-D4-PS1	1.71%	# I/O	04/14/2029	390,053

	Banc of America Commercial Mortgage, Inc.,
936,011	Series 2005-5-ASB	5.05%	#	10/10/2045	978,392
652,317	Series 2006-5-AAB	5.38%		09/10/2047	688,499

	Banc of America Re-Remic Trust,
1,406,990	Series 2011-STRP-A2	215%	#^	08/17/2038	1,408,925
2,000,000	Series 2012-CLRN-A	1.39%	#^	08/15/2029	2,012,400

	Bank of America Commercial Mortgage, Inc.,
100,000	Series 2003-2-A4	5.06%	#	03/11/2041	103,096

	Bear Stearns Commercial Mortgage Securities, Inc.,
54,112	Series 2002-TOP8-A2	4.83%		08/15/2038	54,110
1,015,000	Series 2004-PWR3-A4	4.72%		02/11/2041	1,056,267
1,902,831	Series 2004-PWR4-A3	5.47%	#	06/11/2041	2,026,042
825,000	Series 2004-T14-A4	5.20%	#	01/12/2041	867,684
515,681	Series 2005-PWR7-AAB	4.98%		02/11/2041	517,232
3,000,000	Series 2005-PWR8-A4	4.67%		06/11/2041	3,280,296
331,263	Series 2005-PWR8-AAB	4.58%		06/11/2041	334,603
1,300,000	Series 2005-T18-AJ	5.01%	#	02/13/2042	1,386,492
1,487,248	Series 2006-PW12-AAB	5.87%	#	09/11/2038	1,526,449
859,885	Series 2007-PW17-AAB	5.70%		06/11/2050	919,219
27,596	Series 2007-T28-A2	5.59%		09/11/2042	27,589

	Capital Trust,
1,185,567	Series 2005-3A-A2	5.16%	^	06/25/2035	1,185,567

	CD Commercial Mortgage Trust,
590,504	Series 2007-CD4-ASB	5.28%		12/11/2049	622,790
14,480,751	Series 2007-CD5-XP	0.31%	#^ I/O	11/15/2044	60,124

	Citigroup Commercial Mortgage Trust,
615,000	Series 2005-C3-AM	4.83%	#	05/15/2043	655,944

	Commercial Mortgage Acceptance Corporation,
47,050	Series 1998-C1-F	6.23%	^	07/15/2031	47,405
524,833	Series 1998-C2-F	5.44%	^	09/15/2030	540,017

	Commercial Mortgage Pass-Through Certificates,
9,989,262	Series 2012-CR2-XA	2.14%	# I/O	08/15/2045	1,267,597

	Credit Suisse First Boston Mortgage Securities Corporation,
500,000	Series 1998-C2-F	6.75%	#^	11/15/2030	538,009
14,186	Series 2002-CKN2-A3	6.13%		04/15/2037	14,248
2,000,000	Series 2003-C4-B	5.25%	#	08/15/2036	2,063,438
7,006,761	Series 2004-C1-A4	4.75%	#	01/15/2037	7,296,921
2,000,000	Series 2005-C6-AM	5.23%	#	12/15/2040	2,204,887

	Credit Suisse Mortgage Capital Certificates,
1,979,524	Series 2006-TF2A-A2	0.39%	#^	10/15/2021	1,925,798

	Crest Ltd.,
967,008	Series 2003-2A-A1	0.84%	#^	12/28/2018	904,153

	DBRR Trust,
4,000,000	Series 2012-EZ1-A	0.95%	^	09/25/2045	4,004,612
687,000	Series 2012-EZ1-B	1.39%	^	09/25/2045	686,466

	DDR Corporation,
1,770,588	Series 2009-DDR1-A	3.81%	^	10/14/2022	1,865,331

	Extended Stay American Trust,
1,931,478	Series 2010-ESHA-A	2.95%	^	11/05/2027	1,942,682

	GE Capital Commercial Mortgage Corporation,
487,000	Series 2004-C3-B	5.51%	#	07/10/2039	516,297
1,000,000	Series 2005-C2-B	5.11%	#	05/10/2043	1,037,959
178,286	Series 2007-C1-AAB	5.48%		12/10/2049	188,935

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	39

Schedule of Investments  DoubleLine Low Duration Bond Fund  (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GMAC Commercial Mortgage Securities, Inc.,
$601,282	Series 2004-C3-AAB	4.70%		12/10/2041	622,263

	Greenwich Capital Commercial Funding Corporation,
2,000,000	Series 2005-GG3-A4	4.80%	#	08/10/2042	2,156,743

	GS Mortgage Securities Corporation II,
139,635	Series 2003-C1-A3	4.61%		01/10/2040	139,871
2,275,000	Series 2004-GG2-A6	5.40%	#	08/10/2038	2,438,641
4,670,000	Series 2007-EOP-A2	1.26%	#^	03/06/2020	4,668,622
637,000	Series 2007-EOP-A3	1.46%	#^	03/06/2020	637,004
1,193,409	Series 2012-GCJ7-A1	1.14%		05/10/2045	1,206,010

	JP Morgan Chase Commercial Mortgage Securities Corporation,
1,488,000	Series 2003-PM1A-A4	5.33%	#	08/12/2040	1,526,419
524,329	Series 2004-CB8-A1A	4.16%	^	01/12/2039	541,708
2,856,000	Series 2004-LN2-A2	5.12%		07/15/2041	3,041,197
170,139	Series 2006-CB14-ASB	5.51%	#	12/12/2044	181,418
96,988	Series 2006-CB15-ASB	5.79%	#	06/12/2043	103,883
114,509,589	Series 2006-CB16-X2	0.71%	# I/O	05/12/2045	574,266
203,938	Series 2006-CB17-ASB	5.42%		12/12/2043	218,869
464,227	Series 2007-CB20-ASB	5.69%		02/12/2051	511,101
434,065	Series 2007-LD11-ASB	6.00%	#	06/15/2049	475,449
197,538	Series 2007-LDP12-ASB	5.83%	#	02/15/2051	217,505
3,968,957	Series 2010-C1-A1	3.85%	^	06/15/2043	4,252,507
867,146	Series 2011-PLSD-A1	2.19%	^	11/13/2044	893,364

	LB-UBS Commercial Mortgage Trust,
8,639	Series 2003-C5-A3	4.25%		07/15/2027	8,746
1,299,000	Series 2004-C2-A4	4.37%		03/15/2036	1,358,738
2,000,000	Series 2004-C6-A6	5.02%	#	08/15/2029	2,133,522
33,733,771	Series 2006-C6-XCP	0.86%	# I/O	09/15/2039	238,700
98,070,043	Series 2007-C2-XCP	0.68%	# I/O	02/15/2040	727,680

	Merrill Lynch Mortgage Trust,
138,000	Series 2003-KEY1-A4	5.24%	#	11/12/2035	143,689
1,020,000	Series 2004-KEY2-A4	4.86%	#	08/12/2039	1,091,256
500,000	Series 2005-CIP1-AM	5.11%	#	07/12/2038	551,210
126,158	Series 2005-CKI1-A4FL	0.48%	#	11/12/2037	126,091

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
250,487	Series 2006-4-A2FL	0.35%	#	12/12/2049	249,464

	Morgan Stanley Bank of America Merrill Lynch Trust,
3,992,619	Series 2012-C5-XA	2.10%	#^ I/O	08/15/2045	456,159

	Morgan Stanley Capital, Inc.,
110,021	Series 2003-IQ5-A4	5.01%		04/15/2038	112,640
1,586,355	Series 2003-T11-A4	5.15%		06/13/2041	1,623,727
140,897	Series 2003-TOP9-A2	4.74%		11/13/2036	141,468
43,171	Series 2004-T13-A3	4.39%		09/13/2045	43,500
1,760,000	Series 2005-T17-A5	4.78%		12/13/2041	1,893,999
25,733,370	Series 2006-HQ10-X1	0.18%	#^ I/O	11/12/2041	453,551
218,369	Series 2006-HQ9-AAB	5.69%		07/12/2044	224,052
1,409,218	Series 2007-T25-AAB	5.51%		11/12/2049	1,486,935

	Nomura Asset Securities Corporation,
340,146	Series 1998-D6-A2	7.33%	#	03/15/2030	342,575

	RREF LLC,
122,451	Series 2012-LT1A-A	4.75%	^	02/15/2025	122,586

	UBS Commercial Mortgage Trust,
1,415,125	Series 2012-C1-A1	1.03%		05/10/2045	1,431,581

	Wachovia Bank Commercial Mortgage Trust,
711,148	Series 2003-C3-A2	4.87%		02/15/2035	716,016
1,096,142	Series 2004-C14-A3	4.93%		08/15/2041	1,124,833
1,000,000	Series 2005-C17-A4	5.08%	#	03/15/2042	1,094,304
97,478	Series 2006-C25-APB1	5.83%	#	05/15/2043	98,270
66,976	Series 2006-C26-APB	6.00%		06/15/2045	72,594

	WF-RBS Commercial Mortgage Trust,
386,095	Series 2011-C3-A1	1.99%	^	03/15/2044	395,173
3,496,762	Series 2012-C8-XA	2.42%	#^ I/O	08/15/2045	474,456

	Total Non-Agency Commercial Mortgage-Backed Obligations (Cost $91,243,713)				90,490,883

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 19.5%

	ACE Securities Corporation,
$1,127,807	Series 2006-NC1-A2C	0.42%	#	12/25/2035	1,107,833

	Banc of America Funding Corporation,
3,239,777	Series 2005-E-6A1	5.06%	#	05/20/2035	3,252,898
2,668,932	Series 2012-R4-A	0.49%	#^	03/04/2039	2,528,813
8,298,625	Series 2012-R5-A	0.49%	#^	10/03/2039	8,049,666

	Banc of America Mortgage Securities, Inc.,
1,375,340	Series 2005-2-2A1	5.00%		03/25/2020	1,398,143

	BCAP LLC Trust,
73,810	Series 2009-RR13-6A5	6.06%	#^	04/26/2037	76,857
1,699,389	Series 2011-RR12-2A5	2.66%	#^	12/26/2036	1,680,696

	Bear Stearns Asset Backed Securities Trust,
2,912,751	Series 2004-AC2-2A	5.00%		05/25/2034	2,938,860
889,081	Series 2005-3-A1	0.67%	#	09/25/2035	876,217

	Chase Funding Mortgage Loan Asset-Backed Certificates,
171,265	Series 2003-5-1A6	4.60%		01/25/2015	172,933
269,872	Series 2003-6-1A6	4.59%		11/25/2034	271,090

	Citigroup Mortgage Loan Trust, Inc.,
1,192,920	Series 2010-12-3A1	4.00%	^	04/25/2037	1,224,413
3,539,041	Series 2010-8-5A6	4.00%	^	11/25/2036	3,690,326
2,435,522	Series 2011-12-1A1	3.50%	#^	04/25/2036	2,486,601
1,473,349	Series 2011-12-3A1	5.59%	^	09/25/2047	1,491,997

	Countrywide Alternative Loan Trust,
1,245,580	Series 2007-HY5R-2A1A	5.46%	#	03/25/2047	1,205,493

	Countrywide Asset-Backed Certificates,
1,167,763	Series 2006-2-2A2	0.41%	#	06/25/2036	1,128,784
303,310	Series 2007-10-2A1	0.27%	#	06/25/2047	301,774

	Countrywide Home Loans,
468,040	Series 2004-9-A1	5.00%		06/25/2034	469,609
939,357	Series 2005-5-A1	5.50%		03/25/2035	954,178

	Credit Suisse Mortgage Capital Certificates,
2,643,031	Series 2009-13R-2A1	6.00%	^	01/26/2037	2,729,901
12,344,000	Series 2010-18R-4A2	3.50%	#^	04/26/2038	12,354,486
90,837	Series 2010-1R-5A1	5.00%	#^	01/27/2036	94,740
5,141,000	Series 2011-16R-6A1	2.50%	#^	09/27/2035	5,135,859

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
1,096,550	Series 2007-BAR1-A2	0.35%	#	03/25/2037	1,066,206

	Deutsche Mortgage Securities, Inc.,
1,981,161	Series 2005-WF1-1A2	5.24%	#^	06/26/2035	2,008,679

	First Franklin Mortgage Loan Asset Backed Certificates,
1,743,253	Series 2006-FF1-2A3	0.46%	#	01/25/2036	1,641,507

	Greenpoint Mortgage Funding Trust,
17	Series 2006-AR8-1A1A	0.30%	#	01/25/2047	17
2,138,473	Series 2007-AR2-1A1	0.35%	#	04/25/2047	2,004,837

	GSR Mortgage Loan Trust,
1,634,243	Series 2006-AR1-2A2	2.71%	#	01/25/2036	1,619,284

	Jefferies & Company, Inc.,
1,204,776	Series 2010-R7-5A1	1.22%	#^	09/26/2035	1,127,864

	JP Morgan Alternative Loan Trust,
2,484,507	Series 2006-S4-A6	5.71%	#	12/25/2036	2,312,044

	JP Morgan Mortgage Trust,
652,366	Series 2007-S1-1A1	5.00%		03/25/2022	645,092
740,366	Series 2007-S3-2A2	5.50%		08/25/2022	721,028

	JP Morgan Research Trust,
1,112,844	Series 2009-7-8A1	5.37%	#^	01/27/2047	1,140,774
740,321	Series 2011-2-2A3	3.50%	#^	07/26/2036	764,399
1,517,001	Series 2012-2-3A3	2.51%	#^	10/26/2036	1,501,679

	Lehman XS Trust,
947,710	Series 2006-11-2A1	0.35%	#	06/25/2046	913,897

	MASTR Asset Backed Securities Trust,
337,666	Series 2006-NC1-A3	0.41%	#	01/25/2036	304,226

	Morgan Stanley Capital, Inc.,
3,250,000	Series 2005-WMC3-M3	0.92%	#	03/25/2035	3,111,555

40	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

(Unaudited) September 30, 2012

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Mortgage Loan Trust,
$522,930	Series 2004-1-1A1	5.00%		11/25/2018	538,887

	Park Place Securities, Inc.,
694,819	Series 2004-WHQ2-M1	0.81%	#	02/25/2035	693,087

	Residential Funding Mortgage Securities Trust,
506,133	Series 2003-S16-A1	4.75%		09/25/2018	521,006
4,362,561	Series 2005-S6-A1	5.00%		08/25/2035	4,401,696

	Structured Adjustable Rate Mortgage Loan Trust,
857,545	Series 2006-5-5A3	5.13%	#	06/25/2036	860,869

	Structured Asset Securities Corporation,
817,920	Series 2003-24A-1A3	2.78%	#	07/25/2033	808,102
710,516	Series 2004-15-2A1	4.75%		09/25/2019	723,085
1,642,641	Series 2005-10-6A1	5.00%		06/25/2020	1,732,187

	Washington Mutual Mortgage Pass-Through Certificates,
573,882	Series 2005-AR14-1A1	2.47%	#	12/25/2035	573,224

	Wells Fargo Alternative Loan Trust,
1,696,304	Series 2007-PA5-2A1	6.00%		11/25/2022	1,770,118

	Wells Fargo Mortgage Backed Securities Trust,
468,601	Series 2005-9-1A8	5.50%		10/25/2035	473,184
479,209	Series 2006-13-A10	6.00%		10/25/2036	481,095
428,743	Series 2006-4-1A8	5.75%		04/25/2036	431,905

	Wells Fargo Mortgage Loan Trust,
1,246,377	Series 2012-RR1-A1	2.85%	#^	08/27/2037	1,264,226

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $90,306,077)				91,777,926

US CORPORATE BONDS 16.2%
1,125,000	Altria Group, Inc.	8.50%		11/10/2013	1,221,149
911,000	American Express Credit Corporation	5.88%		05/02/2013	939,733
250,000	American Express Credit Corporation	7.30%		08/20/2013	264,935
350,000	American Express Credit Corporation	1.75%		06/12/2015	358,241
850,000	Amgen, Inc.	1.88%		11/15/2014	873,031
380,000	Amgen, Inc.	4.85%		11/18/2014	412,823
1,750,000	Anheuser-Busch InBev Worldwide, Inc.	5.38%		11/15/2014	1,926,067
1,710,000	Aristotle Holding, Inc.	2.10%	^	02/12/2015	1,755,219
2,000,000	AT&T, Inc.	2.50%		08/15/2015	2,102,980
1,500,000	BB&T Corporation	3.20%		03/15/2016	1,612,332
1,519,000	Berkshire Hathaway, Inc.	3.20%		02/11/2015	1,612,226
751,000	Boeing Capital Corporation	3.25%		10/27/2014	793,168
450,000	Boeing Company	5.00%		03/15/2014	479,795
1,700,000	Caterpillar Financial Services Corporation	1.10%		05/29/2015	1,721,772
1,750,000	Citigroup, Inc.	0.72%	#	11/05/2014	1,723,727
937,000	Comcast Corporation	6.50%		01/15/2015	1,055,924
577,000	ConocoPhillips Company	4.75%		02/01/2014	609,686
1,000,000	ConocoPhillips Company	4.60%		01/15/2015	1,092,171
416,000	Daimler Finance North America LLC	6.50%		11/15/2013	442,956
350,000	Daimler Finance North America LLC	1.95%	^	03/28/2014	354,658
950,000	Daimler Finance North America LLC	1.88%	^	09/15/2014	965,179
1,615,000	Devon Energy Corporation	5.63%		01/15/2014	1,717,391
1,400,000	DIRECTV Holdings LLC	4.75%		10/01/2014	1,502,116
1,131,000	Dow Chemical Company	7.60%		05/15/2014	1,250,102
1,514,000	Duke Energy Corporation	6.30%		02/01/2014	1,625,524
2,000,000	eBay, Inc.	0.70%		07/15/2015	2,010,874
1,050,000	Ecolab, Inc.	2.38%		12/08/2014	1,089,498
350,000	Ecolab, Inc.	1.00%		08/09/2015	351,840
986,000	General Electric Capital Corporation	3.75%		11/14/2014	1,045,665
500,000	General Electric Capital Corporation	1.63%		07/02/2015	509,087

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$1,150,000	General Mills, Inc.	5.20%		03/17/2015	1,276,273
1,600,000	Gilead Sciences, Inc.	2.40%		12/01/2014	1,655,256
1,100,000	Hewlett-Packard Company	1.25%		09/13/2013	1,103,560
600,000	Hewlett-Packard Company	2.63%		12/09/2014	616,202
1,750,000	John Deere Capital Corporation	0.88%		04/17/2015	1,763,302
1,175,000	JP Morgan Chase & Company	4.75%		05/01/2013	1,204,951
250,000	JP Morgan Chase & Company	1.88%		03/20/2015	255,218
1,400,000	Kellogg Company	1.13%		05/15/2015	1,414,195
522,000	Kinder Morgan Energy Partners LP	5.63%		02/15/2015	574,144
1,000,000	Kinder Morgan Energy Partners LP	3.50%		03/01/2016	1,072,922
500,000	Kraft Foods Group, Inc.	1.63%	^	06/04/2015	507,904
719,000	Kraft Foods, Inc.	2.63%		05/08/2013	727,470
200,000	Kroger Company	5.50%		02/01/2013	203,172
500,000	Kroger Company	7.50%		01/15/2014	543,388
400,000	Kroger Company	4.95%		01/15/2015	435,260
1,700,000	KT Corporation	5.88%		06/24/2014	1,827,981
810,000	Marriott International, Inc.	5.63%		02/15/2013	823,770
175,000	Marriott International, Inc.	5.81%		11/10/2015	197,877
300,000	MetLife Institutional Funding	1.63%	^	04/02/2015	304,665
525,000	Metropolitan Life Global Funding	5.13%	^	04/10/2013	537,719
500,000	Metropolitan Life Global Funding	5.13%	^	06/10/2014	536,446
200,000	Metropolitan Life Global Funding	2.00%	^	01/09/2015	204,629
1,510,000	MidAmerican Energy Holdings Company	5.00%		02/15/2014	1,596,762
794,000	National Rural Utilities Cooperative Finance Corporation	3.88%		09/16/2015	865,520
750,000	National Rural Utilities Cooperative Finance Corporation	1.90%		11/01/2015	774,265
1,425,000	Phillips 66	1.95%	^	03/05/2015	1,458,935
1,100,000	Procter & Gamble Company	0.70%		08/15/2014	1,107,465
1,550,000	Raytheon Company	1.40%		12/15/2014	1,575,519
775,000	Safeway, Inc.	6.25%		03/15/2014	828,701
483,000	Simon Property Group LP	6.75%		05/15/2014	520,848
500,000	Simon Property Group LP	4.20%		02/01/2015	532,759
1,600,000	Southern Power Company, Series D	4.88%		07/15/2015	1,762,634
1,528,000	Southwest Airlines Company	5.25%		10/01/2014	1,641,269
999,000	Time Warner Cable, Inc.	6.20%		07/01/2013	1,041,443
300,000	Time Warner Cable, Inc.	3.50%		02/01/2015	318,835
1,400,000	Toyota Motor Credit Corporation	1.00%		02/17/2015	1,415,987
1,100,000	Valero Energy Corporation	4.50%		02/01/2015	1,186,155
1,650,000	Verizon Wireless Capital LLC	5.55%		02/01/2014	1,755,674
120,000	Wal-Mart Stores, Inc.	3.00%		02/03/2014	124,120
910,000	Wal-Mart Stores, Inc.	1.63%		04/15/2014	927,093
648,000	Wellpoint, Inc.	5.00%		12/15/2014	702,550
300,000	WellPoint, Inc.	5.25%		01/15/2016	336,653
1,450,000	Wells Fargo & Company	1.50%		07/01/2015	1,475,388
2,000,000	Westpac Banking Corporation	1.13%		09/25/2015	2,005,380
1,215,000	Xerox Corporation	4.25%		02/15/2015	1,291,128

	Total US Corporate Bonds (Cost $75,966,492)				76,451,256

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	41

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 2.8%

	Federal Home Loan Mortgage Corporation,
$700,043	Pool G06871	6.00%	06/01/2038	770,766
1,586,534	Pool G06954	6.00%	05/01/2040	1,744,338
876,784	Pool N70081	5.50%	07/01/2038	956,458
459,981	Series 3267-BA	5.80%	11/15/2036	503,382
1,310,773	Series 3818-JA	4.50%	01/15/2040	1,359,832
311,514	Series 3872-BA	4.00%	06/15/2041	333,800

	Federal National Mortgage Association,
924,584	Series 2011-64-DB	4.00%	07/25/2041	985,932

	Federal National Mortgage Association Pass-Thru,
176,582	Pool 995112	5.50%	07/01/2036	194,995
791,261	Pool AB3850	4.00%	11/01/2041	836,282
678,703	Pool AD0189	5.50%	02/01/2039	748,626
1,479,682	Pool AL1690	6.00%	05/01/2041	1,637,955
1,221,800	Pool AL1691	6.00%	06/01/2041	1,352,489
1,650,308	Pool AL1744	6.00%	10/01/2040	1,826,831

	Total US Government / Agency Mortgage Backed Obligations (Cost $13,102,727)			13,251,686

US GOVERNMENT BONDS AND NOTES 6.5%
6,000,000	United States Treasury Notes	0.63%	12/31/2012	6,007,968
5,000,000	United States Treasury Notes	0.63%	02/28/2013	5,010,745
2,494,800	United States Treasury Notes	1.88%	07/15/2013	2,569,839
5,000,000	United States Treasury Notes	0.25%	02/15/2015	4,997,655
6,500,000	United States Treasury Notes	1.25%	10/31/2015	6,683,320
5,500,000	United States Treasury Notes	0.88%	12/31/2016	5,586,795

	Total US Government Bonds and Notes (Cost $30,747,048)			30,856,322

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 11.4%
53,600,505	Fidelity Institutional Government Portfolio	0.01%	♦		53,600,505

	Total Short Term Investments (Cost $53,600,505)				53,600,505

	Total Investments 100.0% (Cost $468,698,858)				471,132,968
	Liabilities in Excess of Other Assets 0.0%				(172,263)

	NET ASSETS 100.0%				$470,960,705

PORTFOLIO HOLDINGS as % of Net Assets
Non-Agency Residential Collateralized Mortgage Obligations	19.5%
Non-Agency Commercial Mortgage-Backed Obligations	19.2%
US Corporate Bonds	16.2%
Foreign Corporate Bonds	14.1%
Short Term Investments	11.4%
Collateralized Loan Obligations	7.1%
US Government Bonds and Notes	6.5%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	3.2%
US Government / Agency Mortgage Backed Obligations	2.8%
Other Assets and Liabilities	0.0%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2012.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2012, the value of these securities amounted to $122,724,953 or 26.1% of net assets.
I/O	Interest only security.
♦	Seven-day yield as of September 30, 2012.

42	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Statements of Assets and Liabilities	(Unaudited) September 30, 2012

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$27,568,149,376	$2,546,296,126	$604,479,213	$67,603,134	$417,532,463
Investments in Affiliated Securities, at Value*	—	—	—	35,549,013	—
Short-term Securities*	6,343,177,001	221,366,912	—	67,169,634	53,600,505
Receivable for Fund Shares Sold	305,892,647	10,184,724	8,148,391	1,672,496	9,787,541
Interest and Dividends Receivable	128,226,345	17,643,269	8,746,526	445,917	2,281,133
Cash	1,906,661	—	—	—	19,833
Prepaid Expenses and Other Assets	1,021,553	142,167	90,462	47,452	73,669
Receivable for Investments Sold	453,904	3,877,514	7,749,874	4,549,499	402,589
Deposit at Broker for Futures	—	—	—	1,932,240	—
Swaps Premiums Paid	—	—	—	177,432	—
Total Assets	34,348,827,487	2,799,510,712	629,214,466	179,146,817	483,697,733

LIABILITIES
Payable for Investments Purchased	887,940,639	54,425,223	8,576,476	11,016,036	12,063,809
Distribution Payable	50,090,984	2,465,994	494,711	179,224	96,732
Payable for Fund Shares Redeemed	46,996,190	2,050,461	426,082	157,858	368,773
Investment Advisory Fees Payable	10,594,105	891,984	366,481	113,368	109,195
Transfer Agent Expenses Payable	1,875,038	185,152	44,752	34,217	16,203
Distribution Fees Payable	1,752,692	138,271	24,477	15,825	30,064
Registration Fees Payable	1,403,862	97,091	21,041	15,847	13,673
Administration, Fund Accounting and Custodian Fees Payable	920,389	100,538	29,820	24,926	19,723
Accrued Expenses	815,303	117,105	46,248	109,912	18,856
Written Option Contracts, at value (Premiums received $128,591)	—	—	—	251,950	—
Unrealized Depreciation on Swaps	—	—	—	35,667	—
Variation Margin Payable	—	—	—	18,660	—
Total Liabilities	1,002,389,202	60,471,819	10,030,088	11,973,490	12,737,028
Net Assets	$33,346,438,285	$2,739,038,893	$619,184,378	$167,173,327	$470,960,705

NET ASSETS CONSIST OF:
Paid-in Capital	$32,590,539,072	$2,634,822,330	$593,638,697	$166,578,631	$468,459,806
Undistributed (Accumulated) Net Investment Income (Loss)	(235,712,993)	(8,706,935)	8,377,902	(331,230)	592,189
Accumulated Net Realized Gain (Loss) on Investments	(145,823,805)	20,037,157	167,518	(470,648)	(525,400)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	1,137,134,128	92,882,553	17,000,261	84,687	2,434,110
Investments in Affiliated Securities	—	—	—	737,792	—
Short-term Securities	301,883	3,788	—	41	—
Futures	—	—	—	733,080	—
Swaps	—	—	—	(35,667)	—
Written Options	—	—	—	(123,359)	—
Net Assets	$33,346,438,285	$2,739,038,893	$619,184,378	$167,173,327	$470,960,705

*Identified Cost:
Investments in Unaffiliated Securities	$26,431,015,248	$2,453,413,573	$587,478,952	$67,518,447	$415,098,353
Investments in Affiliated Securities	—	—	—	34,811,221	—
Short-term Securities	6,342,875,118	221,363,124	—	67,169,593	53,600,505

Class I (unlimited shares authorized):
Net Assets	$25,126,278,695	$1,990,931,285	$490,235,133	$83,038,103	$298,783,465
Shares Outstanding	2,204,319,421	174,632,302	44,281,863	8,205,568	29,262,053
Net Asset Value, Offering and Redemption Price per Share	$11.40	$11.40	$11.07	$10.12	$10.21

Class N (unlimited shares authorized):
Net Assets	$8,220,159,590	$748,107,608	$128,949,245	$—	$172,177,240
Shares Outstanding	721,410,316	65,658,231	11,647,265	—	16,875,942
Net Asset Value, Offering and Redemption Price per Share	$11.39	$11.39	$11.07	$—	$10.20

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$84,135,224	$—
Shares Outstanding	—	—	—	8,325,372	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$10.54	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$10.11	$—

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	43

Statements of Operations	(Unaudited) Six Months Ended September 30, 2012

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund

INVESTMENT INCOME
Income:
Interest	$686,323,754	$46,796,973	$11,810,167	$1,864,804	$4,267,601
Dividends from Unaffiliated Securities	—	—	—	604,573	—
Dividends from Affiliated Securities	—	—	—	453,634	—
Total Investment Income	686,323,754	46,796,973	11,810,167	2,923,011	4,267,601
Expenses:
Investment Advisory Fees	55,442,830	4,941,465	1,880,378	655,263	523,136
Distribution Fees - Class N	9,015,566	791,325	122,068	—	130,333
Distribution Fees - Class A	—	—	—	60,592	—
Transfer Agent Expenses	4,852,995	581,739	169,263	73,771	106,190
Administration, Fund Accounting and Custodian Fees	2,480,053	288,169	89,268	43,922	55,287
Registration Fees	2,000,754	226,489	89,829	55,409	62,047
Shareholder Reporting Expenses	951,778	92,846	24,308	10,308	10,080
Professional Fees	523,778	157,701	34,024	64,242	22,101
Insurance Expenses	321,587	24,490	6,547	1,674	2,396
Trustees’ Fees and Expenses	276,325	20,933	5,235	20,796	2,425
Miscellaneous Expenses	14,898	3,837	8,709	5,097	1,523
Total Expenses	75,880,564	7,128,994	2,429,629	991,074	915,518
Less Fees Waived	(12,622)	(203,659)	(11,145)	(239,114)	(82,688)
Net Expenses	75,867,942	6,925,335	2,418,484	751,960	832,830

Net Investment Income	610,455,812	39,871,638	9,391,683	2,171,051	3,434,771

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	336,340	17,495,996	8,046,259	(763,185)	428,532
Investments in Affiliated Securities	—	—	—	214,881	—
Futures	—	—	—	432,709	—
Swaps	—	—	—	(19,840)	—
Written Options	—	—	—	172,107	—
Net Change in Unrealized Appreciation (Depreciation) of:
Investments in Unaffiliated Securities	820,870,595	64,691,422	9,790,861	784,637	1,663,199
Investments in Affiliated Securities	—	—	—	360,925	—
Futures	—	—	—	714,582	—
Swaps	—	—	—	61,168	—
Written Options	—	—	—	(93,388)	—
Net Realized and Unrealized Gain (Loss) on Investments	821,206,935	82,187,418	17,837,120	1,864,596	2,091,731

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,431,662,747	$122,059,056	$27,228,803	$4,035,647	$5,526,502

44	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Statements of Changes in Net Assets

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012

OPERATIONS
Net Investment Income	$610,455,812	$840,072,116	$39,871,638	$40,810,521
Net Realized Gain (Loss) on Investments	336,340	1,666,979	17,495,996	9,794,979
Net Change in Unrealized Appreciation (Depreciation) of Investments	820,870,595	266,302,007	64,691,422	26,945,690
Net Increase (Decrease) in Net Assets Resulting from Operations	1,431,662,747	1,108,041,102	122,059,056	77,551,190

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(636,823,548)	(707,169,191)	(36,809,137)	(32,668,808)
Class N	(213,035,826)	(268,342,590)	(11,980,255)	(11,470,441)
From Net Realized Gain
Class I	—	—	—	(2,506,764)
Class N	—	—	—	(980,385)

Total Distributions to Shareholders	(849,859,374)	(975,511,781)	(48,789,392)	(47,626,398)

NET SHARE TRANSACTIONS
Class I	8,466,915,650	11,798,073,342	392,263,202	1,363,914,858
Class N	1,955,371,668	4,601,735,724	190,194,286	500,843,567
Class A	—	—	—	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	10,422,287,318	16,399,809,066	582,457,488	1,864,758,425

Total Increase (Decrease) in Net Assets	$11,004,090,691	$16,532,338,387	$655,727,152	$1,894,683,217

NET ASSETS
Beginning of Period	$22,342,347,594	$5,810,009,207	$2,083,311,741	$188,628,524
End of Period	$33,346,438,285	$22,342,347,594	$2,739,038,893	$2,083,311,741

Undistributed (Accumulated) Net Investment Income (Loss)	$(235,712,993)	$3,690,569	$(8,706,935)	$210,819

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	45

Statements of Changes in Net Assets

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012

OPERATIONS
Net Investment Income	$9,391,683	$12,675,234	$2,171,051	$2,810,824
Net Realized Gain (Loss) on Investments	8,046,259	2,118,974	36,672	(225,391)
Net Change in Unrealized Appreciation (Depreciation) of Investments	9,790,861	5,899,028	1,827,924	(463,404)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,228,803	20,693,236	4,035,647	2,122,029

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(7,544,720)	(10,225,912)	(1,469,014)	(1,875,262)
Class N	(1,692,215)	(2,456,543)	—	—
Class A	—	—	(1,110,207)	(956,064)
From Net Realized Gain
Class I	—	(1,904,354)	—	—
Class N	—	(408,055)	—	—
Class A	—	—	—	—

Total Distributions to Shareholders	(9,236,935)	(14,994,864)	(2,579,221)	(2,831,326)

NET SHARE TRANSACTIONS
Class I	126,052,144	238,564,644	(2,503,916)	63,368,833
Class N	43,731,227	54,642,195	—	—
Class A	—	—	40,887,514	36,474,077
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	169,783,371	293,206,839	38,383,598	99,842,910

Total Increase (Decrease) in Net Assets	$187,775,239	$298,905,211	$39,840,024	$99,133,613

NET ASSETS
Beginning of Period	$431,409,139	$132,503,928	$127,333,303	$28,199,690
End of Period	$619,184,378	$431,409,139	$167,173,327	$127,333,303

Undistributed (Accumulated) Net Investment Income (Loss)	$8,377,902	$12,770	$(331,230)	$76,940

46	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Statements of Changes in Net Assets

	DoubleLine Low Duration Bond Fund
	Six Months Ended September 30, 2012 (Unaudited)	Period Ended March 31, 2012[1]

OPERATIONS
Net Investment Income	$3,434,771	$871,624
Net Realized Gain (Loss) on Investments	428,532	262,486
Net Change in Unrealized Appreciation (Depreciation) of Investments	1,663,199	770,911
Net Increase (Decrease) in Net Assets Resulting from Operations	5,526,502	1,905,021

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(2,656,247)	(706,448)
Class N	(1,303,924)	(264,005)

Total Distributions to Shareholders	(3,960,171)	(970,453)

NET SHARE TRANSACTIONS
Class I	165,607,840	131,391,285
Class N	86,326,324	85,134,357
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	251,934,164	216,525,642

Total Increase (Decrease) in Net Assets	$253,500,495	$217,460,210

NET ASSETS
Beginning of Period	$217,460,210	$—
End of Period	$470,960,705	$217,460,210

Undistributed (Accumulated) Net Investment Income (Loss)	$592,189	$—

[1]	Commencement of operations on September 30, 2011.

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	47

Financial Highlights

	DoubleLine Total Return Bond Fund
	Six Months Ended September 30, 2012 (Unaudited)		Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Six Months Ended September 30, 2012 (Unaudited)		Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I		Class I	Class I		Class N		Class N	Class N

Net Asset Value, Beginning of Period	$11.17		$10.96	$10.00		$11.16		$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.22		0.77	1.02		0.21		0.73	0.99
Net Gain (Loss) on Investments (Realized and Unrealized)	0.35		0.31	0.87		0.35		0.31	0.87
Total from Investment Operations	0.57		1.08	1.89		0.56		1.04	1.86

Less Distributions:
Distributions from Net Investment Income	(0.34)		(0.87)	(0.93)		(0.33)		(0.84)	(0.90)
Distributions from Net Realized Gain	—		—	—		—		—	—
Total Distributions	(0.34)		(0.87)	(0.93)		(0.33)		(0.84)	(0.90)
Net Asset Value, End of Period	$11.40		$11.17	$10.96		$11.39		$11.16	$10.96
Total Return	5.19%	[2]	10.18%	19.28%	[2]	5.07%	[2]	9.83%	19.04%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$25,126,279		$16,226,569	$4,330,408		$8,220,160		$6,115,779	$1,479,601
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.48%	[3]	0.50%	0.53%	[3]	0.73%	[3]	0.75%	0.78%	[3]
Expenses After Fees Waived	0.48%	[3]	0.49%	0.49%	[3]	0.73%	[3]	0.74%	0.74%	[3]
Net Investment Income (Loss)	4.47%	[3]	6.86%	9.42%	[3]	4.22%	[3]	6.58%	9.17%	[3]
Portfolio Turnover Rate	11%	[2]	15%	17%	[2]	11%	[2]	15%	17%	[2]

[1]	Commencement of operations on April 6, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

48	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Financial Highlights

	DoubleLine Core Fixed Income Fund
	Six Months Ended September 30, 2012 (Unaudited)		Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Six Months Ended September 30, 2012 (Unaudited)		Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I		Class I	Class I		Class N		Class N	Class N

Net Asset Value, Beginning of Period	$11.06		$10.46	$10.00		$11.05		$10.46	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.18		0.50	0.57		0.17		0.47	0.55
Net Gain (Loss) on Investments (Realized and Unrealized)	0.38		0.65	0.41		0.38		0.65	0.41
Total from Investment Operations	0.56		1.15	0.98		0.55		1.12	0.96

Less Distributions:
Distributions from Net Investment Income	(0.22)		(0.52)	(0.48)		(0.21)		(0.50)	(0.46)
Distributions from Net Realized Gain	—		(0.03)	(0.04)		—		(0.03)	(0.04)
Total Distributions	(0.22)		(0.55)	(0.52)		(0.21)		(0.53)	(0.50)
Net Asset Value, End of Period	$11.40		$11.06	$10.46		$11.39		$11.05	$10.46
Total Return	5.12%	[2]	11.19%	9.90%	[2]	5.00%	[2]	10.85%	9.71%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$1,990,931		$1,544,169	$158,043		$748,108		$539,143	$30,586
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.51%	[3]	0.54%	0.85%	[3]	0.76%	[3]	0.79%	1.09%	[3]
Expenses After Fees Waived	0.50%	[3]	0.49%	0.49%	[3]	0.75%	[3]	0.74%	0.74%	[3]
Net Investment Income (Loss)	3.29%	[3]	4.51%	6.56%	[3]	3.04%	[3]	4.22%	6.38%	[3]
Portfolio Turnover Rate	50%	[2]	81%	84%	[2]	50%	[2]	81%	84%	[2]

[1]	Commencement of operations on June 1, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	49

Financial Highlights

	DoubleLine Emerging Markets Fixed Income Fund
	Six Months Ended September 30, 2012 (Unaudited)		Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Six Months Ended September 30, 2012 (Unaudited)		Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I		Class I	Class I		Class N		Class N	Class N

Net Asset Value, Beginning of Period	$10.70		$10.57	$10.00		$10.70		$10.57	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.21		0.58	0.60		0.19		0.55	0.58
Net Gain (Loss) on Investments (Realized and Unrealized)	0.36		0.23	0.52		0.37		0.23	0.52
Total from Investment Operations	0.57		0.81	1.12		0.56		0.78	1.10

Less Distributions:
Distributions from Net Investment Income	(0.20)		(0.58)	(0.52)		(0.19)		(0.55)	(0.50)
Distributions from Net Realized Gain	—		(0.10)	(0.03)		—		(0.10)	(0.03)
Total Distributions	(0.20)		(0.68)	(0.55)		(0.19)		(0.65)	(0.53)
Net Asset Value, End of Period	$11.07		$10.70	$10.57		$11.07		$10.70	$10.57
Total Return	5.48%	[2]	7.96%	11.48%	[2]	5.36%	[2]	7.71%	11.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$490,235		$349,926	$106,227		$128,949		$81,484	$26,277
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.92%	[3]	0.95%	1.32%	[3]	1.17%	[3]	1.20%	1.57%	[3]
Expenses After Fees Waived	0.92%	[3]	0.95%	0.95%	[3]	1.17%	[3]	1.20%	1.20%	[3]
Net Investment Income (Loss)	3.80%	[3]	5.47%	5.85%	[3]	3.51%	[3]	5.26%	5.66%	[3]
Portfolio Turnover Rate	78%	[2]	177%	109%	[2]	78%	[2]	177%	109%	[2]

[1]	Commencement of operations on April 6, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

50	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Financial Highlights

	DoubleLine Multi-Asset Growth Fund
	Six Months Ended September 30, 2012 (Unaudited)		Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Six Months Ended September 30, 2012 (Unaudited)		Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I		Class I	Class I		Class A		Class A	Class A

Net Asset Value, Beginning of Period	$10.03		$10.11	$10.00		$10.02		$10.09	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.20		0.42	0.10		0.21		0.41	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	0.08		(0.16)	0.02		0.06		(0.16)	—
Total from Investment Operations	0.28		0.26	0.12		0.27		0.25	0.10

Less Distributions:
Distributions from Net Investment Income	(0.19)		(0.34)	(0.01)		(0.18)		(0.32)	(0.01)
Distributions from Net Realized Gain	—		—	—		—		—	—
Total Distributions	(0.19)		(0.34)	(0.01)		(0.18)		(0.32)	(0.01)
Net Asset Value, End of Period	$10.12		$10.03	$10.11		$10.11		$10.02	$10.09
Total Return[5]	2.85%	[2]	2.67%	1.24%	[2]	2.76%	[2]	2.57%	1.02%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$83,038		$85,073	$22,128		$84,135		$42,261	$6,071
Ratios to Average Net Assets:
Expenses Before Fees Waived	1.20%	[3]	1.51%	5.11%	[3]	1.45%	[3]	1.76%	6.05%	[3]
Expenses After Fees Waived	1.10%	[3]	1.09%	1.18%	[3]	1.35%	[3]	1.34%	1.43%	[3]
Net Investment Income (Loss)	3.76%	[3]	4.14%	3.57%	[3]	3.50%	[3]	3.88%	3.57%	[3]
Portfolio Turnover Rate	45%	[2]	48%	19%	[2]	45%	[2]	48%	19%	[2]

[1]	Commencement of operations on December 20, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Total return does not include the effects of sales charges for Class A.

The accompanying notes are an integral part of these financial statements	Semi-Annual Report	September 30, 2012	51

Financial Highlights

	DoubleLine Low Duration Bond Fund
	Six Months Ended September 30, 2012 (Unaudited)	Period Ended March 31, 2012[1]	Six Months Ended September 30, 2012 (Unaudited)	Period Ended March 31, 2012[1]
	Class I	Class I	Class N	Class N

Net Asset Value, Beginning of Period	$10.16	$10.00	$10.15	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.12	0.11	0.11	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	0.06	0.13	0.06	0.13
Total from Investment Operations	0.18	0.24	0.17	0.22

Less Distributions:
Distributions from Net Investment Income	(0.13)	(0.08)	(0.12)	(0.07)
Distributions from Net Realized Gain	—	—	—	—
Total Distributions	(0.13)	(0.08)	(0.12)	(0.07)
Net Asset Value, End of Period	$10.21	$10.16	$10.20	$10.15
Total Return[2]	1.83%	2.44%	1.71%	2.25%

Supplemental Data:
Net Assets, End of Period (000's)	$298,783	$132,117	$172,177	$85,343
Ratios to Average Net Assets:
Expenses Before Fees Waived[3]	0.53%	0.94%	0.78%	1.19%
Expenses After Fees Waived[3]	0.47%	0.47%	0.72%	0.72%
Net Investment Income (Loss)[3]	2.38%	2.10%	2.14%	1.74%
Portfolio Turnover Rate[2]	39%	46%	39%	46%

[1]	Commencement of operations on September 30, 2011.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

52	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Notes to Financial Statements	(Unaudited) September 30, 2012

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of five funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund and DoubleLine Low Duration Bond Fund (each a “Fund” and collectively the “Funds”). The DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund and the DoubleLine Low Duration Bond Fund each offer two classes of shares, Class N shares and Class I shares. The DoubleLine Multi-Asset Growth Fund currently offers two classes of shares, Class A shares and Class I shares.

The DoubleLine Total Return Bond Fund and DoubleLine Emerging Markets Fixed Income Fund commenced operations on April 6, 2010. The DoubleLine Core Fixed Income Fund commenced operations on June 1, 2010. The DoubleLine Multi-Asset Growth Fund commenced operations on December 20, 2010. The DoubleLine Low Duration Bond Fund commenced operations on September 30, 2011.

The DoubleLine Total Return Bond Fund’s investment objective is to seek to maximize total return. The DoubleLine Core Fixed Income Fund’s investment objective is to seek to maximize current income and total return. The DoubleLine Emerging Markets Fixed Income Fund’s investment objective is to seek high total return from current income and capital appreciation. The DoubleLine Multi-Asset Growth Fund’s investment objective is to seek long-term capital appreciation. The DoubleLine Low Duration Bond Fund’s investment objective is to seek current income.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Unobservable inputs developed using the reporting entity’s estimates and assumptions, which reflect those that market participants would use

Assets and liabilities may be transferred between levels. The Funds use end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors value such securities based on one or more inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities, in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy.

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds and notes of government and government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the

Semi-Annual Report	September 30, 2012	53

Notes to Financial Statements  (Cont.)

case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of broker dealer quotations or pricing service valuations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market value. As of September 30, 2012, the Funds did not hold securities fair valued by the Valuation Committee.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 20121:

Valuation Inputs	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund
Investments in Securities
Level 1
Money Market Funds	$762,034,352	$179,372,666	$—	$58,670,115	$53,600,505
Exchange Traded Funds and Common Stock	—	—	—	41,608,286	—
Affiliated Mutual Funds	—	—	—	35,549,013	—
Purchased Options	—	—	—	55,200	—
Total Level 1	762,034,352	179,372,666	—	135,882,614	53,600,505
Level 2
US Government / Agency Mortgage Backed Obligations	15,962,170,340	747,751,101	—	8,546,821	13,251,686
Non-Agency Residential Collateralized Mortgage Obligations	9,886,509,343	404,357,621	—	11,732,634	91,777,926
Other Short Term Investments	5,581,142,649	41,994,246	—	8,499,519	—
Non-Agency Commercial Mortgage-Backed Obligations	1,490,403,180	119,736,083	—	4,559,016	90,490,883
Collateralized Loan Obligations	229,066,513	361,178	—	—	33,325,903
US Corporate Bonds	—	486,250,318	—	—	76,451,256
US Government Bonds and Notes	—	398,854,865	—	—	30,856,322
Foreign Corporate Bonds	—	331,854,963	526,768,360	922,000	66,388,572
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	—	57,129,997	77,710,853	—	14,989,915
Purchased Options	—	—	—	179,177	—
Total Level 2	33,149,292,025	2,588,290,372	604,479,213	34,439,167	417,532,463
Level 3	—	—	—	—	—
Total	33,911,326,377	2,767,663,038	604,479,213	170,321,781	471,132,968
Other Financial Instruments
Level 1
Futures Contracts	—	—	—	733,080	—
Written Options	—	—	—	(251,950)	—
Total Level 1	—	—	—	481,130	—
Level 2
Swaps	—	—	—	(35,667)	—
Total Level 2	—	—	—	(35,667)	—
Level 3	—	—	—	—	—
Total	—	—	—	445,463	—

See	the Schedule of Investments for further disaggregation of investment categories.
[1]	There were no transfers into and out of Level 1, 2 and 3 during the period ended September 30, 2012.

54	DoubleLine Funds

(Unaudited) September 30, 2012

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2012 and 2011 for the Funds, are those that are open for exam by taxing authorities. As of September 30, 2012 the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2013. The Funds identify their major tax jurisdictions as U.S. Federal and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statements of operations.

D. Dividends and Distributions to Shareholders. Dividends from the net investment income of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund and the DoubleLine Low Duration Bond Fund will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund will be declared and paid quarterly. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The net asset value (“NAV”) per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ net asset value will not be calculated on the days on which the NYSE is closed for trading.

G. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

H. Bases for Consolidation for the DoubleLine Multi-Asset Growth Fund. The DoubleLine Multi-Asset Growth Fund may invest up to 25% of its total assets in DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the DoubleLine Multi-Asset Growth Fund. The Subsidiary invests in commodity-related investments and other investments. As of September 30, 2012 net assets of the DoubleLine Multi-Asset Growth Fund were $167,173,327 of which $24,379,410, or approximately 6.87%, represented the DoubleLine Multi-Asset Growth Fund’s ownership of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

I. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or on another reasonable basis. Investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

Semi-Annual Report	September 30, 2012	55

Notes to Financial Statements  (Cont.)

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Funds with investment management services under an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of each Fund, places orders for the purchase and sale of its portfolio securities and is responsible for the day-to-day management of the Trust’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.40%, 0.40%, 0.75%, 1.00% and 0.35% of the average daily net assets of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund and DoubleLine Low Duration Bond Fund, respectively.

The Adviser has contractually agreed to limit the DoubleLine Emerging Markets Fixed Income Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.95% for the Class I shares and 1.20% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Multi-Asset Growth Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 1.20% for the Class I shares and 1.45% for the Class A shares. The Adviser has contractually agreed to limit the DoubleLine Low Duration Bond Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.47% for the Class I shares and 0.72% for the Class N shares. For the purposes of the expense limitation agreement between the Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. Each Fund’s expense limitation may be terminated during its term only by a majority vote of the disinterested Trustees of the Board of Trustees.

The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it made to a Fund in the prior three fiscal years. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review and approval by the Board of Trustees and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

For the period ended September 30, 2012, the Adviser contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated below:

Year of Expiration	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund
March 31, 2014	$1,235,309	$231,152	$210,883	$79,472	$—
March 31, 2015	1,594,218	461,517	—	270,424	206,049
March 31, 2016	12,622	203,659	11,145	169,308	82,688

If a Fund invested in an affiliate Fund sponsored by the Adviser during the period covered by this report the Adviser agreed to waive its management fee payable to the Fund in an amount equal to the investment advisory fees paid by the affiliated Fund in respect of the Fund’s investment in the affiliated fund; accordingly, the Adviser waived $69,806 in fees from the DoubleLine Multi-Asset Growth Fund for the period ended September 30, 2012.

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds’ distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Multi-Asset Growth Fund imposes redemption fees. Redemption fees are paid to and retained by the Fund to limit the opportunity to market time the Fund and to help offset estimated portfolio transaction costs and other related costs incurred by the Fund as a result of short-term trading. The Fund will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

56	DoubleLine Funds

(Unaudited) September 30, 2012

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended September 30, 2012, were as follows:

	All Other		U.S. Government[1]
	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Total Return Bond Fund	$11,440,768,609	$2,551,343,404	$—	$—
DoubleLine Core Fixed Income Fund	854,656,298	407,394,794	715,829,001	745,721,415
DoubleLine Emerging Markets Fixed Income Fund	501,685,337	371,508,248	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	56,161,171	38,808,161	—	—
DoubleLine Low Duration Bond Fund	262,056,840	65,135,506	35,907,376	42,567,074

1	U.S. Government transactions are defined as those involving U.S. Treasury bills, bonds, and notes.

6.  Income Tax Information

The tax character of distributions for the Funds were as follows:

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2012	Year Ended March 31, 2012	Period Ended September 30, 2012	Year Ended March 31, 2012
Distributions Paid From:
Ordinary Income	$849,859,374	$975,511,781	$48,789,392	$47,531,637
Long Term Capital Gain	—	—	—	94,761
Total Distributions Paid	$849,859,374	$975,511,781	$48,789,392	$47,626,398

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)		DoubleLine Low Duration Bond Fund
	Period Ended September 30, 2012	Year Ended March 31, 2012	Period Ended September 30, 2012	Year Ended March 31, 2012	Period Ended September 30, 2012	Period Ended March 31, 2012
Distributions Paid From:
Ordinary Income	$9,236,935	$14,886,871	$2,579,221	$2,831,326	$3,960,171	$970,453
Long Term Capital Gain	—	107,993	—	—	—	—
Total Distributions Paid	$9,236,935	$14,994,864	$2,579,221	$2,831,326	$3,960,171	$970,453

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended March 31, 2012.

The cost basis of investments for federal income tax purposes at September 30, 2012 was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund
Tax Cost of Investments	$32,773,890,366	$2,675,061,359	$587,546,758	$169,467,392	$468,709,576
Gross Tax Unrealized Appreciation	1,315,470,762	98,637,391	19,040,080	4,182,268	3,658,882
Gross Tax Unrealized Depreciation	(178,034,751)	(6,035,712)	(2,107,625)	(3,327,879)	(1,235,490)
Net Tax Unrealized Appreciation (Depreciation)	$1,137,436,011	$92,601,679	$16,932,455	$854,389	$2,423,392

As of March 31, 2012, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund
Net Tax Unrealized Appreciation (Depreciation)	$316,565,416	$27,910,257	$7,141,594	$(291,173)	$760,193
Undistributed Ordinary Income	41,024,124	5,503,110	1,355,730	204,776	220,990
Total Distributable Earnings	41,024,124	5,503,110	1,355,730	204,776	220,990
Other Accumulated Gains (Losses)	(183,493,700)	(2,466,468)	(943,511)	(775,333)	(46,615)
Total Accumulated Earnings (Losses)	$174,095,840	$30,946,899	$7,553,813	$(861,730)	$934,568

Semi-Annual Report	September 30, 2012	57

Notes to Financial Statements  (Cont.)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

At March 31, 2012, the following capital loss carryforwards were available:

	Capital Loss Carryforwards	Expires
DoubleLine Total Return Bond Fund	$3,709,758	3/31/2019
DoubleLine Total Return Bond Fund	70,828,118	Indefinite
DoubleLine Multi-Asset Growth Fund (Consolidated)	261,387	Indefinite

At March 31, 2012, the following Funds deferred, on a tax basis, Qualified Late-year losses of:

DoubleLine Total Return Bond Fund	$71,622,269
DoubleLine Core Fixed Income Fund	50,635
DoubleLine Emerging Markets Fixed Income Fund	334,411
DoubleLine Multi-Asset Growth Fund (Consolidated)	199,835
DoubleLine Low Duration Bond Fund	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to paydown losses and foreign currency gains/losses. For the period ended March 31, 2012, the following table shows the reclassifications made:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
DoubleLine Total Return Bond Fund	$125,211,144	$(125,211,144)	$—
DoubleLine Core Fixed Income Fund	3,404,320	(3,404,320)	—
DoubleLine Emerging Markets Fixed Income Fund	—	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	62,812	(269,375)	206,563
DoubleLine Low Duration Bond Fund	98,829	(98,829)	—

58	DoubleLine Funds

(Unaudited) September 30, 2012

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund		DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund			DoubleLine Low Duration Bond Fund
	Class I		Class I		Class I		Class I			Class I
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold	918,130,831	$10,348,845,777	62,206,873	$698,987,459	23,081,065	$249,920,501	2,862,269	$28,376,867		21,565,896	$219,670,967
Reinvested Dividends	36,755,712	414,124,080	2,032,123	22,917,103	395,293	4,289,782	111,296	1,102,601		213,284	2,169,680
Shares Redeemed	(203,522,920)	(2,296,054,207)	(29,251,850)	(329,641,360)	(11,912,972)	(128,158,139)	(3,251,716)	(31,983,384	)*	(5,517,875)	(56,232,807)
	751,363,623	$8,466,915,650	34,987,146	$392,263,202	11,563,386	$126,052,144	(278,151)	$(2,503,916)		16,261,305	$165,607,840
Beginning Shares	1,452,955,798		139,645,156		32,718,477		8,483,719			13,000,748
Ending Shares	2,204,319,421		174,632,302		44,281,863		8,205,568			29,262,053

	Class N		Class N		Class N		Class A			Class N
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold	245,231,407	$2,763,608,217	25,627,465	$288,653,068	7,285,621	$78,982,443	5,731,002	$56,884,400		10,725,110	$109,235,292
Reinvested Dividends	14,398,993	162,138,397	915,004	10,315,410	145,845	1,584,024	106,082	1,054,670		121,083	1,230,778
Shares Redeemed	(86,007,739)	(970,374,946)	(9,666,463)	(108,774,192)	(3,402,456)	(36,835,240)	(1,730,762)	(17,051,556	)*	(2,374,479)	(24,139,746)
	173,622,661	$1,955,371,668	16,876,006	$190,194,286	4,029,010	$43,731,227	4,106,322	$40,887,514		8,471,714	$86,326,324
Beginning Shares	547,787,655		48,782,225		7,618,255		4,219,050			8,404,228
Ending Shares	721,410,316		65,658,231		11,647,265		8,325,372			16,875,942

*	Net of redemption fees of $8,867 and $3,508 for Class I and A, respectively

8.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table below. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations may serve as indicators of the volume of financial derivative activity for the Funds for the period covered by this report.

Futures Contracts  The Funds may use futures contracts for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. When a Fund writes or sells an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid

Semi-Annual Report	September 30, 2012	59

Notes to Financial Statements  (Cont.)

on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The activity in written options during the period ended September 30, 2012, is as follows:

DoubleLine Multi-Asset Growth Fund (Consolidated)	Number of Contracts	Premium Amount
Outstanding, Beginning of Period	15,003,080	$340,602
Options Written	2,213	153,736
Options Expired	(15,002,338)	(254,833)
Options Exercised	(1,150)	(88,015)
Options Closed	(600)	(22,899)
Outstanding, End of Period	1,205	$128,591

Credit Default Swap Agreements  Credit default swap agreements often involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit Default Swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty.

Total Return Swap Agreements  The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. Payments received or made at the termination of the swap are recorded as realized gain or loss on the Statement of Operations.

The Funds’ derivative instrument holdings and their primary risk exposures are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended September 30, 2012 is as follows:

Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Unrealized Appreciation (Depreciation)
DoubleLine Multi-Asset Growth Fund (Consolidated)	Purchase Options
	Equity	Net Unrealized Appreciation (Depreciation) in Unaffiliated Securities	$(903,744)

	Written Options
	Commodity	Net Unrealized Appreciation (Depreciation) in Written Options	$(123,359)

	Futures contracts
	Commodity	Net Unrealized Appreciation (Depreciation) on Futures	$733,080

	Swap contracts
	Credit Default		$(77,896)
	Total Return		42,229
		Net Unrealized Appreciation (Depreciation) on Swaps	$(35,667)

60	DoubleLine Funds

(Unaudited) September 30, 2012

The effect of derivative instruments on the Statements of Operations for the period ended September 30, 2012:

Fund	Derivatives not accounted for as hedging instruments	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives	Chage in Unrealized Appreciation (Depreciation) on Derivatives
DoubleLine Multi-Asset Growth Fund (Consolidated)	Purchase Options
	Equity	Net Realized and Unrealized Gain (Loss) on Unaffilated Securities	$(1,137,041)	$(539,995)

	Written Options
	Commodity		$22,107	$(44,338)
	Exchange Rate		150,000	(49,050)
		Net Realized and Unrealized Gain (Loss) on Written Options	$172,107	$(93,388)

	Futures contracts
	Commodity		$465,021	$760,098
	Exchange Rate		(32,312)	$(45,516)
		Net Realized and Unrealized Gain (Loss) on Futures	$432,709	$714,582

	Swap contracts
	Credit Default		$35,222	$(33,452)
	Total Return		(55,062)	$94,620
		Net Realized and Unrealized Gain (Loss) on Swaps	$(19,840)	$61,168

9.  Credit Facility

U.S. Bank, N.A. has made available to the DoubleLine Total Return Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund and DoubleLine Low Duration Bond Fund an uncommitted credit facility for short term liquidity in connection with shareholder redemptions. Borrowings under this credit facility bear interest at the bank’s prime rate less 0.50%. As of September 30, 2012 the maximum amounts available were $300,000,000, $50,000,000, $5,000,000, $6,000,000, $5,000,000 for the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund and DoubleLine Low Duration Bond Fund respectively. For the period ending September 30, 2012, the average borrowings and interest rate were $82,230 and 2.75%, respectively for the DoubleLine Emerging Markets Fixed Income Fund. The maximum amount outstanding during the period ended September 30, 2012 was $4,880,000 for the DoubleLine Emerging Markets Fixed Income Fund. Interest expense amounted to $1,150 for the period ending September 30, 2012 for the DoubleLine Emerging Markets Fixed Income Fund. There were no borrowings under this credit facility for the period ending September 30, 2012 for the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated) and DoubleLine Low Duration Bond Fund, respectively.

10.  Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	affiliated fund risk: the risk that the Adviser may be subject to a potential conflict of interest in determining whether to invest in an underlying fund managed by the Adviser or in a fund managed by an unaffiliated manager, and may have an economic or other incentive to select the fund managed by it over another fund.

•	asset allocation risk: the risk that a Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and underlying funds and that such allocation will focus on asset classes, underlying funds, or investments that perform poorly or underperform other asset classes, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

Semi-Annual Report	September 30, 2012	61

Notes to Financial Statements  (Cont.)

•	commodities risk: the risk that the value of a Fund’s shares may be affected by changes in the values of one or more commodities, which may be extremely volatile and difficult to value, risk of possible illiquidity, and the risks and costs associated with delivery, storage, and maintenance of precious metals or minerals or other commodity-related investments.

•	debt securities risk:

(	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

(

interest rate risk:  the risk that debt securities will decline in value because of increases in interest rates. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of emerging market countries as compared to developed countries.

•	equity issuer risk: the risk that the value of a company’s stock will decline in value in response to factors affecting that company, that company’s industry, or the market generally.

•	exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to credit risk generally to the same extent as debt securities.

•	financial services risk: the risk associated with the financial services industry being subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services industry depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. The financial services industry is exposed to risks that may impact the value of investments in the industry more severely than investments outside the industry. Businesses in the financial services industry often operate with substantial financial leverage.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	foreign investing risk: the risk that a Fund’s investments will be affected by the market conditions, currencies, and the economic and political climates in the foreign countries in which the Fund invests.

•	inflation-indexed bond risk: the risk that such bonds will change in value in response to changes in actual or anticipated changes in inflation rates, in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risk generally to the same extent as other similar debt securities.

•	investment company and exchange traded fund risk: the risk that an investment company, including any exchange-traded fund (“ETF”), in which a Fund invests will not achieve its investment objective or execute its investment strategy effectively or that large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	leveraging risk: the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited operating history risk: the risk that a newly formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that low trading volume, lack of a market maker, or contractual or legal restrictions may limit or prevent a Fund from selling securities or closing derivative positions at desirable prices.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•	market risk: the risk that the overall market will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments.

62	DoubleLine Funds

(Unaudited) September 30, 2012

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	non-diversification risk: the risk that, because a relatively higher percentage of a Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a more diversified fund. A decline in the market value of one of a Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable short-term capital gains to investors as compared to a fund that trades less frequently.

•	preferred securities risk: the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change as the prices of its investments go up or down.

•	real estate risk: the risk that real estate related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•	reliance on the adviser: the risk associated with each Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for a Fund. While the portfolio managers of the Funds have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar and intend to use similar analytical methods to identify potential investments for the Funds, the past experience of the portfolio managers does not guarantee future results for the Adviser.

•	securities or sector selection risk: the risk that the securities held by a Fund will underperform other funds investing in similar asset classes or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities or sectors for investment.

•	short sales risk: the risk that a security a Fund has sold short increases in value.

•	tax risk: in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. It is possible that certain of a Fund’s investments in commodity-linked derivatives will not give rise to “qualifying income” for this purpose. Any income a Fund derives from investments in instruments that do not generate “qualifying income” must be limited to a maximum of 10% of the Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•	U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so involve credit risk greater than investments in other types of U.S. Government securities.

11.  Recently Issued Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. Management assessed the requirements of this ASU and concluded that there is no material impact on the Funds’ financial statements.

Semi-Annual Report	September 30, 2012	63

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2012

12.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Funds have determined there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

64	DoubleLine Funds

Shareholder Expenses	(Unaudited)

Example

As a shareholder of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated) and DoubleLine Low Duration Bond Fund (each a “Fund” and collectively the “Funds”), you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period covered by this report.

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Multi-Asset Growth Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio	Beginning Account Value	Ending Account Value 9/30/12	Expenses Paid During Period *[1]	Ending Account Value 9/30/12	Expenses Paid During Period *[1]
DoubleLine Total Return Bond Fund	Class I	0.48%	$1,000	$1,059	$2.48	$1,023	$2.43
	Class N	0.73%	$1,000	$1,051	$3.75	$1,021	$3.70
DoubleLine Core Fixed Income Fund	Class I	0.50%	$1,000	$1,051	$2.57	$1,023	$2.54
	Class N	0.75%	$1,000	$1,050	$3.85	$1,021	$3.80
DoubleLine Emerging Markets Fixed Income Fund	Class I	0.95%	$1,000	$1,055	$4.89	$1,020	$4.81
	Class N	1.20%	$1,000	$1,054	$6.18	$1,019	$6.07
DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.20%	$1,000	$1,029	$6.10	$1,019	$6.07
	Class A	1.45%	$1,000	$1,028	$7.37	$1,018	$7.33
DoubleLine Low Duration Bond Fund	Class I	0.47%	$1,000	$1,018	$2.38	$1,023	$2.38
	Class N	0.72%	$1,000	$1,017	$3.64	$1,021	$3.65

* The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the most recent twelve month period.

1 Reflects fee waiver and expense limitation arrangements in effect during the period

Semi-Annual Report	September 30, 2012	65

Federal Tax Information	(Unaudited)

For the fiscal year ended March 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund	11.29%
DoubleLine Low Duration Bond Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2012 was as follows:

Dividends Received Deduction
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund	11.29%
DoubleLine Low Duration Bond Fund	0.00%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows:

DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	7.14%
DoubleLine Emerging Markets Fixed Income Fund	14.81%
DoubleLine Multi-Asset Growth Fund	0.00%
DoubleLine Low Duration Bond Fund	0.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

66	DoubleLine Funds

Trustees and Officers	(Unaudited)

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since Inception	President of Remo Consultants. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities, LLC.	6	None

John C. Salter, 1957	Trustee	Indefinite/Since Inception	California Desk Manager/Broker of Chapdelaine & Co. Formerly, Partner at Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	6	None

Raymond B. Woolson, 1958	Trustee	Indefinite/Since Inception	President of Apogee Group, Inc., a company providing financial consulting services.	6	None

(1) The address of each Independent Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes DoubleLine Opportunistic Credit Fund, a closed-end fund.

The following Trustees are “interested persons” of the Trust as defined in the 1940 Act because they are officers of the Adviser, and indirect shareholders in the Adviser.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since Inception	Chief Executive Officer of DoubleLine Capital LP (since December 2009); prior thereto, Chief Investment Officer, Group Managing Director and President of TCW Group.	5	None

Philip A. Barach, 1952	Trustee	Indefinite/Since Inception	President of DoubleLine Capital LP (since December 2009); prior thereto, Group Managing Director of TCW Group.	5	None

(1) The address of each Interested Trustee is DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Change to Board of Trustees

Effective September 5, 2012, Robert Untracht resigned as a Trustee of the Trust.

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	Trustee, President and Chief Executive Officer of DoubleLine Opportunistic Credit Fund (since July 2011); President of DoubleLine Funds Trust (since January 2010); Executive Vice President of DoubleLine Capital LP (since July 2010); prior thereto, President and CEO of TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since October 2011	Treasurer and Principal Financial and Accounting Officer of DoubleLine Opportunistic Credit Fund (since July 2011); Treasurer and Principal Financial and Accounting Officer of DoubleLine Funds Trust (since October 2011); prior thereto, Assistant Treasurer of DoubleLine Funds Trust; Director of Operations, Mutual Funds and Southern Wholesaler of DoubleLine Capital LP (since December 2009); prior thereto, Senior Vice President of TCW.

Keith T. Kirk, 1963	Chief Compliance Officer	Indefinite/Since May 2012	Chief Compliance Officer of DoubleLine Opportunistic Credit Fund (since May 2012); Chief Compliance Officer of DoubleLine Funds Trust (since May 2012); Chief Compliance Officer of DoubleLine Capital LP (since January 2012); Independent Compliance Consultant (from September 2009 through December 2011); Chief Compliance Officer of Metropolitan West Asset Management LLC (September 2004 through August 2009).

Semi-Annual Report	September 30, 2012	67

Trustees and Officers (Cont.)	(Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Louis C. Lucido, 1950	Secretary	Indefinite/Since Inception	Secretary of DoubleLine Opportunistic Credit Fund (since July 2011); Chief Operating Officer of DoubleLine Capital LP (since June 2010); Secretary of DoubleLine Funds Trust (since January 2010); Executive Vice President of DoubleLine Capital LP (from December 2009 through May 2010); prior thereto, Group Managing Director at TCW.

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since March 2012

Assistant Treasurer of DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer of DoubleLine Funds Trust (since March 2012); Assistant Treasurer of the private funds of Western Asset Management Company (from December 2004 through March 2012).

Cris Santa Ana, 1965	Vice President	Indefinite/Since April 2011	Vice President of DoubleLine Opportunistic Credit Fund (since July 2011); Vice President of DoubleLine Funds Trust (since April 2011); Chief Risk Officer of DoubleLine Capital LP (since June 2010); Chief Operating Officer of DoubleLine Capital LP (from December 2009 through May 2010); prior thereto, Managing Director at TCW.

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	General Counsel at DoubleLine Capital LP (since April 2010); prior thereto, Director at Barclays Capital and Agency; General Manager of Barclays Bank PLC’s California-based banking operations beginning in October 2007. Prior to Barclays, Mr. Lariscy served as Vice President/Associate General Counsel to TCW since January 2006 and worked as outside counsel with Linklaters in New York.

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President of DoubleLine Opportunistic Credit Fund (since May 2012); Vice President of DoubleLine Funds Trust (since May 2012); Director, Trading and Settlements at DoubleLine Capital LP (since December 2009); prior thereto, Senior Vice President of TCW.

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President of DoubleLine Opportunistic Credit Fund (since September 2012); Vice President of DoubleLine Funds Trust (since September 2012); Director of Operations of DoubleLine Capital LP (since September 2012); prior thereto, Manager at Western Asset Management Company.

(1) The address of each officer is DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

68	DoubleLine Funds

Information About Proxy Voting	(Unaudited)

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s web site at http://www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Semi-Annual Report	September 30, 2012	69

Privacy Notice	(Unaudited)

What Does DoubleLine Do With Your Personal Information

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11(877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

70	DoubleLine Funds

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	info@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund

Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center

Drive, Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, CA 90071

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DOUBLELINE FUNDS TRUST

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	12/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	12/7/12

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and
Principal Financial and Accounting Officer

Date	12/7/12